              As filed with the Securities and Exchange Commission
                                on March 28, 2001

                       Securities Act File No. 333-56526

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. /1/
                        Post-Effective Amendment No. / /

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

           466 Lexington Avenue, 16th Floor, New York, New York 10017
                (Address of Principal Executive Offices: Number,
                         Street, City, State, Zip Code)

                                 (212) 875-3500
                  (Registrant's Area Code and Telephone Number)

                                  -------------

                                Hal Liebes, Esq.
                              Senior Vice President
                Credit Suisse Asset Management Income Fund, Inc.
                        466 Lexington Avenue, 16th Floor
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                 with copies to:
                            Daniel Schloendorn, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019

                                  -------------

                  Approximate Date of Proposed Public Offering:

                          As soon as practicable after
                  this Registration Statement becomes effective

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================
   TITLE OF                        PROPOSED        PROPOSED
  SECURITIES          AMOUNT       MAXIMUM          MAXIMUM         AMOUNT OF
    BEING              BEING    OFFERING PRICE     AGGREGATE      REGISTRATION
  REGISTERED        REGISTERED   PER UNIT (1)  OFFERING PRICE (1)      FEE(2)
--------------------------------------------------------------------------------
Common Stock
($0.001 par value)  14,996,378      $6.36        $95,376,964       $23,844.24
================================================================================

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended, based on the average of the high and low sales prices of the Registrant's Common Stock as reported on the New York Stock Exchange on March 1,
      2001.

(2)   Previously paid.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement contains the following papers and documents:

      o     Cover Sheet

      o     Contents of Registration Statement

      o     Form N-14 Cross Reference Sheet

      o     Letter to Shareholders of Credit Suisse Asset Management Income
            Fund, Inc.

      o Letter to Shareholders of Credit Suisse Asset Management Strategic Global Income Fund, Inc.

      o Notice of Annual Meeting of Shareholders of Credit Suisse Asset Management Income Fund, Inc.

      o Notice of Special Meeting of Shareholders of Credit Suisse Asset Management Strategic Global Income Fund, Inc.

      o     Part A - Proxy Statement/Prospectus

      o     Part B - Statement of Additional Information

      o     Part C - Other Information

      o     Signature Page

      o     Exhibits

                              CROSS REFERENCE SHEET

PART A Item No. and Caption               Proxy Statement/Prospectus Caption
---------------------------               ----------------------------------
1.  Beginning of Registration Statement   Cover Page
    and Outside Front Cover Page of
    Prospectus

2.  Beginning and Outside Back Cover      Cover Page; Table of Contents
    Page of Prospectus Contents

3.  Fee Table, Synopsis Information,      Synopsis; Risk Factors and Special
    and Risk Factors                      Considerations; Comparison of
                                          Investment Objectives and Policies

4.  Information about the Transactions    Synopsis - The Proposed
                                          Reorganization; Information about
                                          the Reorganization; Additional
                                          Information about the Funds

5.  Information about the Registrant      Synopsis; Risk Factors and Special
                                          Considerations; Comparison of
                                          Investment Objectives and
                                          Policies; Additional Information
                                          about the Funds

6.  Information about the Company         Synopsis; Risk Factors and Special
    Being Acquired                        Considerations; Comparison of
                                          Investment Objectives and
                                          Policies; Additional Information
                                          about the Funds

7.  Voting Information                    Notice of Meeting of Shareholders;
                                          General; Required Vote

8.  Interest of Certain Persons and       Additional Information about the Funds
    Experts

9.  Additional Information Required       (Not Applicable)
    for Reoffering by Persons Deemed
    to be Underwriters

PART B Item No. and Caption               Statement of Additional Information
                                          Caption
---------------------------               --------------------------------------

10. Cover Page                            Cover Page

11. Table of Contents                     Table of Contents

12. Additional Information about the      Comparison of Risk Factors and Special
    Registrant                            Considerations (in Part A);
                                          Comparison of Investment
                                          Objectives and Policies (in Part
                                          A); Additional Information about
                                          the Funds (in Part A); Tax
                                          Considerations

13. Additional Information about the      Comparison of Risk Factors and Special
    Company Being Acquired                Considerations (in Part A);
                                          Comparison of Investment
                                          Objectives and Policies;
                                          Additional Information about the
                                          Funds (in Part A); Tax
                                          Considerations

14. Financial Statements                  Financial Statements

PART C
------

15 - 17 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in
                                          Part C of this Registration
                                          Statement.

PART A INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017


                                                                  March 28, 2001


Dear Shareholder:

    We are pleased to invite you to the 2001 annual meeting of shareholders of Credit Suisse Asset Management Income Fund, Inc., which is referred to in this letter as "CIK."

    The annual meeting is scheduled to be held at 2:00 p.m., Eastern time, on Tuesday, May 1, 2001, at the offices of CIK's investment manager, Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, 16th Floor, New York, New York 10017. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy. A Proxy Statement/Prospectus regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.


    At the annual meeting, you will be asked to vote on a number of proposals, the most significant of which is the proposed combination or reorganization of CIK and Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("CGF"), in which CIK will acquire all the assets and liabilities of CGF in exchange for CIK shares. As a result of the reorganization, each CGF shareholder will receive CIK shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's CGF shares.


    The CIK Board's approval and recommendation that you vote for the reorganization springs from a number of issues which CIK's investment advisor and directors have been considering over a period of time. First, while very much wishing to retain the closed-end characteristic of CIK, it has been the unanimous view of the Board that an increase in CIK's asset size could potentially benefit shareholders in several ways: the expense ratio could be reduced, CIK's investment flexibility and opportunities could be enhanced and analyst coverage of CIK might be expanded, a factor that the investment advisor has identified as one that may positively affect the discount/premium at which a closed-end fund trades.


    As some of you may recall, CIK participated in a rights offering in 1996 that had the benefit of increasing CIK's size. Presently, the Board has concluded that the proposed reorganization, which is expected to bring $84 million of net assets into CIK and result in a combined fund with approximately $280 million in net assets (based on current asset levels), would offer CIK shareholders the benefits of a larger size without diluting their net asset value. Of course, it would also permit CGF, which has less assets than CIK to experience the advantages of expanded size as well.



    In addition, the Board recently adopted a new investment policy whereby CIK may invest up to 35% of its net assets in emerging markets debt securities and accepted a recommendation from the investment advisor to partially reposition CIK's portfolio. As a result, CIK has liquidated its investment-grade debt securities portfolio (approximately 15% of CIK's net assets) and re-deployed those assets in emerging market debt securities.



    The Board of Directors and the investment advisor believe that the reorganization is in step with CIK's investment objective of seeking current income and consistent with the repositioning of CIK's portfolio. For example, by acquiring the assets of CGF, CIK is expected to be able to better pursue its objective because some of those assets represent higher yielding emerging markets debt. In addition, a portion of CGF's portfolio is comprised of domestic high yield debt that, although still below investment grade, is rated higher than the domestic high yield debt held by CIK. Although this is expected to result in a reduction in yield, it will contribute to the credit quality balance of CIK. Moreover, studies have shown that an international component to a portfolio can help to stabilize it because domestic and international markets will sometimes move in opposite directions.



    Given the advantages of increased size and the change in the investment portfolio, the Board of Directors believes the proposed reorganization is in the best interests of CIK's shareholders. For the reasons set forth above and in the accompanying proxy materials, the Board (whose members also serve on the Board of Directors of CGF) has unanimously approved this reorganization and recommended that CIK shareholders vote to approve it.

    The proposed reorganization is described in more detail in the Proxy Statement/Prospectus.

    You are also being asked to approve a new investment advisory agreement with CSAM. The new agreement will be substantially the same as the current agreement except that the investment advisory fee paid to CSAM will be based upon the lower of the average weekly stock price (market value) of CIK's outstanding shares or its average weekly net assets. By virtue of this structure, CIK will:

    - reduce its investment advisory fees if its shares trade at a discount, thereby lowering its expense ratio, and


    - more closely align the interests of CSAM with the interests of the shareholders, which are aimed at enhancing the Fund's market value.


    The new investment advisory agreement, which was proposed by CSAM in recognition of the economies of scale that would result from the combination of CIK and CGF, would take effect only upon the consummation of the Reorganization.


    At the annual meeting, you will also be asked to elect five (5) management nominees standing for election to CIK's Board of Directors.



    THE BOARD OF DIRECTORS OF CIK BELIEVES THAT THE PROPOSED REORGANIZATION AND THE OTHER PROPOSALS ARE IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR EACH PROPOSAL, INCLUDING CIK'S NOMINEES.



    Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, reminding you to vote your shares. If you prefer, you can vote by telephone or through the Internet in accordance with the instructions provided on your proxy card. If any of your shares are held in the name of a bank, broker or other nominee, please follow the steps indicated in the enclosed voting instruction sheet when voting your shares or contact the party responsible for your account.



    Voting by telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When CIK's agent records proxies by telephone or through the Internet, it will use procedures designed to
(i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and
(iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.


    Whichever voting method you choose, please read the full text of the proxy statement before you vote.


    If you have any questions regarding the proposed reorganization or need assistance in voting your shares, please feel free to call Georgeson Shareholder Communications at (800) 223-2064, who will be pleased to assist you.


    IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Respectfully,

James P. McCaughan
Chairman of the Board of Directors


    YOU ARE URGED TO SIGN THE PROXY CARD AND RETURN THE CARD IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

       CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017


                                                                  March 28, 2001


Dear Shareholder:

    We are pleased to invite you to a special meeting of shareholders of Credit Suisse Asset Management Strategic Global Income Fund, Inc., which is referred to in this letter as "CGF."

    The special meeting is scheduled to be held at 3:00 p.m., Eastern time, on Tuesday, May 1, 2001, at the offices of CGF's investment manager, Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, 16th Floor, New York, New York 10017. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy. A Proxy Statement/Prospectus regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.


    At the special meeting, you will be asked to vote on a proposed combination or reorganization of CGF and Credit Suisse Asset Management Income Fund, Inc., referred to below as "CIK", in which CIK will acquire all the assets and liabilities of CGF in exchange for CIK shares. As a result of the reorganization, you will receive that number of CIK shares having an aggregate net asset value equal to the aggregate net asset value of your shares as of the close of business on the closing date of the reorganization (except that cash will be paid in lieu of fractional shares).


    The recommendation that you vote for the reorganization springs from a number of issues which CGF's investment advisor and directors have been considering over a period of time. First, while very much wishing to retain the closed-end characteristic of CGF, it is the unanimous view of the Board that CGF has not attained a sufficient critical mass, and that if CGF could combine with a larger fund, shareholders could potentially benefit in several ways: the expense ratio could be reduced, investment flexibility and opportunities could be enhanced and access to analyst coverage would likely be enhanced, a factor that the investment advisor has identified as one that can positively affect the discount/premium at which a closed-end fund trades. Currently, analyst coverage of CGF has not been initiated.


    The Board has concluded that the proposed reorganization would offer CGF shareholders the benefits of a larger size, including a significantly lower expense ratio, without diluting their net asset value. The reorganization is expected to result in a combined fund with $280 million in net assets (three times the size of CGF based on current asset levels).



    In addition, following a recommendation by the investment advisor, CGF recently reduced the percentage of its net assets invested in emerging markets debt to 15% from approximately 35%, thus more closely aligning CGF's portfolio mix to that of CIK.



    Given the advantages of increased size and the change in the investment portfolio, the Board of Directors believes the proposed reorganization is in the best interests of CGF's shareholders. For the reasons set forth above and in the accompanying proxy materials, the Board (whose members also serve on the Board of Directors of CIK) has unanimously approved this reorganization and recommended that CGF shareholders vote to approve it.



    The proposed reorganization is described in more detail in the Combined Proxy Statement/ Prospectus.


    CIK shareholders are also being asked to approve a new investment advisory agreement with CSAM. The new agreement will be substantially the same as the current agreement except that the investment advisory fee paid to CSAM will be based upon the lower of the average weekly stock price

(market value) of CIK's outstanding shares or its average weekly net assets. By virtue of this structure, CIK will:

    - reduce its investment advisory fees if its shares trade at a discount, thereby lowering its expense ratio, and

    - more closely align the interests of CSAM with the interests of CIK shareholders which are aimed at enhancing CIK's market value.

    The new investment advisory agreement, which was proposed by CSAM in recognition of the economies of scale afforded by the combination of CIK and CGF, will take effect only upon the consummation of the reorganization. If the reorganization is consummated, as shareholders of CIK you will benefit from the advisory fee structure changes. You are not being asked to vote separately on this matter.


    THE BOARD OF DIRECTORS OF CGF BELIEVES THAT THE PROPOSED REORGANIZATION IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" THE PROPOSAL.



    Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, reminding you to vote your shares. If you prefer, you can vote by telephone or through the Internet in accordance with the instructions printed on your proxy card. If any of your shares are held in the name of a bank, broker or other nominee, please follow the steps indicated in the enclosed voting instruction sheet when voting your shares or contact the party responsible for your account.



    Voting by telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Fund's agent records proxies by telephone or through the Internet, it will use procedures designed to
(i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and
(iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.


    Whichever voting method you choose, please read the full text of the proxy statement before you vote.


    If you have any questions regarding the proposed reorganization or need assistance in voting your shares, please feel free to call Georgeson Shareholder Communications at (800) 223-2064 who will be pleased to assist you.


    IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Respectfully,

James P. McCaughan
Chairman of the Board of Directors


    YOU ARE URGED TO SIGN THE PROXY CARD AND RETURN THE CARD IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

REORGANIZATION Q&A
  CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND ("CGF") INTO CREDIT SUISSE ASSET MANAGEMENT INCOME FUND ("CIK")



    THE ENCLOSED MATERIALS INCLUDE A COMBINED PROSPECTUS/PROXY STATEMENT CONTAINING INFORMATION YOU NEED TO MAKE A MORE INFORMED DECISION. HOWEVER, WE THOUGHT IT WOULD ALSO BE HELPFUL FOR YOU TO HAVE, AT THE START, ANSWERS TO SOME OF THE IMPORTANT QUESTIONS YOU MIGHT HAVE ABOUT THE PROPOSED REORGANIZATION.



    WE HOPE YOU FIND THESE EXPLANATIONS USEFUL AS YOU REVIEW YOUR MATERIALS BEFORE VOTING. FOR MORE DETAILED INFORMATION ABOUT THE PROPOSED REORGANIZATION, PLEASE REFER TO THE COMBINED ENCLOSED PROSPECTUS/ PROXY STATEMENT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSED REORGANIZATION OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE FEEL FREE TO CALL GEORGESON SHAREHOLDER COMMUNICATIONS AT
(800) 223-2064, WHO WILL BE PLEASED TO ASSIST YOU.



WHAT WILL HAPPEN TO MY SHARES IF THE PROPOSED REORGANIZATION IS APPROVED?



    If you are now a shareholder of CIK, you will keep your shares. After the closing, your shares will simply represent ownership in the combined fund.



    If you are now a shareholder of CGF, you will become a shareholder of CIK and will no longer be a shareholder of CGF, which will be dissolved pursuant to the proposed reorganization. You will receive shares of CIK and cash for fractional shares with a total value equal to the total net asset value of your investment in CGF at the time of the closing on the reorganization. For example, if the closing had taken place on March 27, 2001, when the net asset value per share of CGF and CIK was $7.08 and $5.66, respectively, and you owned 100 shares of CGF, you would have received approximately 125 shares of CIK in exchange for your 100 shares of CGF.



WHAT WILL HAPPEN TO MY MONTHLY DIVIDEND IF THE PROPOSED REORGANIZATION IS
  APPROVED?



    If you are now a shareholder of CIK, you will continue to receive your monthly dividend check from CIK. Depending on the relative portfolio composition of CIK and CGF, you may see a slight reduction in the amount of your dividend. However, over time Credit Suisse Asset Management, LLC ("CSAM"), the investment advisor to both Funds, believes that the risk profile of the combined portfolio will work to the shareholders' advantage.



    If you are now a shareholder of CGF, you will become a shareholder of CIK and will receive a monthly dividend check from CIK on the shares of CIK you will receive in the reorganization. CIK's monthly dividend per share is currently lower than that of CGF. However, assuming the spread between the net asset value per share of CGF and that of CIK and the monthly dividend rate per share of CIK remain at their current levels, the total monthly dividend you may expect to receive on your shares of CIK immediately after the reorganization should in fact exceed your current total monthly dividend. For example, using the current monthly dividend rate of $0.0725 per share for CGF and assuming the current monthly dividend rate of CIK of $0.06 per share remains constant after the reorganization, if you had 100 shares of CGF prior to the reorganization, your total monthly dividend was $7.25. If the closing had taken place on March 27, 2001 at the relative net asset values of each Fund on that date indicated above, you would have received 125 shares of CIK and your aggregate monthly dividend post reorganization would then be $7.50.



WHAT IS THE KEY REASON FOR THE REORGANIZATION?



    The proposed reorganization will create one single larger sized fund, which should reduce annual per share expenses for shareholders of both CGF and CIK. CSAM believes that a larger asset base could provide portfolio management benefits such as greater investment flexibility and the ability of CIK to command more attention from analysts.

DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES?



    Yes. The Funds have substantially similar investment objectives and policies. CIK's objective is current income consistent with the preservation of capital, while CGF's objective is high current income consistent with the preservation of capital. Richard J. Lindquist, the principal portfolio manager of both Funds, has over 15 years of securities business experience, and has been involved in the management of each Fund since its inception.



    In both Funds, CSAM seeks to achieve the Funds' investment objectives by investing primarily in domestic high yield debt securities and to a lesser extent in emerging market debt securities. For additional information regarding the investment objectives and policies of the Funds, please refer to the enclosed Prospectus/Proxy Statement.



WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?



    THE PROPOSED REORGANIZATION WILL NOT BE A TAXABLE EVENT.



    Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.



WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF CIK THAT I CURRENTLY HAVE
  AS A SHAREHOLDER OF CGF?



    Yes. You will continue to enjoy the same shareholder privileges such as dividend reinvestment as well as access to professional service representatives.



WHY IS MY APPROVAL REQUIRED?



    If you are a shareholder of CIK, your approval is required by the listing rules of the New York Stock Exchange. If you are a shareholder of CGF, your approval is required by the laws of the State of Maryland, where CGF is incorporated.



HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?



    The Board of Directors of each Fund recommends that you vote FOR the reorganization. The Directors believe the reorganization is in the best interest of each Fund and its shareholders.



WHY IS MY VOTE IMPORTANT?



    Shareholders have a responsibility to vote on important matters affecting their fund investments.



    NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE -- AND ITS TIMELINESS -- ARE IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY OR VOTE BY TELEPHONE OR THROUGH THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS PRINTED ON YOUR PROXY CARD! IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE, PLEASE FOLLOW THE STEPS INDICATED IN THE ENCLOSED VOTING INSTRUCTION SHEET WHEN VOTING YOUR SHARES OR CONTACT THE PARTY RESPONSIBLE FOR YOUR ACCOUNT.

          WAIT! THERE'S AN EASIER WAY TO VOTE YOUR CREDIT SUISSE ASSET
                MANAGEMENT STRATEGIC GLOBAL INCOME FUND SHARES!

                         24 HOURS A DAY - 7 DAYS A WEEK

                                VOTE BY TELEPHONE

               It's fast, convenient and your vote is immediately
                              confirmed and posted.


                USING A TOUCH-TONE TELEPHONE, CALL THE TOLL-FREE
                   NUMBER WHICH APPEARS ON THE TOP LEFT CORNER
                    OF YOUR ENCLOSED VOTING INSTRUCTION FORM.

                       JUST FOLLOW THESE FOUR EASY STEPS:
--------------------------------------------------------------------------------
1.    READ THE ACCOMPANYING PROXY STATEMENT AND VOTING
      INSTRUCTION FORM.

2.    CALL THE TOLL-FREE NUMBER LOCATED ON THE TOP LEFT CORNER
      OF YOUR VOTING INSTRUCTION FORM.

3.    ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON YOUR
      VOTING INSTRUCTION FORM.

4.    FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT!
                              CALL 24 HOURS A DAY


                                VOTE BY INTERNET

               It's fast, convenient and your vote is immediately confirmed and posted. In addition, you can elect to receive all future materials by Internet.


                                 GO TO WEBSITE:
                                WWW.PROXYVOTE.COM



                       JUST FOLLOW THESE FOUR EASY STEPS:
--------------------------------------------------------------------------------
1.    READ THE ACCOMPANYING PROXY STATEMENT AND
      VOTING INSTRUCTION FORM.

2.    GO TO THE WEBSITE WWW.PROXYVOTE.COM.

3.    ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON
      YOUR VOTING INSTRUCTION FORM.

4.    FOLLOW THE SIMPLE INSTRUCTIONS.
--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT!
                             GO TO WWW.PROXYVOTE.COM
                                 24 HOURS A DAY


        IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR VOTING
                                INSTRUCTION FORM.
                            THANK YOU FOR YOUR VOTE!

          WAIT! THERE'S AN EASIER WAY TO VOTE YOUR CREDIT SUISSE ASSET
                         MANAGEMENT INCOME FUND SHARES!

                         24 HOURS A DAY - 7 DAYS A WEEK

                                VOTE BY TELEPHONE

               It's fast, convenient and your vote is immediately
                              confirmed and posted.


                USING A TOUCH-TONE TELEPHONE, CALL THE TOLL-FREE
                   NUMBER WHICH APPEARS ON THE TOP LEFT CORNER
                    OF YOUR ENCLOSED VOTING INSTRUCTION FORM.

                       JUST FOLLOW THESE FOUR EASY STEPS:
--------------------------------------------------------------------------------
1.    READ THE ACCOMPANYING PROXY STATEMENT AND VOTING
      INSTRUCTION FORM.

2.    CALL THE TOLL-FREE NUMBER LOCATED ON THE TOP LEFT CORNER
      OF YOUR VOTING INSTRUCTION FORM.

3.    ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON YOUR
      VOTING INSTRUCTION FORM.

4.    FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT!
                              CALL 24 HOURS A DAY


                                VOTE BY INTERNET

               It's fast, convenient and your vote is immediately confirmed and posted. In addition, you can elect to receive all future materials by Internet.


                                 GO TO WEBSITE:
                                WWW.PROXYVOTE.COM



                       JUST FOLLOW THESE FOUR EASY STEPS:
--------------------------------------------------------------------------------
1.    READ THE ACCOMPANYING PROXY STATEMENT AND
      VOTING INSTRUCTION FORM.

2.    GO TO THE WEBSITE WWW.PROXYVOTE.COM.

3.    ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON
      YOUR VOTING INSTRUCTION FORM.

4.    FOLLOW THE SIMPLE INSTRUCTIONS.
--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT!
                             GO TO WWW.PROXYVOTE.COM
                                 24 HOURS A DAY


        IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR VOTING
                                INSTRUCTION FORM.
                            THANK YOU FOR YOUR VOTE!

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Credit Suisse Asset Management Income Fund, Inc.:

    Please take notice that the annual meeting of shareholders of Credit Suisse Asset Management Income Fund, Inc. ("CIK"), a Maryland corporation, will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Tuesday, May 1, 2001, at 2:00 p.m., Eastern time, for the following purposes:


1. To consider and vote upon the approval of an Agreement and Plan of Reorganization dated as of March 27, 2001 between CIK and Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("CGF"), a Maryland corporation, whereby (i) CIK would acquire all the assets and liabilities of CGF, (ii) CIK would issue CIK shares to CGF in exchange therefor,
    (iii) such CIK shares would be distributed to shareholders of CGF in liquidation of CGF, and (iv) CGF would subsequently be dissolved under Maryland law and de-registered under the Investment Company Act of 1940;


2. To consider and vote upon the approval of a new investment advisory agreement with Credit Suisse Asset Management, LLC; and

3. To consider and vote upon the election of five (5) management nominees standing for election to CIK's Board of Directors;

    The appointed proxies will vote in their discretion on any other business that may properly come before the annual meeting or any adjournments or postponements thereof.

    Holders of record of shares of common stock of CIK at the close of business on March 5, 2001 are entitled to vote at the annual meeting and at any postponements or adjournments thereof. CGF shareholders must approve the reorganization as well.

    The persons named as proxies or the Chairman of the meeting may propose one or more adjournments of the annual meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Unless it is approved by the Chairman of the meeting, any such adjournment will require the affirmative vote of the holders of a majority of CIK's shares present in person or by proxy at the annual meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of CIK.

    The enclosed proxy is being solicited on behalf of the Board of Directors of CIK.

By Order of the Board of Directors,


Michael A. Pignataro, Chief Financial Officer and Secretary
March 28, 2001


IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN THE CARD IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

       CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Credit Suisse Asset Management Strategic Global Income Fund, Inc.:

    Please take notice that a special meeting of shareholders of Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("CGF"), a Maryland corporation, will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Tuesday, May 1, 2001, at 3:00 p.m., Eastern time, for the following purpose:


1. To consider and vote upon the approval of an Agreement and Plan of Reorganization dated as of March 27, 2001 between CGF and Credit Suisse Asset Management Income Fund, Inc. ("CIK"), a Maryland corporation, whereby
    (i) CIK would acquire all the assets and liabilities of CGF, (ii) CIK would issue CIK shares to CGF in exchange therefor, (iii) such CIK shares would be distributed to shareholders of CGF in liquidation of CGF, and (iv) CGF would subsequently be dissolved under Maryland law and de-registered under the Investment Company Act of 1940.


    The appointed proxies will vote in their discretion on any other business that may properly come before the special meeting or any adjournments or postponements thereof.

    Holders of record of shares of common stock of CGF at the close of business on March 5, 2001 are entitled to vote at the special meeting and at any postponements or adjournments thereof. CIK shareholders must approve the reorganization as well.

    The persons named as proxies or the Chairman of the meeting may propose one or more adjournments of the special meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Unless it is approved by the Chairman of the meeting, any such adjournment will require the affirmative vote of the holders of a majority of CGF's shares present in person or by proxy at the special meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of CGF.

    The enclosed proxy is being solicited on behalf of the Board of Directors of CGF.

By Order of the Board of Directors,


Michael A. Pignataro, Chief Financial Officer and Secretary
March 28, 2001



IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN THE CARD IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                          ACQUISITION OF THE ASSETS OF


       CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

                        BY AND IN EXCHANGE FOR SHARES OF

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

                            COMBINED PROXY STATEMENT
                                      FOR
                            MEETINGS OF SHAREHOLDERS
                         TO BE HELD TUESDAY MAY 1, 2001
                                   PROSPECTUS
                                      FOR
                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.


    This Combined Proxy Statement/Prospectus ("Proxy Statement/Prospectus") is being furnished to shareholders of Credit Suisse Asset Management Income Fund, Inc. ("CIK" or, as the Reorganization goes forward, the "Surviving Fund") for use at CIK's annual meeting of shareholders to be held Tuesday, May 1, 2001 at 2:00 p.m. (Eastern time) and is being furnished to shareholders of Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("CGF") for use at a special meeting of CGF shareholders to be held on Tuesday, May 1, 2001 at 3:00 p.m., (Eastern time). The meeting of shareholders of each fund will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017. CGF and CIK are sometimes collectively referred to as the "Funds" and individually, as the context may require, as a "Fund." The approximate mailing date of this Proxy Statement/Prospectus is March 30, 2001.



    PURPOSE OF THE MEETINGS. At each of the meetings, shareholders of the Funds will be asked to approve an Agreement and Plan of Reorganization dated as of March 27, 2001. The Agreement and Plan of Reorganization is referred to in this Proxy Statement/Prospectus as the "Plan." In addition, CIK's shareholders are being asked to approve a new investment advisory agreement with Credit Suisse Asset Management LLC (referred to in this Proxy Statement/Prospectus as "CSAM"), and to vote on the election of five (5) directors.


    SPECIFICS OF THE PROPOSED REORGANIZATION. The Plan provides for all the assets of CGF to be acquired by CIK in exchange for CIK shares and the assumption by CIK of all of the liabilities of CGF, hereinafter referred to as the "Reorganization." CIK shares would be distributed to CGF shareholders in liquidation of CGF and thereafter CGF would be dissolved under Maryland law and de-registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a result of the reorganization, each CGF shareholder would receive that number of CIK shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's CGF shares as of the close of business on the closing of the reorganization (except that cash will be paid in lieu of fractional shares).

    CGF shareholders will not receive any fractional shares of CIK as part of the CGF distribution. In lieu thereof, CGF will receive from CIK for distribution to its shareholders cash in an amount equal to the aggregate net asset value of the fractional shares otherwise distributable to the CGF shareholders, and the total number of CIK shares otherwise issuable to CGF will be reduced by that number of CIK shares having an aggregate net asset value equal to the cash so paid to CGF.

    The terms and conditions of the Reorganization and related transactions are more fully described in this Proxy Statement/Prospectus and in the Plan, a copy of which is attached as Exhibit A.

    This Proxy Statement/Prospectus serves as a prospectus for shares of CIK under the Securities Act of 1933, as amended, which is referred to in this Proxy Statement/Prospectus as the "Securities Act," in connection with the issuance of CIK common shares in the Reorganization.


    NEW INVESTMENT ADVISORY AGREEMENT (FOR CIK SHAREHOLDERS ONLY). Shareholders of CIK are also being asked to approve a new investment advisory agreement with CIK's investment adviser, CSAM. The new agreement will be substantially the same as the current agreement except that the investment advisory fee will be based upon the lower of the average weekly stock price (market value) of the Surviving Fund's outstanding shares or its average weekly net assets. The new investment advisory agreement with CSAM, which is more fully described in this Proxy Statement/Prospectus, will take effect only upon the consummation of the Reorganization.


    ELECTION OF DIRECTORS (FOR CIK SHAREHOLDERS ONLY). The shareholders of CIK will also be asked to consider and vote upon the election of five
(5) management nominees standing for election to CIK's Board of Directors.

    You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about CGF and CIK that you should know before voting on the proposals described below.


    A Statement of Additional Information, dated March 28, 2001, which is referred to in this Proxy Statement/Prospectus as the "SAI" and which contains additional information about the Reorganization and the Funds, has been filed with the Securities and Exchange Commission, or "SEC". The SAI is incorporated by reference into this Proxy Statement/Prospectus. A copy of the SAI is available upon request, without charge, by calling Georgeson Shareholder Communications, Inc., the Funds' proxy agent, at (800) 223-2064. You may also submit your request in writing to Georgeson Shareholder Communications at 17 State Street, 10th Floor, New York, New York 10004. If you should have any questions regarding the proxy material or how to execute your vote, you may call Georgeson Shareholder Communications at (800) 223-2064. CGF has provided the information included in this Proxy Statement/Prospectus regarding that Fund. CIK has provided the information included in this Proxy Statement/Prospectus regarding that Fund.


    CGF's shares of common stock currently are listed on the New York Stock Exchange, or NYSE, under the symbol "CGF". CIK's shares of common stock currently are listed on the NYSE under the symbol "CIK". After the Effective Date, the shares of CGF will be removed from listing with the NYSE.

    Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

    The SEC has not approved or disapproved these securities or determined if this Proxy Statement/ Prospectus is truthful or complete. To state otherwise is a crime.


         The date of this Proxy Statement/Prospectus is March 28, 2001

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
GENERAL.....................................................         4

PROPOSAL 1 (BOTH FUNDS): APPROVAL OF THE AGREEMENT AND PLAN
OF REORGANIZATION PURSUANT TO WHICH CIK WILL ACQUIRE ALL THE
ASSETS AND LIABILITIES OF CGF...............................         6

    SYNOPSIS................................................         6

    EXPENSE TABLE...........................................         9

    FINANCIAL HIGHLIGHTS....................................        11

    RISK FACTORS AND SPECIAL CONSIDERATIONS.................        13

    COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES........        15

    UNITED STATES FEDERAL INCOME TAXES......................        20

    INFORMATION ABOUT THE REORGANIZATION....................        21

    ADDITIONAL INFORMATION ABOUT THE FUNDS..................        25

    MANAGEMENT OF THE FUNDS.................................        32

    EXPERTS.................................................        37

    REQUIRED VOTE...........................................        37

    LEGAL PROCEEDINGS.......................................        37

    LEGAL OPINIONS..........................................        38

PROPOSAL 2 (CREDIT SUISSE ASSET MANAGEMENT INCOME FUND
SHAREHOLDERS ONLY): APPROVAL OF NEW INVESTMENT ADVISORY
AGREEMENT...................................................        38

    BACKGROUND..............................................        38

    BOARD CONSIDERATIONS; REASONS FOR THE NEW INVESTMENT
    ADVISORY AGREEMENT......................................        38

    INFORMATION CONCERNING CREDIT SUISSE GROUP AND CSAM.....        39

    DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT....        39

    THE NEW INVESTMENT ADVISORY AGREEMENT...................        39

    DIFFERENCES BETWEEN THE CURRENT AND THE NEW INVESTMENT
    ADVISORY AGREEMENT......................................        39

    REQUIRED SHAREHOLDER VOTE...............................        40

PROPOSAL 3 (CREDIT SUISSE ASSET MANAGEMENT INCOME FUND
SHAREHOLDERS ONLY): ELECTION OF DIRECTORS...................        40

    BACKGROUND..............................................        40

    REQUIRED SHAREHOLDER VOTE...............................        42

ADDITIONAL INFORMATION......................................        43

EXHIBIT A--FORM OF AGREEMENT AND PLAN OF REORGANIZATION.....       A-1

EXHIBIT B--FORM OF NEW CSAM INVESTMENT ADVISORY AGREEMENT...       B-1

APPENDIX A--DESCRIPTION OF RATING CATEGORIES

APPENDIX B--AUDIT COMMITTEE CHARTER

                                    GENERAL

    This Proxy Statement/Prospectus is furnished to the shareholders of the Funds in connection with the solicitation of proxies. The Board of Directors of each Fund is soliciting proxies for use at the meetings. The mailing address for both Funds is 466 Lexington Avenue, 16th Floor, New York, New York 10017.


    This Proxy Statement/Prospectus, the Notice of Meeting to Shareholders and the proxy cards are first being mailed to shareholders on or about March 30, 2001 or as soon as practicable thereafter. Any shareholder who gives a proxy has the power to revoke the proxy either:


    - by mail, addressed to the Secretary of the respective Fund, at the Fund's mailing address, or

    - in person at the meeting by executing a superseding proxy or by submitting a notice of revocation to the respective Fund.

    All properly executed proxies received in time for the meetings will be voted as specified in the proxy or, if no specification is made, in favor of each proposal for that Fund referred to in the Proxy Statement/Prospectus, and in accordance with the judgment of the persons named as proxies on other matters that may properly come before the meetings.

    Shareholders of CGF and CIK will be asked to vote on the following proposals:

PROPOSAL                                                 TO BE VOTED UPON BY
--------                                                 -------------------
Proposal 1--Approval of the Plan.......................  CGF and CIK Shareholders

Proposal 2--Approval of the New Investment Advisory
  Agreement with CSAM..................................  CIK Shareholders Only

Proposal 3--Election of five (5) persons to CIK's Board
  of Directors.........................................  CIK Shareholders Only


    The holders of one-third of the shares of each Fund outstanding at the close of business on the record date, present in person or by proxy, will constitute a quorum for that Fund's meeting. Shares represented by properly executed Proxies that are marked "ABSTAIN" and broker non-votes will be treated as shares that are present for determining whether a quorum has been achieved at the meeting. In the event that a quorum is not present or represented, the holders of a majority of the shares present in person or by proxy or the Chairman of the meeting may adjourn the meeting, without notice other than announcement at the meeting, until the requisite number of shares entitled to vote at the meeting shall be present. If a quorum is present, but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies or the Chairman of the meeting may propose one or more adjournments of the meeting to permit further solicitations or Proxies. Unless it is approved by the Chairman of the meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote thereon in accordance with their best judgment in the interest of the Fund.


    As the Reorganization is expected to result in the issuance of a number of shares of CIK in excess of 20% of CIK's outstanding shares of common stock, the NYSE listing rules require that Proposal 1 be approved by the affirmative vote of a majority of the votes cast by CIK shareholders, provided also that the number of votes cast on Proposal 1 represent at least a majority of the outstanding shares of CIK.

    Absent such NYSE rules, the Reorganization would not require approval by the shareholders of CIK. Under Maryland law and CGF's charter, Proposal 1 requires the affirmative vote of a majority of the outstanding shares of common stock of CGF.

    Proposal 2 to be submitted at the annual meeting of shareholders of CIK requires the affirmative vote of a "majority of outstanding voting securities" of CIK. A "majority of outstanding voting securities" is defined under the Investment Company Act to mean the lesser of

    - 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented, or

    - more than 50% of the outstanding voting securities.

    Proposal 3 to be submitted at the annual meeting of shareholders of CIK requires the affirmative vote of a plurality of the votes cast at such meeting in person or by proxy.

    Abstentions and broker non-votes will have the effect of a "no" vote on Proposal 1 for CGF and will not count as CIK shares voted for purposes of measuring whether the NYSE listing rule requirement that the the total CIK votes cast on Proposal 1 represent a majority of the outstanding shares of CIK has been met or whether a majority of the CIK votes cast have been voted in favor of Proposal 1. Abstentions and broker non-votes will have the effect of a "no" vote on Proposal 2 and will have no effect on Proposal 3.

    Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, CSAM, Brown Brothers Harriman & Co., the administrator to the Funds, or Georgeson Shareholder Communications, the proxy solicitation firm retained by each Fund in connection with the meetings. Georgeson is entitled to receive a fee of $5,000 per Fund and an additional $15,000 per Fund if the Plan is approved, plus per call charges and reimbursement for its reasonable expenses. The Funds will bear costs of solicitation, including:

    - printing and mailing of this Proxy Statement/Prospectus and accompanying material,

    - the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares,

    - payment to Georgeson Shareholder Communications for its services in soliciting proxies, and


    - any supplementary solicitations.



    Only shareholders of record of each Fund at the close of business on March 5, 2001, the Record Date, are entitled to vote. Each outstanding share of a Fund is entitled to one vote on all matters voted upon at a meeting of the shareholders of that Fund. As of March 5, 2001, there were 34,708,369 shares of CIK outstanding, and 11,976,699 shares of CGF outstanding.


    CGF and CIK provide periodic reports to all of their shareholders. These reports highlight relevant information including investment results and a review of portfolio changes for each Fund. CIK and CGF have previously furnished their respective annual report containing audited financial statements for the year ended December 31, 2000 to their shareholders. CIK and CGF will furnish, without charge, a copy of their most recent Annual Report and of any more recent interim report upon request to Georgeson Shareholder Communications at 17 State Street, 10th Floor, New York, New York 10004 or at (800) 223-2064. These requests will be honored within three business days of receipt.

    The Boards of Directors of the Funds know of no business other than the proposals described above which will be presented for consideration at the meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote on that matter in their discretion.

             PROPOSAL 1 (BOTH FUNDS): APPROVAL OF THE AGREEMENT AND
  PLAN OF REORGANIZATION PURSUANT TO WHICH CIK WILL ACQUIRE ALL THE ASSETS AND
                               LIABILITIES OF CGF

    On February 21, 2001, the Boards of Directors of CGF and CIK, including a majority of the directors of each Fund who are not "interested persons" of the respective Fund, or the Independent Directors, unanimously:

    - declared the Reorganization advisable,

    - approved entering into the Plan, and

    - recommended that the Plan be approved by the shareholders of each Fund.

    The Board of Directors of CGF and CIK have common members.

    For more information about the Reorganization, see "Information About The Reorganization." The Plan is subject to the approval of the shareholders of both Funds and certain other conditions. A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A, and the description of the Plan included in this Prospectus/Proxy Statement is qualified in its entirety by reference to Exhibit A.

    The following provides a more detailed discussion about the Reorganization, each Fund and additional information that you may find helpful in deciding how to vote on the Plan.

                                    SYNOPSIS

    This synopsis highlights important information included in this Proxy Statement/Prospectus. This synopsis is qualified by reference to the more complete information included elsewhere in this Proxy Statement/Prospectus and the Plan. Shareholders of the Funds should read this entire Proxy Statement/ Prospectus carefully.


    THE PROPOSED REORGANIZATION. The Boards of Directors of CGF and CIK, including the Independent Directors of each Fund, have unanimously approved the Plan. The Plan provides for a reorganization of CGF and CIK whereby CIK will acquire all the assets of CGF in exchange for CIK shares and the assumption by CIK of all the liabilities of CGF. The Plan also calls for the distribution of these shares of CIK to CGF's shareholders in liquidation of CGF and the subsequent dissolution of CGF. The reorganization is referred to in this Proxy Statement/Prospectus as the "Reorganization." If approved, the Reorganization is expected to be consummated as soon as practicable after the meetings. As a result of the Reorganization, each shareholder of CGF will become a shareholder of the Surviving Fund and will receive, on the date when the Reorganization is consummated (referred herein as the "Effective Date"), that number of full shares of common stock of the Surviving Fund (plus cash in lieu of fractional shares) having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in CGF as of the close of business on the Business Day preceding the Effective Date.


    For the reasons set forth below under "Information about the Reorganization--Reasons for the Reorganization." the Board of Directors of CIK and CGF, including the Independent Directors of each Fund, have unanimously concluded that:

    - the Reorganization is in the best interests of each respective Fund, and

    - the interests of existing shareholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan.

    Accordingly, the Board of Directors of each Fund (which have common members) recommends approval of the Reorganization. If the Reorganization is not approved, each Fund will continue as a separate investment company, and the Board of Directors of each Fund will consider such other alternatives as it determines to be in the best interests of its shareholders.

    INVESTMENT OBJECTIVES AND POLICIES. The Funds have substantially similar investment objectives and policies. CIK's fundamental investment objective is current income consistent with the preservation of capital. CGF's fundamental investment objective is high current income consistent with the preservation of capital. In pursuing their respective investment objectives, CIK has a policy of investing at least 75% of its total assets in fixed-income securities, such as bonds, debentures and preferred stocks, while CGF has a policy of investing at least 65% of its total assets in income-producing securities. In February 1997, the Board of Directors of CGF adopted a non-fundamental policy pursuant to which CGF may invest up to 35% of its net assets in the securities of issuers located in emerging markets.



    CIK historically has pursued its investment objective by investing principally in high yield fixed income securities of domestic issuers, while investing a portion of its net assets in investment-grade debt securities (approximately 15% before the recent portfolio repositioning). CGF has pursued its investment objective by investing not less than 65% of its net assets in domestic high yield securities, and up to 35% of its net assets in emerging markets debt. In February 2001, the Board of Directors of CIK adopted a policy with respect to investments in emerging market debt similar to that of CGF and accepted a recommendation from the investment advisor to liquidate its investment-grade debt securities portfolio and re-deploy those assets (approximately 15% of the Fund's net assets) in emerging market debt securities. In addition, following a recommendation by the investment advisor, CGF has reduced the percentage of its net assets invested in emerging markets debt to 15% from approximately 35%.


    The preceding summary of the Funds' investment objectives and certain policies should be considered in conjunction with the discussion below under "Risk Factors and Special Considerations" and "Comparison of Investment Objectives and Policies."

    FEES AND EXPENSES. CSAM serves as the investment adviser to each Fund. As compensation for its advisory services, CSAM is entitled to receive from each Fund an annual fee, calculated weekly and paid quarterly, equal to 0.50% of such Fund's average weekly net assets. For the fiscal year ended December 31, 2000, CSAM earned $471,683 in advisory fees from CGF and $1,148,861 from CIK.


    On March 15, 2001, CIK's Board of Directors approved a new investment advisory agreement with CSAM, subject to shareholder approval and consummation of the Reorganization. The new investment advisory agreement with CSAM will be the same as the Fund's current investment advisory agreement except that the investment advisory fee will be equal to a percentage of the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets. For more information about the new investment advisory agreement, see "Proposal 2 (Credit Suisse Asset Management Income Fund Shareholders Only): Approval of New Investment Advisory Agreement."



    For the fiscal year ended December 31, 2000, CGF's and CIK's total expense ratios were 1.05% and 0.78%, respectively. The total expense ratio is the ratio of total annual operating expenses to average net assets.



    The pro forma expense ratio of the Surviving Fund is estimated to be approximately 0.77% after giving effect to the Reorganization. The actual expense ratio for the Surviving Fund for the current and subsequent fiscal years, if the Reorganization occurs, may be higher or lower than this projection and will depend upon the Surviving Fund's performance, general bond market and economic conditions, net asset levels, interest rate levels and other factors.


    See "Expense Table" below for the current expenses of each Fund and pro forma expenses following the Reorganization.

    FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. As a condition to the closing of the Reorganization, both Funds will receive an opinion of Willkie Farr & Gallagher, counsel to the Funds and CSAM, stating that the Reorganization will constitute a tax-free reorganization within the meaning of
Section 368(a)(1) of the Internal Revenue Code of 1986, or the Code. Accordingly, neither CIK, CGF nor the shareholders of either Fund should recognize any gain or loss for federal income tax purposes as a result of the Reorganization, except with respect to the shareholders of CGF who receive cash proceeds from the purchase of fractional share interests by the Surviving Fund. These shareholders will be treated for federal income tax purposes as if they received such fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of CIK shares (including fractional share interests purchased by the Surviving Fund) received by a CGF shareholder will be the same as the holding period and aggregate tax basis of the shares of CGF previously held by the shareholder. The holding period and the aggregate tax basis of the assets received by CIK in the Reorganization will be the same as the holding period and the tax basis of such assets in the hands of CGF immediately before the Reorganization. For more information about the tax consequences of the Reorganization, see "Information about the Reorganization--Tax Considerations."


    DISCOUNT FROM NET ASSET VALUE. Shares of closed-end funds frequently trade at a market price that is less than the value of the fund's net assets. The possibility that shares of the Surviving Fund will trade at a discount from its net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. Since the commencement of their respective operations, CIK and CGF shares have generally traded in the market at a discount to net asset value, although recently they have traded at a premium or a small discount to net asset value. As of February 21, 2001, the last trading day immediately before the announcement of the Reorganization, and March 27, 2001, CIK shares traded at a premium of 8.94% and 0.70%, respectively. As of those same dates, CGF shares traded at a discount of 2.14% and 3.25%, respectively. See "Additional Information about the Funds--Discount to Net Asset Value."



    DISPARITY IN CGF AND CIK DISCOUNT/PREMIUM LEVELS. As of the date of this Proxy Statement/ Prospectus, the shares of CGF are trading at a 3.25% discount to net asset value while the shares of CIK are trading at or slightly below net asset value. If this pattern continues, the total market value of CIK shares issued to CGF shareholders on the Effective Date will be more than the total market value of CGF shares outstanding immediately prior to the Effective Date, although their total net asset values will be the same (disregarding fractional shares). The current disparity of discount/premium patterns would cause CGF shareholders to receive shares in the Reorganization with a higher aggregate market value, but the relative discount level of the Funds may be different at the time the Reorganization occurs. While it is not possible to predict the effect, if any, of the Reorganization on the market price of CIK's shares relative to net asset value, it is possible that CIK's shares will trade at a smaller premium or at a discount following the Reorganization. In fact, the acquisition by a fund whose shares are trading at a premium of the assets of a fund whose shares are trading at a discount could have an adverse effect on the acquiring fund's relative share price, as market participants seek to take advantage of the disparity. Such an acquisition could also have a positive effect on the relative share price of the selling fund, but the same market factors that cause the selling fund's shares to trade at a lower relative share price could affect the acquiring fund once the acquisition takes place. However, CSAM and the CIK Board both believe that the long-term expected benefits of the Reorganization, which are more certain to occur, outweigh the uncertain, unpredictable and potentially short-term effect of the Reorganization on the relative market price of CIK's shares. CSAM and the Boards also believe that an increase in asset size, an increase in the number of outstanding shares and a reduction in expense ratio, all of which CIK is expected to enjoy as the surviving fund as a result of the Reorganization, are not the kinds of developments that should aversely affect a closed-end fund's relative share price over the long term. For more information, see "Additional Information about the Funds--Discount to Net Asset Value."



    EXPENSES OF THE REORGANIZATION. In evaluating the proposed Reorganization, CSAM has estimated the amount of expenses the Funds would incur, including NYSE listing fees, SEC registration fees, legal and accounting fees and proxy and distribution costs. The estimated total expenses pertaining to the Reorganization are approximately $600,000. The aggregate expenses of the Reorganization will be allocated equally between the Funds, including the SEC registration fees and the fees for listing additional shares of CIK on the NYSE. The expenses of the Reorganization are expected to result in a reduction in CGF's net asset value per share of approximately $0.02504, and a reduction in CIK's net asset value per share of approximately $0.00864.

                                 EXPENSE TABLE


                                                                                            PRO FORMA
                                                             CGF           CIK         POST-REORGANIZATION
                                                           --------      --------      -------------------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)...........    NONE          NONE                NONE
Dividend Reinvestment and Cash Purchase Plan Fees........    $5.00(1)      $5.00(1)            $5.00(1)

ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)(2)
Investment Management Fees...............................    0.50%(3)      0.50%(3)            0.50%(3)
Interest Payments on Borrowed Funds......................       0             0                   0
Other Expenses(4)........................................    0.60%         0.32%               0.27%
Total Annual Expenses(5).................................    1.10%         0.82%               0.77%


--------------
(1) For optional cash purchases. First time investors are subject to an initial service charge of $10.

(2) The percentages in the above table expressing annual fund operating expenses are based on each Fund's operating expenses for the fiscal year ended December 31, 2000.


(3) For more information about each Fund's investment management fees, see "Synopsis--Fees and Expenses."



(4) Based on estimated expenses for fiscal year 2001. "Other Expenses" include fees for shareholder services, custody, legal and accounting services, printing costs, the costs involved in communications with shareholders and the costs of regulatory compliance, maintaining corporate existence and the listing of the shares of common stock on the NYSE. These figures do not reflect the expenses of the Reorganization. In fiscal year 2000 "other expenses" represented 0.55% of net assets for CGF and 0.28% of net assets for CIK.



(5) Total estimated annual expenses for fiscal year 2001 (excluding expenses of the Reorganization). Total expenses incurred in fiscal year 2000 represented 1.05% of net assets for CGF and 0.78% of net assets for CGF. The increase in total annual expenses expected for 2001 is due to the decrease in net assets experienced by both Funds in fiscal year 2000.

    EXAMPLE. The purpose of the following example is to help you understand the costs and expenses you may bear as an investor. This example is based on the level of total annual operating expenses for each Fund listed in the table above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions. Shareholders do not pay these expenses directly; they are paid by the Funds before they distribute net investment income to shareholders. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual returns may vary.

                                                                                               PRO FORMA
                                                              CGF            CIK          POST-REORGANIZATION
                                                            --------       --------       -------------------
1 Year....................................................    $ 11           $  8                 $  8
3 Years...................................................    $ 35           $ 26                 $ 25
5 Years...................................................    $ 61           $ 45                 $ 44
10 Years..................................................    $139           $103                 $101

    PERFORMANCE. The table below provides performance data for various periods ended December 31, 2000 for CGF and CIK based on each Fund's net asset value and market value. Past performance is not a guarantee of future results, and it is not possible to predict whether or how investment performance will be affected by the Reorganization.


                                                                  CGF                                 CIK
                                                      ---------------------------         ---------------------------
                                                                         AVERAGE                             AVERAGE
                                                      CUMULATIVE          ANNUAL          CUMULATIVE          ANNUAL
                                                      ----------         --------         ----------         --------
Net Asset Value      One Year...................         (3.95)%
                     Three Year.................         (7.16)%          (2.45)%            (8.00)%          (2.74)%
                     Five Year (1)..............         19.70%            3.66%             16.02%            3.02%
                     Ten Year...................        127.34%            8.56%            124.57%            8.43%

Market Value         One Year...................         12.80%                               3.55%
                     Three Year.................         (8.42)%          (2.89)%           (13.39)%          (4.68)%
                     Five Year (1)..............         24.40%            4.46%             20.00%            3.71%
                     Ten Year...................        146.61%            9.45%            156.77%            9.89%


--------------

(1) CSAM replaced CS First Boston Investment Management ("CSFBIM") as investment adviser to each Fund effective June 13, 1995 by virtue of its acquisition of CSFBIM at that time.

                              FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand the financial performance of CGF and CIK. This information is derived from financial and accounting records of each Fund.


    This information has been audited by PricewaterhouseCoopers LLP, the Funds' independent public accountants, whose reports, along with the Funds' financial statements, are included in the Funds' Annual Reports to Shareholders and incorporated in the SAI by reference. The Annual Reports may be obtained without charge by writing to Georgeson Shareholder Communications, 17 State Street, 10th Floor, New York, New York 10004, or by calling (800) 223-2064.


       CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                                FOR THE YEARS ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------------
                                 2000        1999         1998      1997     1996    1995(1)    1994     1993     1992     1991
                                -------   ----------     -------   -------  -------  -------  --------  -------  -------  -------
PER SHARE OPERATING
  PERFORMANCE FOR A FUND SHARE
  OUTSTANDING THROUGHOUT EACH
  PERIOD
Net asset value, beginning of
  year........................  $  8.46    $   9.29      $ 10.79   $ 10.37  $ 10.01  $ 9.26   $ 10.45   $  9.80  $  9.62  $  8.70
  Offering costs..............       --       (0.04)          --        --       --      --        --        --       --       --
  Investment activities:
    Net investment income.....     0.78        0.89         0.94      0.89     0.91    0.95      0.95      1.04     1.22     1.16
    Net realized and
      unrealized gain(loss) on
      investments.............    (1.18)       0.42        (1.49)     0.41     0.26    0.61     (1.33)     0.66     0.01     0.96
                                -------    --------      -------   -------  -------  -------  -------   -------  -------  -------
Total from investment
  activities..................    (0.40)       1.31        (0.55)     1.30     1.17    1.56     (0.38)     1.70     1.23     2.12
Decrease in net asset value
  due to shares issued through
  rights offering.............       --       (1.18)          --        --       --      --        --        --       --       --
Less distributions:
  From net investment
    income....................    (0.94)      (0.92)       (0.95)    (0.88)   (0.81)  (0.76)    (0.62)    (1.04)   (1.05)   (1.20)
  In excess of net investment
    income....................       --          --           --        --       --      --        --     (0.01)      --       --
  From return of capital......       --          --           --        --       --   (0.05)    (0.19)       --       --       --
                                -------    --------      -------   -------  -------  -------  -------   -------  -------  -------
Total distributions...........    (0.94)      (0.92)       (0.95)    (0.88)   (0.81)  (0.81)    (0.81)    (1.05)   (1.05)   (1.20)
                                =======    ========      =======   =======  =======  =======  =======   =======  =======  =======
Net asset value, end of
  year........................  $  7.12    $   8.46      $  9.29   $ 10.79  $ 10.37  $10.01   $  9.26   $ 10.45  $  9.80  $  9.62
                                =======    ========      =======   =======  =======  =======  =======   =======  =======  =======
Per share market value, end of
  year........................  $  6.75    $   6.63      $  8.63   $ 10.06  $  9.00  $ 8.88   $  8.25   $  9.50  $  9.50  $ 10.38
                                =======    ========      =======   =======  =======  =======  =======   =======  =======  =======
Total investment return
  Net asset value (2).........    (3.95)%      1.89%       (5.13)%   13.82%   13.27%  17.57%    (3.80)%   18.29%   13.28%   25.32%
  Market value................    12.80%     (14.03)%(3)   (5.56)%   22.34%   11.03%  18.16%    (4.72)%   10.94%    3.50%   53.35%


                                                                FOR THE YEARS ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------------
                                 2000        1999         1998      1997     1996    1995(1)    1994     1993     1992     1991
                                -------   ----------     -------   -------  -------  -------  --------  -------  -------  -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (thousands).................  $85,332    $101,315      $78,510   $91,914  $87,656  $84,618  $78,252   $88,319  $82,450  $80,606
Ratio of expenses to average
  net assets..................     1.05%       1.09%        1.17%     1.10%    1.11%   1.12%     0.99%     1.06%    1.01%    1.00%
Ratio of net investment income
  to average net assets.......     9.85%      10.35%        9.17%     8.43%    8.99%   9.80%     9.66%    10.28%   12.34%   12.13%
Portfolio turnover rate.......     51.1%       41.2%       107.8%    119.1%    65.1%   54.5%     83.1%    128.5%   107.7%    48.0%

--------------------
(1) CSAM replaced CS First Boston Investment Management as CGF's investment adviser effective June 13, 1995.

(2) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of CGF during each period and assumes dividends and capital gains distributions were reinvested. These percentages are not an indication of the performance of a shareholder's investment in CGF based on market value because the market price of the stock and the net asset value of CGF may differ.

(3) Excluding the effect of the rights offering completed in 1999, total market value return for that year would have been (12.26)%.

Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                              FOR THE YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------------
                           2000       1999       1998       1997       1996       1995(1)     1994       1993      1992      1991
                         --------   --------   --------   --------  ----------    --------  --------   --------  --------  --------
PER SHARE OPERATING
  PERFORMANCE FOR A
  FUND SHARE
  OUTSTANDING
  THROUGHOUT EACH
  PERIOD
Net asset value,
  beginning of year....  $   7.34   $   7.77   $   8.44   $   8.12   $   8.63     $   8.05  $   9.00   $   8.42  $   8.28  $   7.25
  Offering costs.......        --         --         --         --      (0.02)          --        --         --        --        --
  Investment
    activities:
      Net investment
        income.........      0.67       0.75       0.71       0.69       0.75         0.86      0.83       0.91      0.89      0.89
      Net realized and
        unrealized gain
        (loss) on
        investments....     (1.55)     (0.46)     (0.66)      0.39       0.18         0.48     (1.06)      0.57      0.08      1.04
                         --------   --------   --------   --------   --------     --------  --------   --------  --------  --------
Total from investment
  activities...........     (0.88)      0.29       0.05       1.08       0.93         1.34     (0.23)      1.48      0.97      1.93
                         --------   --------   --------   --------   --------     --------  --------   --------  --------  --------
Decrease in net asset
  value due to shares
  issued through rights
  offering.............        --         --         --         --      (0.52)          --        --         --        --        --
Less distributions:
  From net investment
    income.............     (0.76)     (0.72)     (0.72)     (0.76)     (0.90)       (0.76)    (0.72)     (0.90)    (0.83)    (0.90)
                         --------   --------   --------   --------   --------     --------  --------   --------  --------  --------
Total distributions....     (0.76)     (0.72)     (0.72)     (0.76)     (0.90)       (0.76)    (0.72)     (0.90)    (0.83)    (0.90)
                         ========   ========   ========   ========   ========     ========  ========   ========  ========  ========
Net asset value, end of
  year.................  $   5.70   $   7.34   $   7.77   $   8.44   $   8.12     $   8.63  $   8.05   $   9.00  $   8.42  $   8.28
                         ========   ========   ========   ========   ========     ========  ========   ========  ========  ========
Per share market value,
  end of year..........  $   5.56   $   6.06   $   7.56   $   8.75   $   7.63     $   7.88  $   7.00   $   8.50  $   8.38  $   8.38
                         ========   ========   ========   ========   ========     ========  ========   ========  ========  ========
Total investment return
  Net asset
    value (2)..........    (12.37)%     4.50%      0.47%     14.03%     10.59%       17.41%    (2.67)%    18.47%    11.95%    27.71%
  Market value.........      3.55%    (11.32)%    (5.68)%    25.90%     10.05%(3)    24.34%    (9.48)%    12.46%    12.09%    50.81%


                                                              FOR THE YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------------
                           2000       1999       1998       1997       1996       1995(2)     1994       1993      1992      1991
                         --------   --------   --------   --------  ----------    --------  --------   --------  --------  --------
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of year
  (thousands)..........  $197,817   $254,857   $269,507   $291,959   $280,634     $210,441  $196,379   $219,355  $203,846  $199,857
Ratio of expenses to
  average net assets...      0.78%      0.78%      0.81%      0.84%      0.95%        0.92%     0.83%      0.88%     0.86%     0.87%
Ratio of net investment
  Income to average net
    assets (2).........     10.10%      9.90%      8.59%      8.47%      9.23%       10.22%     9.75%     10.34%    10.38%    11.12%
Portfolio turnover
  rate.................      39.1%      43.5%      84.7%      97.7%      81.0%        44.1%     70.6%     117.5%    115.2%     53.3%

------------------

(1) CSAM replaced CS First Boston Investment Management Corporation as CIK's investment adviser effective June 13, 1995.

(2) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of CIK during each period, and assumes dividends and capital gains distributions were reinvested. These percentages are not an indication of the performance of a shareholder's investment in CIK based on market value because the market value of the stock and the net asset value of CIK may differ.

(3) Excluding the effect of the rights offering completed in 1996, total market value for that year would have been 9.53%.

Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

    Both CGF and CIK are subject to certain risks which are described below.


    CHANGES IN INTEREST RATES MAY REDUCE YOUR RETURN ON INVESTMENT. Since the market price of fixed-income securities generally decreases when interest rates rise, the net asset value and market price of your shares may decline if interest rates rise. The magnitude of the decrease will generally be greater for securities with longer maturities and securities with higher yields, which are those in which the Funds primarily invest. The decrease may or may not be offset by additional income from new or existing securities carrying higher interest rates. Conversely, if rates decline, you may over time receive less current income from your investment, although the net asset value and market price of your shares may increase. No assurance can be given that the securities purchased by the Funds will continue to earn yields comparable to those earned historically.


    MARKET FLUCTUATIONS MAY AFFECT THE VALUE OF YOUR INVESTMENT. The market value of fixed-income securities may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Volatility may affect a single issuer, industry, sector of the economy or the market as a whole. Volatility affects most investments--including bonds, and the funds that invest in them. The risk of volatility in bond prices can vary significantly depending upon factors such as issuer and maturity. Volatility will affect the net asset value and market price of your shares and may reduce your return on investment.

    YOUR INVESTMENT IS EXPOSED TO THE CREDIT RISK INHERENT IN FIXED-INCOME SECURITIES. The issuer of a debt security may fail to make timely payments of either principal or interest. When holding shares, you indirectly bear this credit risk. A deterioration in financial or general economic conditions usually increases credit risk. Even with investment grade securities, differences exist in credit quality and some investment grade securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation. In addition, the Funds may purchase securities that are in default or not current in the payment of interest or principal. No assurance can be given that issuers whose obligations the Funds acquire will make payments on such obligations as they become due.

    HIGH YIELD SECURITIES PRESENT INCREASED AND SPECIAL RISKS. High yield securities generally pay a premium above the yields of U.S. government debt securities or mature corporate issuers because they are subject to greater risks than these securities. Hence, high yield securities usually carry a medium-grade or below investment grade rating, which reflects their speculative character and the following risks:

    - greater volatility


    - greater credit risk, including risk of default


    - potentially greater sensitivity to general economic or industry conditions

    - potential lack of attractive resale opportunities (illiquidity)

    - additional expenses to seek recovery from issuers who default

    The market value of lower-rated securities may be more volatile than the market value of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates.


    Recently, the number and rate of high yield securities in default has significantly increased due in part to the general macroeconomic slowdown and the sell off in equity markets. If these factors continue or worsen, the number and rate of default may increase further, which could adversely affect the performance of the Surviving Fund.


    RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.


    INVESTING OUTSIDE THE U.S. PRESENTS SPECIAL RISKS. The risks which the Funds face when they invest in foreign debt securities include:


    - fluctuations in exchange rates between the U.S. dollar and foreign currencies

    - unavailable or deficient key information about an issuer, security or market

    - expropriations, capital or currency controls, punitive taxes or nationalizations

    - economic policy changes, social and political instability, military action and war

    Additional risks present when investing outside the U.S. include:

    - changed circumstances in dealings between nations

    - greater volatility and illiquidity of foreign securities

    - costs incurred in connection with conversions between various currencies

    - higher foreign brokerage commissions

    - possible extended settlement periods

    THE RISKS OF INVESTING OUTSIDE THE U.S. ARE COMPOUNDED FOR INVESTMENTS IN EMERGING MARKETS. There are greater risks involved in investing in emerging markets than in developed foreign markets, including:

    - potentially more limited access to investments or less advantageous terms for foreign investors

    - less-developed securities markets

    - heightened economic, political and social problems

    - deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws

    - less rigorous and/or enforced accounting, auditing and financial reporting standards and requirements

    - potential difficulties in enforcing contractual obligations

    MORTGAGE-BACKED SECURITIES MAY REDUCE CURRENT INCOME. Depending on market conditions, mortgage-backed securities may at times constitute a substantial portion of the Funds' portfolio. Mortgage-backed securities are subject to the following risks:

    - default on the underlying debt

    - substantial decline in value when interest rates rise

    - potential lack of attractive resale opportunities (illiquidity)

    - loss of income due to prepayments and foreclosures


    THE FUNDS' SHARES HAVE TRADED AND MAY CONTINUE TO TRADE AT A DISCOUNT TO NET ASSET VALUE. Shares of closed-end investment companies frequently trade at a discount to net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its net asset value may decrease. The risk of purchasing shares of a closed-end fund that invests in income-producing securities and that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of a gain or loss on their investments may be more dependent upon the existence of a premium or discount than upon portfolio performance.



    OTHER RISKS MAY ARISE FROM CERTAIN INVESTMENT TECHNIQUES WHICH THE FUNDS MAY USE. These techniques include repurchase agreements, lending of portfolio securities, short sales, options on U.S. government securities, interest rate futures and related options, direct placement securities, restricted and illiquid securities and foreign exchange currency transactions. For a description of risks associated with these techniques, please see "Other Investment Techniques" in this Proxy Statement/Prospectus beginning on page 18.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

    ORGANIZATION. CIK and CGF are both diversified, closed-end management investment companies registered under the Investment Company Act. CGF was organized as a Maryland corporation in 1988 and CIK was organized as a Maryland corporation in 1987. Each Fund's Board of Directors is responsible for the management of the business and affairs of each Fund, including the supervision of the duties performed by each Fund's investment manager. The Funds are managed and advised by CSAM and have Common Directors. The shares of common stock of each Fund are listed and trade on the NYSE. After the Reorganization, CGF's shares will be delisted and CGF will be liquidated and dissolved in accordance with Maryland law and de-registered under the Investment Company Act.


    The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuation in the market price of the Fund's shares is a principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although the investment objectives, policies and restrictions of CIK and CGF are substantially similar, there are differences between them, as discussed below.



    INVESTMENT OBJECTIVES AND POLICIES. CGF and CIK have substantially similar investment objectives and policies. The investment objective of CGF is high current income consistent with the preservation of capital. CGF seeks to achieve this objective by investing in higher yielding U.S. and foreign fixed-income securities, with an emphasis on U.S. high yield (junk bonds) and emerging market securities. At least 65% of CGF's total assets must be invested in income-producing securities. CSAM expects that substantially all of CGF's assets will be invested in income-producing securities. CGF may also invest up to 35% of its net assets in fixed-income securities of issuers located in emerging markets. CIK's investment objective is current income consistent with the preservation of capital. CIK seeks to achieve this objective by investing primarily in fixed-income securities, such as bonds, debentures and preferred stocks. Under normal circumstances, CIK invests at least 75% of its assets in fixed-income securities. Since February 2001, CIK may also invest up to 35% of its net assets in fixed-income securities of issuers located in emerging markets. Both Funds' investments are not subject to any rating quality limitation. Accordingly, each may invest a substantial portion of its assets in securities rated below investment grade by a nationally recognized rating service or unrated but in CSAM's opinion of comparable quality. For information regarding the various ratings of Moody's and Standard & Poor's, see the Appendix to this prospectus.



    CSAM may take full advantage of the entire range of maturities of fixed-income securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates.


    The investment objectives of CGF and CIK are fundamental policies and cannot be changed without the approval of the holders of a majority of the outstanding voting securities. As used herein, a "majority of the outstanding voting securities" means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(b) more than 50% of the outstanding shares.

    No assurance can be given that the investment objective of either Fund will be achieved. For a more detailed discussion of the investment objective and policies, see "Investment Objective and Policies" in the SAI.


    RECENT REPOSITIONING OF CIK AND CGF'S INVESTMENT PORTFOLIO. CIK historically has pursued its investment objective by investing principally in high yield fixed income securities of domestic issuers, while investing a relatively small percentage of its net assets in investment-grade debt securities (approximately 15% before the recent portfolio repositioning). CGF has pursued its investment objective by investing not less than 65% of its net assets in domestic high yield securities, and up to 35% of its net assets in emerging markets debt. In February 2001, the Board of Directors of CIK adopted a policy with respect to investments in emerging market debt similar to that of CGF and accepted a recommendation from the investment advisor to partially reposition its portfolio. As a result, CIK has liquidated its investment-grade debt securities portfolio and re-deployed those assets (approximately 15% of the Fund's net assets) in emerging market debt securities. In addition, following a recommendation by the investment advisor, CGF has reduced the percentage of its net assets invested in emerging markets debt to 15% from approximately 35%.


    The decision to reposition CIK's portfolio was based on a number of considerations, including CSAM's advice to the CIK Board that:

    - during the last several years emerging markets debt has matured considerably as a separate asset class,


    - the movement of the value of emerging markets debt generally does not highly correlate with the movement of the value of domestic high yield debt and thus under current market conditions the combination of the two asset classes should result in a less volatile portfolio than one investing solely in domestic high yield securities, and


    - the repositioning should enhance the overall yield on CIK's portfolio, and thus enable the Board to give consideration to an increase in CIK's dividend rate at some point in the future.

    The decision to increase CGF's exposure to U.S. high yield fixed-income securities was based on CSAM's advice to the CGF Board that the spreads over investment grade debt afforded by emerging market debt have narrowed, while at present comparable spreads for domestic high yield fixed income securities have remained high.


    The repositioning and the Reorganization are separate transactions and neither is conditional upon the other. The repositioning was completed in March 2001 and, as a result, the Funds now have a substantially similar investment mix, which may be expected to facilitate the completion of the Reorganization: approximately 85% of each Fund's respective net assets is invested in U.S. high yield fixed-income securities and 15% is invested in fixed-income securities of issuers located in emerging markets.



    You may refer to the audited annual financial statements of each Fund, which are included in such Fund's Annual Report to shareholders and are incorporated by reference in the SAI, for detailed information regarding the composition of the portfolio of each Fund as of December 31, 2000. The SAI also contains an unaudited pro-forma condensed statement of assets and liabilities and an unaudited pro-forma condensed statement of operations for each Fund as of and for the year ended December 31, 2000, as adjusted to give effect to the Reorganization. This information is derived from the audited financial statements of each Fund for the fiscal year ended December 31, 2000 and does not reflect the effect of the repositioning of each Fund's portfolio completed in March 2001. Accordingly, it should not be regarded as representative of the composition of the Fund's portfolio going forward.

INVESTMENT TECHNIQUES


U.S. FIXED-INCOME SECURITIES


    Both Funds invest in higher-yielding, lower rated U.S. corporate fixed income securities, including debt securities, convertible securities and preferred stocks. They may also invest in securities rated single A or higher by Moody's or by Standard & Poor's and unrated corporate fixed-income securities. Normally substantially all of the high yield securities in which the Funds invest are in the lower-rated categories. Lower-rated securities generally provide yields superior to those of more highly rated securities, but involve greater risks and are speculative in nature. The rating services' descriptions of these rating categories, including the speculative characteristics of the lower categories, are set forth in Appendix A.



    Both Funds may also invest in debt securities issued or guaranteed by the U.S. government, or by agencies or instrumentalities established or sponsored by the U.S. government, including mortgage-backed securities. Depending on market conditions, the Funds may invest a substantial portion of their assets in mortgage-backed securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. CSAM may take full advantage of the entire range of maturities of U.S. government securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. To the extent that the Funds invest in the mortgage market, CSAM will evaluate relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends.


NON-US DOLLAR DENOMINATED FIXED-INCOME SECURITIES; FIXED-INCOME SECURITIES OF
  FOREIGN ISSUERS

    Each Fund invests in debt obligations and other fixed income securities denominated in U.S. dollars, non-U.S. currencies or composite currencies, including:

    - debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities

    - debt obligations of supranational entities

    - debt obligations of the U.S. government issued in non-dollar denominated securities

    - dollar and non-dollar denominated debt obligations and other fixed-income securities of foreign and U.S. corporate issuers


    Each Fund may invest up to 35% of its net assets in the securities of issuers located in emerging markets. CIK has a fundamental policy not to invest more than 5% of the value of its total assets in securities denominated in a currency other than the U.S. dollar. As both CIK's and CGF's investments in the securities of issuers located in emerging markets consist almost entirely of U.S. dollar-denominated fixed-income securities, CSAM does not expect that this limitation will impair to any material extent CIK's ability to invest in those markets if the Reorganization is approved.


OTHER INVESTMENT TECHNIQUES

    To enhance return as market opportunities arise, the Funds may use the following investment techniques. Associated risks are indicated for each technique.

    REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements collateralized by U.S. government securities, certificates of deposit and certain bankers' acceptances for the purpose of realizing additional income. The use of repurchase agreements involves the risk that the counterparty may default on its obligation to repurchase the underlying securities at the agreed upon repurchase price at a time when the value of the underlying securities has declined, thus causing a loss upon their disposition.

    SECURITIES LENDING. The Funds may lend their portfolio securities to banks, brokers, dealers and other financial institutions who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage transactions. Securities lending involves the following risks:

    - illiquidity

    - credit

    SHORT SALES. Each Fund may engage in short sales (the sale of a security that it does not own). A Fund will only engage in short sales when they own an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and only if not more than 5% of the net assets is held as collateral for such sales at any one time.

    OPTIONS ON U.S. GOVERNMENT SECURITIES. Each Fund may write covered call options (rights to purchase a security from a Fund) and put options (rights to sell a security to a Fund) with respect to its U.S. government securities to hedge against price fluctuations and to increase current income. Each Fund may also purchase put options (right to sell a security to a third party) or call options (right to purchase a security from a third party) on U.S. government securities to protect its portfolio against price fluctuations. These options involve the following risks:

    - volatility

    - imperfect correlation between the prices of the option and the underlying security credit

    - illiquidity

    - reduced ability to profit from price and interest rate fluctuations on the securities being hedged

    INTEREST RATE FUTURES AND RELATED OPTIONS. Each Fund may enter into interest rate futures contracts and options that are traded on U.S. futures exchanges or other trading facilities. Each Fund intends to use these techniques only for bona fide hedging purposes, i.e., for the purpose of protecting its portfolio against yield and price fluctuations. The Funds are not required to hedge their investments. Interest rate futures and related options may not be available or may be too costly, and, as a result, the Funds may not be able to use them when they decide to do so. When used, interest rate futures contracts and related options involve the following risks:

    - volatility

    - imperfect correlation between prices

    - reduced ability to profit from price and interest rate fluctuations on the securities being hedged

    RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 10% of its total assets in securities that are not readily marketable. These include securities which are not registered under the Securities Act and not publicly traded. They are usually considered less liquid than publicly-traded securities and the Funds may have to accept a lower price upon a decision to sell such a security or may not be able to sell the security at all. Companies whose securities are not publicly traded may not be subject to the same investor protection requirements as publicly traded securities.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Each Fund may (but is not required to) engage in foreign currency exchange transactions to hedge against fluctuations in future exchange rates. Foreign currency hedging involves the following risks:

    - imperfect correlation between prices

    - credit risk

    - volatility in currency prices

    - illiquidity

    - reduced ability to profit from price and interest rate fluctuations on the securities being hedged

    Each Fund will have a limited ability to hedge its portfolio denominated in currencies of emerging markets against potential devaluations because of the lack of suitable instruments and, even if such instruments are available, may elect not to hedge its currency exposure.

    DEFENSIVE STRATEGIES. There may be times when, in CSAM's judgment, conditions in the securities markets would make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, CSAM may employ alternative strategies to reduce fluctuations in the value of the portfolio. In implementing these defensive strategies a Fund may temporarily shift its portfolio emphasis to higher rated securities, hedge currency risks, reduce or suspend its option writing activities or generally reduce the average maturity of its holdings. Under unusual market conditions a Fund could invest for temporary defensive purposes up to 100% of its total assets in cash or money market instruments. Such money market instruments include short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic, foreign and non-U.S. dollar denominated commercial paper, domestic and foreign certificates of deposit, domestic and foreign bankers' acceptances and other bank obligations. A Fund may also hold a portion of its assets in cash or money market instruments for liquidity purposes. It is impossible to predict when, or for how long, such alternative strategies will be utilized. To the extent that a Fund employs these temporary defensive strategies, it may not achieve its investment objective.

    PORTFOLIO TURNOVER AND SHORT-TERM TRADING. CSAM will buy and sell securities for a Fund to accomplish its investment objective. The investment policies of a Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. Investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity. From time to time, consistent with its investment objective, a Fund may also trade securities for the purpose of seeking short-term profits to take advantage of short-term opportunities during periods of fluctuating markets. Securities may be sold in anticipation of a market decline or bought in anticipation of a market rise.

                       UNITED STATES FEDERAL INCOME TAXES

    The following information is meant to be a summary of certain federal income tax considerations relevant to an investment in either Fund or, if the Reorganization is consummated, in the Surviving Fund. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Funds.

    Although each Fund intends to operate so that it will not have to pay federal income or excise tax, if it does have to pay tax, this would adversely affect investment performance.

    Each Fund will distribute substantially all of its income and gains to shareholders every year, and you will be taxed on distributions you receive, regardless of whether they are paid in cash or are reinvested in shares. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

    Each Fund will send to its shareholders a tax report each year. The report will tell you which dividends and redemptions must be treated as taxable ordinary income and which, if any, are long-term capital gain. If the Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your shares.

    If you hold your shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

    You will generally have a capital gain or loss if you sell your shares. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares, how much you sell them for, and how long you held them.

    Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S federal income tax liability.

    FOREIGN SHAREHOLDERS. If you are a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership under U.S. tax laws, you will be subject to U.S. withholding tax at the rate of 30% (or applicable lower treaty rate) except where such distributions are effectively connected with a trade or business carried on by you in the United States.

    Under certain circumstances more fully described in the SAI, distributions of net long-term capital gains to you and gains from sales of shares by you may not be subject to U.S. income or withholding taxes.

    If the income from a Fund is effectively connected with a trade or business carried on by you, distributions of net investment income and net long-term capital gains, and any gains realized upon the sale or redemption of shares, will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    If you are entitled to claim the benefits of an applicable tax treaty, the tax consequences to you may be different from those described herein. You are advised to consult your own tax advisor with respect to the particular tax consequences to you of an investment in a Fund.

    OTHER TAXATION. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries is not known.

    Distributions also may be subject to additional state, local and foreign taxes depending on your particular situation. You are advised to consult your own tax advisor with respect to the particular tax consequences to you of an investment in a Fund and of the possible impact of proposed changes in applicable tax laws. For a discussion of the tax consequences of the Reorganization on your investment in each Fund, please see "Information about the Reorganization--Tax Considerations."

                      INFORMATION ABOUT THE REORGANIZATION

    GENERAL. Under the Plan, CIK will acquire all the assets of CGF in exchange for CIK shares and the assumption by CIK of all the liabilities of CGF on the Effective Date. As a result of the Reorganization and on the Effective Date, each CGF shareholder would receive that number of CIK shares (plus cash in lieu of fractional shares), having an aggregate net asset value equal to the aggregate net asset value of such shareholder's CGF shares as of the close of business on the Business Day preceding the Effective Date. The Surviving Fund will not issue any fractional shares to CGF shareholders. In lieu thereof, the Surviving Fund will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of CGF in proportion to their fractional shares. No sales charge or fee of any kind will be charged to CGF shareholders in connection with their receipt of common stock of the Surviving Fund in the Reorganization.

    CGF would then:

    - remove its shares of common stock from listing on the NYSE,

    - withdraw from registration under the Securities Exchange Act of 1934, as amended,

    - deregister as an investment company under the Investment Company Act, and

    - dissolve under Maryland law.


    If approved, the Reorganization is expected to occur as soon as practicable after the meetings.


    The Plan may be terminated and the Reorganization abandoned, whether before or after approval by the Funds' shareholders, at any time prior to the Effective
Date:

    - by the mutual written consent of the Board of Directors of each Fund, or

    - by either Fund if the conditions to that Fund's obligations under the Plan have not been satisfied or waived.

    If the Reorganization has not been consummated by September 30, 2001, the Plan automatically terminates on that date, unless a later date is mutually agreed upon by the Board of Directors of each Fund.


    REASONS FOR THE REORGANIZATION. The Board of Directors of each Fund informally considered a combination of CIK and CGF over the last several years. The Boards formally considered the combination at joint meetings of each Board held on January 26, 2001, February 5, 2001, February 9, 2001 and February 14, 2001 and unanimously approved the Reorganization at joint meetings of each Board held on February 21, 2001. The Board of Directors of both Funds have common members and all of the Directors of each Fund were present at each of these meetings. For the reasons discussed below, the Board of Directors of each Fund, including the Independent Directors of each Fund, after consideration of the potential benefits of the Reorganization to the shareholders of that Fund and the expenses expected to be incurred by that Fund in connection with the Reorganization, unanimously determined that:


    - the interests of the existing shareholders of that Fund will not be diluted as a result of the proposed Reorganization, and

    - the proposed Reorganization is in the best interests of that Fund.

    IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF EACH FUND, THE REORGANIZATION SERVES THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS.

    The approval and recommendation by each Board of Directors that shareholders vote for the Reorganization springs from a number of issues which the Fund's investment advisor and the Directors have been considering over a period of time. Each Board of Directors has consistently held the view that an increase in the Fund's asset size could potentially benefit the Funds' shareholders in several ways: the expense ratio could be reduced, the Fund's investment flexibility and opportunities could be enhanced and analyst coverage of the Fund perhaps would be expanded or initiated, a factor that the investment advisor has identified as one that may positively affect the discount/premium at which a closed-end fund trades.

    In deciding to approve the course of action described below, the Independent Directors considered many factors, including but not limited to market information, analyses and advice provided to them by CSAM. In addition, in considering the merits of the proposed Reorganization, the Boards also considered the larger asset size of the combined Fund relative to each constituent Fund standing alone, the newly revised fee structure and the potential for economies of scale that is likely to result from the larger asset size of the combined Fund. Based on data presented by CSAM, the Board of Directors of each Fund believes that a combination of the Funds is likely to result in a total operating expense ratio that will be lower than the current total operating expense ratio of either Fund.

    The Boards also considered CSAM's representation to them that a larger asset base would provide benefits in portfolio management. After the Reorganization, the Surviving Fund may be better able to diversify portfolio holdings and thereby mitigate risks, while participating in more investment opportunities. In addition, a larger asset size could result in a more liquid trading market for shares of the Surviving Fund than either Fund currently enjoys separately. Further, the Reorganization itself may focus the attention of a wider circle of securities analysts on the Surviving Fund and may eliminate confusion in the marketplace that results from two funds with a similar objective, similar policies and similar names managed by the same adviser.

    There can be no guarantee that any of these potential beneficial results will be realized.

    The Board of Directors of each Fund, in declaring advisable and recommending the proposed Reorganization, also considered the following:

    2. the capabilities and resources of CSAM and its affiliates in the areas of investment management and shareholder servicing;

    3. expense ratios and information regarding fees and expenses of the Funds, both currently and on a pro forma basis, including the new fee arrangement pursuant to which the fees charged by CSAM to the Surviving Fund will be based upon the lower of the average weekly stock price (market value) of the Surviving Fund's outstanding shares or its average weekly net assets;

    4. the terms and conditions of the Reorganization and whether it would result in dilution of the interests of either Fund and its existing shareholders;

    5. the compatibility of the Fund's portfolio securities, investment objectives, policies and restrictions;

    6. the tax consequences to each Fund and its shareholders in connection with the Reorganization; and

    7.  the anticipated expenses of the Reorganization.

    In reviewing issues relating to the structure of the Reorganization and the selection of the surviving corporation in the Reorganization, each Board also considered information provided to them by CSAM concerning:

    - the comparative performance records of the two Funds,

    - public and market perception of the two Funds,

    - the relative size of the two Funds, and

    - the investment policies, strategies and personnel CSAM intends to utilize in managing the combined fund.

    Each Fund's Board of Directors and CSAM believe that the reorganization is in step with each Fund's objective and consistent with the repositioning of its portfolio. For example, by acquiring the assets of CGF, CIK is expected to be able to better pursue its objective of seeking current income because some of those assets represent higher yielding emerging markets debt. In addition, a portion of CGF's portfolio is comprised of domestic high yield debt that, although still below investment grade, is rated higher than the domestic high yield debt held by CIK. Moreover, studies have shown that adding an international component to a domestic portfolio can help to stabilize it because domestic and international markets will sometimes move in opposite directions.


    The Boards also considered information provided to them by CSAM which indicated that the yield on the repositioned CGF portfolio was less than the yield on the repositioned CIK portfolio. This information showed that the Reorganization would cause the current yield on the Surviving Fund to be less than the current yield on CIK, at least in the short term. However, the Board considered that the average credit quality of the instruments comprising CGF, although below investment grade, was higher than that of CIK, and that the Surviving Fund's overall total return (which includes both income and capital appreciation or stability) should benefit from such higher average credit quality. The Board was also advised that the relative yields are partly a function of market conditions at the time the various instruments were purchased and that, as compared with receiving a cash infusion which would have to be invested at current rates, CGF's current yield compared favorably. The Board also considered average portfolio turnover rates and maturity information and concluded that the other benefits of the Reorganization, as described throughout this Proxy Statement/Prospectus, outweigh the short-term reduction in yield.


    Based on the factors discussed above, the Board of Directors of each Fund concluded that the expenses of the Reorganization are outweighed by the benefits that are anticipated to be derived from the Reorganization.


    TERMS OF THE PLAN. In addition to the terms of the Plan described earlier in this Proxy Statement/ Prospectus, the following is a summary of certain terms of the Plan.


    Generally, the Plan sets forth various representations and warranties of the parties and describes the mechanics of the transaction and includes a number of other conditions to the completion of the Reorganization, such as the requirement that good standing certificates be obtained by each party and that no stop-orders or similar regulatory barriers have been issued by the SEC.


    For purposes of valuing assets in connection with the Reorganization, the assets of CGF will be valued pursuant to the principles and procedures identical to those utilized by CIK, which principles and procedures are also utilized by CGF in valuing its own assets and determining its own liabilities. As a result, it is not expected that CIK's valuation procedures as applied to CGF's portfolio securities will result in any difference from the valuation that would have resulted from the application of CGF's valuation procedures to such securities. The net asset value per share of common stock of the Surviving Fund will be determined in accordance with these principles and procedures, and the Surviving Fund will certify the computations involved. The net asset value per share of each Fund will not be adjusted to take into account differences in unrealized gains and losses.


    The Surviving Fund will issue separate certificates or share deposit receipts for common stock of the Surviving Fund to shareholders of CGF. The Surviving Fund will deliver these certificates or share deposit receipts representing shares of common stock of the Surviving Fund to Fleet National Bank c/o EquiServe, L.P., as the transfer agent and registrar for common stock of the Surviving Fund. The Surviving Fund will not permit any CGF shareholder to receive new certificates representing shares of common stock of the Surviving Fund until the shareholder has surrendered his or her outstanding certificates representing shares of the common stock of CGF or, in the event of lost certificates, posted adequate bond. CGF will request its shareholders to surrender their outstanding certificates representing shares of the common stock of CGF or post adequate bond therefor. Dividends payable to holders of record of shares of the Surviving Fund as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of CGF will be paid to such shareholder, without interest; however, such dividends will not be paid unless and until such shareholder surrenders his or her stock certificates of CGF for exchange.

    PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE REORGANIZATION, SHAREHOLDERS OF CGF WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING FUND.

    The net asset value of the shares of the Surviving Fund received by CGF shareholders plus the cash amounts received upon the purchase of fractional share interests by the Surviving Fund will equal the net asset value of the CGF shares exchanged.

    The Plan may be terminated at any time prior to the Effective Date by mutual agreement of each Fund's Board of Directors or by either Fund if any of the obligations of the other Fund have not been fulfilled or waived or if the other Fund has made a material and intentional misrepresentation. The Plan will automatically terminate after September 30, 2001 if the Reorganization has not been consummated, unless such time is extended by mutual agreement of the Board of Directors of each Fund.

    The Plan may be amended, modified or supplemented by mutual agreement of CIK and CGF. However, no amendments which would have the effect of changing the provisions for determining the number of shares issued to CGF shareholders will be permitted following the special meeting unless those shareholders consent to the amendment.


    NO DISSENTERS' RIGHTS. Under applicable Maryland law, the shareholders of neither Fund are entitled to demand the fair value of their shares upon the Reorganization. The shareholders of both Funds will be bound by the terms of the Plan if Proposal 1 is approved by the required shareholder vote at each meeting. However, any shareholder of either Fund may sell his or her shares at any time prior to the Reorganization on the NYSE at prevailing market prices.


    EXPENSES OF THE REORGANIZATION. In evaluating the proposed Reorganization, CSAM has estimated the amount of expenses the Funds would incur, including NYSE listing fees, SEC registration fees, legal and accounting fees and proxy and distribution costs. The estimated total expenses pertaining to the Reorganization are $600,000. For more information about the expenses of the Reorganization, See "Synopsis--Expenses of the Reorganization."

    The expenses of the Reorganization are expected to result in a reduction in CGF's net asset value per share of approximately $.02504, and a reduction in CIK's net asset value per share of approximately $.00864.

    TAX CONSIDERATIONS. The Plan and Reorganization are conditioned upon the receipt by the Funds of an opinion from Willkie Farr & Gallagher, counsel to the Funds, substantially to the effect that, based upon the facts, assumptions and representations of the parties, for federal income tax purposes:

    - the Reorganization will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code,

    - no gain or loss will be recognized by either Fund as a result of the Reorganization,

    - the basis of the assets of CGF in the hands of the Surviving Fund will be the same as the basis of such assets to CGF immediately prior to the Reorganization,

    - the holding period of the assets of CGF in the hands of the Surviving Fund will include the period during which such assets were held by CGF,

    - no gain or loss will be recognized by the shareholders of CGF upon the conversion of their CGF shares into common stock of the Surviving Fund except with respect to cash received upon the purchase of fractional share interests by the Surviving Fund,

    - the basis of shares of the Surviving Fund received by each shareholder of CGF (including any fractional share interests purchased by the Surviving
      Fund) will be the same as the basis of the shares of CGF exchanged therefor,

    - the holding period of shares of the Surviving Fund received by each shareholder of CGF (including any fractional share interests purchased by the Surviving Fund) will include the holding period during which the shares of CGF exchanged therefor were held, provided that at the time of the exchange the shares of CGF were held as capital assets in the hands of such shareholder of CGF, and

    - cash received for fractional share interests purchased by the Surviving Fund will generate gain or loss to shareholders receiving such cash.

    While CGF is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisors with respect to such matters.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

    DESCRIPTION OF SECURITIES TO BE ISSUED. The authorized stock of CIK consists of 100,000,000 shares of common stock, U.S.$0.001 par value. Shares of CIK entitle its holders to one vote per share. Holders of CIK's common stock are entitled to share equally in dividends authorized by the Fund's Board of Directors payable to the holders of such common stock and in the net assets of CIK available for distribution to holders of such common stock. Shares have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. The outstanding shares of common stock of CIK are fully paid and non-assessable. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. CIK holds shareholder meetings annually as required by the rules of the NYSE.

    The following table shows information about the common stock of each Fund as of March 5, 2001.


                                                                                             (4)
                                                               (3)                      AMOUNT ISSUED
               (1)                    (2)              AMOUNT HELD BY FUND       AND OUTSTANDING EXCLUSIVE OF
          TITLE OF CLASS       AMOUNT AUTHORIZED       FOR ITS OWN ACCOUNT          AMOUNT SHOWN UNDER (3)
       --------------------    -----------------    -------------------------    ----------------------------
CGF    Common Stock                  100,000,000              None                        11,976,699
       $0.001 par value
CIK    Common Stock,                 100,000,000              None                        34,708,369
       $0.001 par value


    The shares of common stock of CGF and CIK are listed and trade on the NYSE under the symbols "CGF" and "CIK", respectively. As of March 27, 2001, the net asset value per share of CGF common stock was $7.08, and the market price per share was $6.85. As of that same date, the net asset value per share of CIK common stock was $5.66, and the market price per share was $5.70.


    DISCOUNT TO NET ASSET VALUE. Shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Funds' net asset values may decrease, and this risk may be greater for shareholders expecting to sell their shares in a relatively short period. THE SHARES OF COMMON STOCK OF THE FUNDS SHOULD THUS BE VIEWED AS BEING DESIGNED PRIMARILY FOR LONG-TERM INVESTORS AND SHOULD NOT BE CONSIDERED A VEHICLE FOR TRADING PURPOSES.


    During the period since the inception of the Funds, the common stock of both Funds has generally traded at a discount to net asset value, although CIK stock has frequently traded at a premium to net asset value. It is not possible to state whether shares of the Surviving Fund will trade at a premium or discount to net asset value following the Reorganization, or the extent of any such premium or discount. The Directors of both Funds have regularly considered, and the Directors of the Surviving Fund will continue to consider, the respective Fund's market price discount and the effect of the discount on the Surviving Fund and its shareholders.

   PER SHARE DATA FOR CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME
                                   FUND, INC.
                        COMMON STOCK TRADED ON THE NYSE


                                                                                   PREMIUM/(DISCOUNT)
                                          MARKET PRICE         NET ASSET VALUE         AS % OF NAV
                                       -------------------   -------------------   -------------------
PERIOD                                   HIGH       LOW        HIGH       LOW        HIGH       LOW
------                                 --------   --------   --------   --------   --------   --------
1998
First Quarter........................  $10.625    $10.062    $11.030    $10.640      (3.31)%    (6.50)%
Second Quarter.......................   10.875      9.806     10.990     10.740      (4.94)     (7.02)
Third Quarter........................   10.125      7.875     10.720      9.240      (4.84)    (12.81)
Fourth Quarter.......................    8.875      7.806      9.420      9.080      (4.26)    (11.89)

1999
First Quarter........................    8.682      8.000      9.240      9.050      (5.67)    (11.20)
Second Quarter.......................    8.875      8.375      9.530      9.190      (5.41)    (11.46)
Third Quarter........................    9.186      7.186      9.320      8.910        .22     (17.23)
Fourth Quarter.......................    7.310      6.500      8.940      8.170     (15.05)    (25.20)

2000
First Quarter........................    7.375      6.558      8.430      8.290     (10.71)    (18.67)
Second Quarter.......................    7.310      6.806      8.160      7.830      (8.25)    (14.70)
Third Quarter........................    7.434      7.125      7.970      7.700      (4.89)     (9.25)
Fourth Quarter.......................    7.310      6.434      7.700      6.950      (3.57)    (13.45)

2001
First Quarter (through March 27,
  2001)..............................    7.720      6.813      7.470      7.080       4.25      (5.95)


      PER SHARE DATA FOR CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                        COMMON STOCK TRADED ON THE NYSE


                                                                                   PREMIUM/(DISCOUNT)
                                          MARKET PRICE         NET ASSET VALUE         AS % OF NAV
                                       -------------------   -------------------   -------------------
PERIOD                                   HIGH       LOW        HIGH       LOW        HIGH       LOW
------                                 --------   --------   --------   --------   --------   --------
1998
First Quarter........................   $8.875     $8.062     $8.530     $8.380       4.04%     (2.32)%
Second Quarter.......................    8.500      8.125      8.500      8.420      (0.03)     (3.68)
Third Quarter........................    8.625      6.875      8.430      7.840       1.29      (5.74)
Fourth Quarter.......................    8.000      7.062      7.860      7.630       2.95      (5.35)

1999
First Quarter........................    7.875      7.250      7.800      7.610       0.16      (4.22)
Second Quarter.......................    7.682      7.250      7.800      7.510       0.30      (3.85)
Third Quarter........................    7.875      6.186      7.630      7.300       4.17     (12.67)
Fourth Quarter.......................    6.625      5.558      7.340      7.180      (8.87)    (20.27)

2000
First Quarter........................    6.625      5.750      7.280      7.040     (11.95)    (20.58)
Second Quarter.......................    6.558      5.750      6.960      6.660      (3.27)    (16.49)
Third Quarter........................    7.000      6.250      6.660      6.350       8.53      (6.16)
Fourth Quarter.......................    6.625      5.375      6.350      5.610       5.38      (4.36)

2001
First Quarter (through March 27,
  2001)..............................    6.813      5.625      5.960      5.660      15.18      (1.57)

    CAPITALIZATION. The following table shows on an unaudited basis the capitalization of CGF and CIK as of December 31, 2000 and on a pro forma basis as of that same date giving effect to the Reorganization(1):


                                                                                       PRO FORMA
                                              CGF           CIK        ADJUSTMENTS      COMBINED
                                          -----------   ------------   -----------    ------------
Net assets..............................  $85,331,563   $197,817,004                  $283,148,567
Net asset value per share (2)...........  $      7.12   $       5.70                  $       5.70
Shares outstanding......................   11,976,699     34,708,369     2,993,751(3)   49,678,819


--------------

(1) Assumes the Reorganization had been consummated on December 31, 2000, and is for information purposes only. No assurance can be given as to how many shares of CIK common stock shareholders of CGF will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of CIK common stock that actually will be received on or after such date.

(2) Does not reflect estimated reorganization related expenses of $600,000, which will be allocated equally between CGF and CIK.


(3) Assumes the issuance of 14,970,450 shares in exchange for the assets and liabilities of CGF. The number of shares issued was based on the net asset value of each Fund on December 31, 2000.


    DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund pays dividends of substantially all its net investment income monthly and makes distributions at least annually of any net short-term capital gains and net long-term realized capital gains (the excess of net long-term capital gains over net short-term capital losses, including capital loss carryforwards). Dividends and distributions are recorded on the ex-dividend date.

    Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of defaulted bond interest and to differing book and tax treatment for foreign currency transactions.


    Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized gain (loss) and paid-in capital.



    If the Reorganization is approved by each Fund's shareholders, then as soon as practicable before the Effective Date, CGF will pay its shareholders a cash distribution of all undistributed 2001 net investment income. It is expected that any undistributed realized net capital gains will be offset through the utilization of capital loss carryforwards prior to the Effective Date.



    UNREALIZED CAPITAL GAINS/LOSSES. As of December 31, 2000, CGF had approximately $16.9 million of unrealized capital losses, representing approximately 20% of its net assets. As of that same date, CIK had approximately $75.8 million of unrealized capital losses, representing approximately 38% of its net assets. As of December 31, 2000, CGF had approximately $6.9 million of capital loss carryforwards, while CIK had approximately $10.8 million of capital loss carryforwards.

    PORTFOLIO VALUATION. Investments of each Fund are stated at value in each Fund's financial statements. Market values for fixed-income securities are generally valued at the latest quoted bid price in the over-the-counter market. However, fixed-income securities may also be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or, if there were no sales on such day, the last bid price quoted on such day. Quotations of foreign currency prices denominated in a foreign currency are converted to U.S. dollars at the current exchange rate on the valuation date. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including restricted investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the board of directors. In determining fair value, consideration is given to cost, operating and other financial data.


    PORTFOLIO TRANSACTIONS. CSAM will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds. In connection with the selection of brokers and dealers, the primary objective is to seek to obtain the execution of each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances. For a more detailed discussion of the Funds' brokerage allocation practices, see the SAI under "Portfolio Transactions."

    DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN. Each Fund operates a Dividend Reinvestment and Cash Purchase Plan, the InvestLink Program, or the "Program", sponsored and administered by Fleet National Bank, c/o EquiServe, L.P., pursuant to which Fund dividends and distributions, net of any applicable
U.S. withholding tax, are reinvested in shares of the Fund. Fleet National Bank c/o EquiServe, L.P., serves as the Program Administrator for the shareholders in administering the Program.

    An interested shareholder may join the Program at any time by submitting a completed Authorization Form to the Program Administrator. Such a form can be obtained by contacting the Administrator at 1-800-730-6001. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

    A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Program. The receipt of dividends and distributions in stock under the Program will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

    If the Board of Directors of a Fund declares an income dividend or a capital gains distribution payable either in that Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Program will receive cash and participants in the Program who have opted for the dividend reinvestment option will receive shares of common stock of the Fund purchased on the open market by the Program Administrator. The number of shares of common stock to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the shares. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All shares of common stock purchased through the Program will be allocated to participants as of the settlement date, which is usually three Business Days from the purchase date.

    Participants in the Program also have the option of making additional cash payments, or bank account deductions, to the Program Administrator for the purchase of shares of common stock of the Fund, in any amount from $100 up to $100,000 annually.

    A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to these transaction charges, participants will be assessed per share processing fees which include brokerage commissions. Participants will not be charged any fee for reinvesting dividends.

    All correspondence concerning the Program should be directed to the Program Administrator at Fleet National Bank c/o EquiServe, L.P., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040. For a more complete description of the Plan, see "Dividend Reinvestment and Cash Purchase Plan" in the SAI.

    CORPORATE GOVERNANCE PROVISIONS. Both Funds are Maryland corporations and have similar charter and by-law provisions.

    SPECIAL VOTING PROVISIONS AND REQUIREMENTS. Certain provisions of the Funds' By-laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund's By-laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters. Each Fund's By-laws provide, among other things, that:

    - a majority of the outstanding capital stock of such Fund is required to request a special meeting of shareholders;

    - matters to be discussed and acted upon at special meetings of the shareholders must be specified in the call for the meeting;

    - certain advance notice requirements must be met in order for shareholders to submit proposals at meetings of the shareholders and for nominations by shareholders for election to the Board of Directors; and


    - the power to amend the By-laws is reserved to the Board of Directors, except as otherwise required by the Investment Company Act.


    These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund in a tender offer or similar transaction. In the opinion of each Fund's Board of Directors, however, these provisions offer several possible advantages, including:

    - they may require persons seeking control of either Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control,

    - they promote continuity and stability, and

    - they enhance each Fund's ability to pursue long-term strategies that are consistent with its investment objectives.


    The full text of CIK's and CGF's Articles of Incorporation and By-laws are on file with the SEC. The CIK charter and By-laws, as may be amended from time to time, will govern the Surviving Fund after the Reorganization.

    INTEREST OF CERTAIN PERSONS. CSAM may be deemed to have an interest in the Plan and the Reorganization because it provides separate advisory services to CGF and CIK. CSAM receives compensation from CGF and CIK for services it provides pursuant to separate advisory agreements. The terms and provisions of these agreements and the new Investment Advisory Agreement to be entered into between the Surviving Fund and CSAM upon the consummation of the reorganization are described under "Proposal 2--Approval of New Investment Advisory Agreement with CSAM" and in the SAI. Future growth of assets of the Surviving Fund, if any, can be expected to increase the total amount of fees payable to CSAM. However, assuming Proposal 2 is approved, CIK's investment advisory fee will be based upon the lower of the average weekly stock price (market value) of its outstanding shares or its average weekly net assets, and, as a result, whenever CIK's shares trade at a discount, the investment advisory fee payable to CSAM by CIK would be reduced. For example, if the new fee structure had been in place as of January 1, 2000, the investment advisory fee payable to CSAM for that year would have been $1,071,152 (instead of $1,148,861 under the existing arrangement), or 0.47% of net assets. For more information about the reduction in CSAM's aggregate advisory fees, see "Proposal 2--Approval of New Investment Advisory Agreement with CSAM."

                            MANAGEMENT OF THE FUNDS

    DIRECTORS AND PRINCIPAL OFFICERS. The business and affairs of each Fund are managed under the direction of that Fund's Board of Directors, and the day to day operations are conducted through or under the direction of the officers of that Fund. All the Directors and Officers of CIK are also Directors and Officers of CGF.


    The Directors and Executive Officers of CIK and CGF are as follows:



                                      SHARES BENEFICIALLY OWNED
        NAME AND ADDRESS                 ON MARCH 5, 2001(2)                 POSITION WITH EACH FUND
--------------------------------      --------------------------      -------------------------------------
                                        CGF              CIK
James P. McCaughan (47)*                0             5,000(3)         Director and Chairman of the Board
  Credit Suisse Asset Management
  466 Lexington Avenue, 16th
  Floor
  New York, New York 10017

William W. Priest (59)*                500               500                        Director
  12 East 49th Street
  New York, New York 10017

Prof. Enrique R. Arzac (59)(1)        2,666             2,800                       Director
  Columbia University
  Graduate School of Business
  New York, New York 10027

Lawrence J. Fox (57)(1)               13,737           11,664                       Director
  110 PNB Building
  Broad and Chestnut Streets
  Philadelphia, Pennsylvania
  19107

James S. Pasman, Jr. (70)(1)          1,433             1,000                       Director
  29 The Trillium
  Pittsburgh, Pennsylvania 15238

Richard J. Lindquist (40)             1,333             1,000            President and Chief Investment
  Credit Suisse Asset Management                                                     Officer
  466 Lexington Avenue
  New York, New York 10017

Michael A. Pignataro (41)             1,000             1,000                 Vice President, Chief
  Credit Suisse Asset Management                                         Financial Officer and Secretary
  466 Lexington Avenue
  New York, New York 10017

Hal Liebes, Esq. (36)                   0                150                  Senior Vice President
  Credit Suisse Asset Management
  466 Lexington Avenue
  New York, New York 10017

                                      SHARES BENEFICIALLY OWNED
        NAME AND ADDRESS                 ON MARCH 5, 2001(2)                 POSITION WITH EACH FUND
--------------------------------      --------------------------      -------------------------------------
                                        CGF              CIK
Gregg Diliberto (45)                    0                 0              Investment Officer of CGF only
  Credit Suisse Asset Management
  466 Lexington Avenue
  New York, New York 10017

Suzanne Moran (35)                      0                 0                    Investment Officer
  Credit Suisse Asset Management
  466 Lexington Avenue
  New York, New York 10017


------------------

(1) Indicates Non-interested Director and member of audit committee.

(2) Each Director and Officer listed has sole voting and investment power with respect to the shares shown.


(3) Purchased on or about March 28, 2001.



* Messrs. McCaughan and Priest are interested persons of CGF and CIK by virtue of their position as an officer and a former officer, respectively of CSAM.



    Each Director and all the Directors and executive officers, as a group, of each of CGF and CIK, as of March 5, 2001 owned less than 1% of the outstanding shares of CGF and CIK, respectively.


    James P. McCaughan has been a Managing Director and the Chief Executive Officer of CSAM since April 2000. Prior to joining CSAM, he was President and Chief Operating Officer of Oppenheimer Capital from April 1998 to December 1999. He was President and Chief Executive Officer of UBS Asset Management (New York) from October 1996 to March 1998 and Functional Advisor, Institutional Asset Management of Union Bank of Switzerland from September 1994 to October 1996. He is a Director of five other CSAM-advised investment companies.


    William W. Priest, Jr. has been Co-Managing Partner of Steinberg & Priest Capital Management since March 2001. He was Chairman and Managing Director of CSAM from May 2000 to February 2001 and Chief Executive Officer and Managing Director of CSAM from 1990 to 2000. He is a Director of fifty-one other CSAM-advised investment companies.


    Dr. Enrique R. Arzac was a Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971. Dr. Arzac is also a Director of six other CSAM-advised investment companies, and he is a Director of The Adams Express Company and Petroleum and Resources Corporation.

    Lawrence J. Fox has been a Managing Partner and Chairman of the Professional Responsibility Committee of the law firm of Drinker Biddle & Reath since January 1992. He has been a partner of Drinker Biddle & Reath since 1976. Mr. Fox is also a Director of one other CSAM-advised investment company.


    James S. Pasman, Jr. was the President and Chief Operating Officer of National InterGroup, Inc. from April 1989 to March 1991. Mr. Pasman is also a Director of forty-five other CSAM-advised investment companies and is a director of ADT, Ltd. and a trustee of BT Insurance Funds Trust.


    Richard J. Lindquist has been a Managing Director of CSAM and a Vice President of each Fund since April 1995.

    Michael A. Pignataro has been a Director of CSAM since January 2001. He was a Vice President of CSAM from December 1995 to December 2000. He was an Assistant Vice President and the Chief Administrative Officer for Investment Companies of CSAM from September 1989 to December 1995. Mr. Pignataro is also an executive officer of other CSAM-advised investment companies.

    Hal Liebes has been a Managing Director and General Counsel of CSAM since December 1999. He was Director and General Counsel of CSAM from March 1997 to December 1999. Mr. Liebes was Vice President and Counsel for Lehman Brothers, Inc. from June 1996 to March 1997, Vice President and Legal Counsel for CSAM from June 1995 to June 1996 and Chief Compliance Officer for CS First Boston Investment Management from March 1994 to June 1995. He is also an executive officer of other CSAM-advised investment companies.

    Gregg Diliberto has been a Managing Director of CSAM since May 1995. He was a Senior Vice President of CSAM from January 1992 to May 1995.

    Suzanne Moran has been a Director of CSAM since January 2001. Prior to that, she was a Vice President of CSAM from December 1996 to December 2000. She was Assistant Vice President and Fixed Income Trader of CSAM from May 1995 to December 1996 and Assistant Vice President and Portfolio Analyst at CS First Boston from August 1991 to April 1995.


    Each Fund pays each of its directors who is not a director, officer or employee of CSAM or any affiliate thereof an annual fee of $12,500 plus $1,000 for each meeting attended. In addition, each Fund reimburses those directors for travel and out-of-pocket expenses incurred in connection with meetings. The aggregate remuneration paid to Directors by each Fund during the fiscal year ended December 31, 2000 was $49,500.


    The Articles of Incorporation and By-laws of each Fund provide that the Fund will indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, each Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances.

    Each of the Independent Directors of the Funds is also party to an Indemnification Agreement with the Fund or Funds as to which he serves as a director providing for contractual rights of indemnity and advancement of expenses. However, nothing in the Articles of Incorporation, the By-laws or the Indemnification Agreements of either Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Insurance obtained by either Fund shall not protect or purport to protect officers or directors or the investment adviser of that Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

    INVESTMENT MANAGER. CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3174, provides investment advisory services to both CGF and CIK under separate advisory agreements.

    CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group. Credit Suisse Group is a global financial services company providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse Group comprises five business units--Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse Group has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. Credit Suisse Asset Management companies managed approximately $94 billion in the U.S. and $298 billion globally as of December 31, 2000.

    CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, NY 10017, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, NY 10010, which is indirectly wholly-owned by Credit Suisse Group.

    For information regarding a proposed new investment advisory agreement with CSAM, see "Proposal 2: Approval of New Investment Advisory Agreement."


    CSAM has sole investment discretion for each Fund's assets under the supervision of that Fund's Board of Directors and in accordance with each Fund's stated policies. CSAM will select investments for each Fund and will place purchase and sale orders on behalf of the Funds. For information about each Fund's investment advisory fees, including amounts paid for the fiscal year 2000, see "Synopsis--Fees and Expenses."



    The following chart sets forth information with respect to name, address and principal occupations of the executive officer(s) and managing member(s) of CSAM. (Unless otherwise noted, the person's position at CSAM constitutes his/her principal occupation.) Each person's address is 466 Lexington Avenue, New York, New York 10017.


           NAME                   POSITION WITH CSAM AND PRINCIPAL OCCUPATION
   ---------------------  ------------------------------------------------------------
   James P. McCaughan     Chief Executive Officer, Managing Director and Chairman of
                            the Management Committee
   G. Moffett Cochran     President, Managing Director and Member of the Management
                            Committee
   Martin Jaffe           Chief Financial Officer, Managing Director and Member of the
                            Management Committee
   Laurence R. Smith      Chief Investment Officer, Managing Director and Member of
                            the Management Committee
   Elizabeth B. Dater     Head of Emerging Growth Group, Managing Director and Member
                            of the Management Committee
   Christopher F. Corapi  Head of Equity Research, Managing Director and Member of the
                            Management Committee
   Sheila Scott           Managing Director and Member of the Management Committee


    In addition, Richard Lindquist, the Funds' President, Hal Liebes, the Funds' Senior Vice President, Suzanne Moran, the Funds' Investment Officer, and
Michael A. Pignataro, the Funds' Vice President, Chief Financial Officer and Secretary, are also employees of CSAM.


    PORTFOLIO MANAGEMENT. Richard J. Lindquist, who has been a Managing Director of CSAM since 1997, is primarily responsible for the management of each Fund's assets. Mr. Lindquist joined CSAM in May 1995 when CSAM succeeded CS First Boston Asset Management as the Fund's investment adviser, with whom he was previously employed, and became President and Chief Investment Officer of each Fund in November 1996. Mr. Lindquist has served each Fund in various positions since its inception.

    Gregg Diliberto, who has been a Managing Director of CSAM since May 1995, shares responsibility for the management of CGF's investments in emerging markets. Mr. Diliberto has been an Investment Officer of CGF since 1997.

    If the Reorganization is consummated, it is anticipated that Richard J. Lindquist and Gregg Diliberto will continue as portfolio managers of the Surviving Fund. For more information regarding Messrs. Lindquist and Diliberto, see "--Directors and Principal Officers."

    ADMINISTRATOR. The Fund employs Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, under a service agreement dated as of February 27, 1999, to provide administration and accounting services to each Fund. The services provided by Brown Brothers Harriman under the service agreement are subject to the supervision of the directors and officers of each Fund, and include day to day administration of certain matters such as maintenance of its records, preparation of financial reports and tax filings.

    Brown Brothers Harriman is a private bank organized as a partnership under the laws of the states of New York, Pennsylvania and Massachusetts. Brown Brothers Harriman provides corporate management and administrative services to investment companies that at December 31, 2000 had approximately $13 billion of net assets.

    Each Fund pays Brown Brothers Harriman a fee based on average net assets. For the fiscal year ended December 31, 2000, Brown Brothers Harriman earned $84,784 and $170,550 for administrative services rendered to CGF and CIK, respectively.

    Brown Brothers Harriman is also the custodian of each Fund.

    ESTIMATED EXPENSES. CSAM and Brown Brothers Harriman are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Funds, as well as the fees of all directors of the Funds who are affiliated with those companies or any of their affiliates.

    The Funds pay all other expenses incurred in its operation including, among other things:

    - fees of legal counsel and independent accountants

    - costs of printing proxies, stock certificates and shareholder reports

    - charges of the custodians, any sub-custodians and the transfer and dividend-paying agent

    - expenses in connection with the InvestLink-SM- Program

    - Securities and Exchange Commission fees

    - fees and expenses of unaffiliated directors

    - accounting and pricing costs

    - membership fees in trade associations

    - fidelity bond coverage for officers and employees

    - directors' and officers' errors and omissions insurance coverage

    - interest, brokerage costs and stock exchange fees

    - taxes, stock exchange listing fees and expenses

    - expenses of qualifying the shares for sale in various states

    - litigation and other extraordinary or non-recurring expenses

    CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is the custodian for the Funds' assets and also serves as the accounting agent of each Fund.

    TRANSFER AGENT AND REGISTRAR. Fleet National Bank, P.O. Box 1865, Mailstop 45-02-62, Boston, Massachusetts 02105-1865 acts as the transfer agent and registrar of each Fund.


    PROXY SOLICITOR. Each Fund has retained Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist the Funds in soliciting proxies from shareholders. Georgeson Shareholder

Communications, Inc. will contact individual shareholders of record, beneficial owners and banks, brokers and other nominee shareholders. In return for its services Georgeson Shareholder Communications, Inc. is entitled to receive up to $5,000 per Fund and an additional $15,000 per Fund if the Plan is approved plus per call charges and reimbursement for its reasonable expenses.


    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. The following table shows certain information based on filings made with the SEC concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of either Fund because they possessed or shared voting or investment power with respect to the shares of that Fund:

                                                NUMBER OF SHARES    PERCENT OF
FUND             NAME AND ADDRESS              BENEFICIALLY OWNED     SHARES
----  ---------------------------------------  ------------------   ----------
CGF   Ron Olin Investment Management Company         1,960,901       16.4%(1)
      One West Pack Square, Suite 777
      Asheville, NC 28801

      Ronald G. Olin                                 1,803,700       15.1%(2)
      One West Pack Square, Suite 777
      Asheville, NC 28801

CIK   None Reported
                                                     ---------      -----

--------------

(1) Based on a Schedule 13-G filed with the SEC on January 10, 2001.

(2) Based on a Schedule 13-G filed with the SEC on December 8, 2000.


    It is not possible to calculate the ownership of the outstanding shares of common stock of the Surviving Fund by any of the persons listed above after consummation of the Reorganization because the Funds are unable to predict what the net asset value of either Fund will be on the Effective Date. Based upon current net asset values, Ron Olin Investment Management Company and Ron Olin would own beneficially, 4.93% and 4.54%, respectively, of CIK's outstanding common stock.


                                    EXPERTS


    Each Fund has selected PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, as its independent public accountants who will audit its financial statements.


                                 REQUIRED VOTE

    As the Reorganization is expected to result in the issuance of a number of shares of CIK in excess of 20% of CIK's outstanding shares of common stock, the NYSE listing rules (but not Maryland law) require that the Reorganization be approved by the shareholders of CIK. The shareholder vote required by the NYSE rules is a majority of the votes cast by CIK shareholders, provided also that the total number of votes cast represents at least a majority of the outstanding shares of common stock of CIK. Under Maryland law and CGF's charter, a majority of the outstanding shares of CGF must approve Proposal 1. To facilitate compliance with Section 2-419 of the MGCL (which applies to transactions between corporations with common directors), any shares voted in favor of the Reorganization by the Directors of the Funds or CSAM will not be counted in determining whether the required vote has been obtained on Proposal 1. Subject to such approval, the Reorganization is currently scheduled to be consummated promptly after the meetings. The Board of Directors of each Fund recommends that the shareholders of each Fund vote in favor of this Proposal 1.

                               LEGAL PROCEEDINGS

    There are currently no material legal proceedings to which the Funds are a party.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Reorganization will be passed upon for the Funds by Willkie Farr & Gallagher. Willkie Farr & Gallagher will rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

   PROPOSAL 2 (CREDIT SUISSE ASSET MANAGEMENT INCOME FUND SHAREHOLDERS ONLY):
                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

                                   BACKGROUND


    CSAM currently acts as CIK's investment adviser pursuant to an investment advisory agreement between CSAM and the Fund dated June 13, 1995, which was last approved by CIK's shareholders on June 13, 1995. See "Proposal 1 (Both Funds):
Approval of the Agreement and Plan of Reorganization Pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF--Synopsis--Fees and Expenses."



    On March 15, 2001, at an in-person meeting of the Board specifically called for this purpose, the Board of Directors of the Fund, including the Independent Directors, unanimously approved a new investment advisory agreement (the "New Investment Advisory Agreement") conditional upon approval of the Reorganization and recommended that it be approved by the shareholders of the Fund, to become effective upon the consummation of the Reorganization. The New Investment Advisory Agreement will be substantially the same as the current investment advisory agreement except that the investment advisory fee will be based upon a percentage of the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets.


    For the fiscal year ended December 31, 2000, CIK paid no brokerage commissions to affiliated brokers. See "Portfolio Transactions" in the SAI for more information.

    A description of the proposed New Investment Advisory Agreement is provided below under "--The New Investment Advisory Agreement." This description is only a summary and is qualified by reference to the form of investment advisory agreement attached hereto as Exhibit B, which is marked to show changes from the current investment advisory agreement for CIK.

    BOARD CONSIDERATIONS; REASONS FOR THE NEW INVESTMENT ADVISORY AGREEMENT


    At the March 15, 2001 board meeting, CSAM proposed changing the basis upon which the fee is calculated. Changing the methodology by which the current investment advisory fees are calculated as described above (that is, based on the lower of the average weekly stock price (market value) or average weekly net assets) would reduce investment advisory fees whenever the Surviving Fund trades at a discount to net asset value, thereby lowering its overall expense ratio.


    In addition, the Board of Directors believes that calculating the investment advisory fee with reference to the stock price (market value) when the Fund's shares are trading at a discount will more closely align the interests of CSAM with the interests of the Fund's shareholders in enhancing the Fund's market value, recognizing that CSAM does not and cannot control the discount at which Fund shares trade.

    The Board of Directors also considered and evaluated the proposed New Investment Advisory Agreement and determined that, except for the new fee structure, the New Investment Advisory Agreement is not materially different from the current investment advisory agreement. CSAM has confirmed that the level and quality of the services provided to the Fund will not change if the New Investment Advisory Agreement is approved by the Fund's shareholders.

              INFORMATION CONCERNING CREDIT SUISSE GROUP AND CSAM

    For information about the Fund's investment adviser, see "Proposal 1 (Both Funds): Approval of the Agreement and Plan of Reorganization pursuant to which CIK will Acquire all the Assets and Liabilities of CGF--Management of the Funds."

              DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

    Under the current investment advisory agreement, CSAM provides the Fund with ongoing investment advisory services. CSAM, subject to the general supervision of the Directors and in accordance with the investment objectives, policies and restrictions of the Fund, manages the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund. It is the responsibility of CSAM to make investment decisions for the Fund and to place purchase and sale orders for portfolio transactions. CSAM furnishes a continuous investment program for the Fund, maintains books and records with respect to its securities transactions, and pays all expenses involved in management of the Fund's investments. CSAM pays the salaries, fees and expenses of directors or officers of the Fund who are officers or employees of CSAM. The current agreement provides that CSAM shall not be liable to the Fund or any stockholder for anything done or omitted by it except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of duties imposed upon it pursuant to the current agreement, or for any losses that may be sustained in the purchase, holding or sale of securities.


    For a description of investment advisory fees paid by CIK, see "Proposal 1 (Both Funds): Approval of the Agreement and Plan of Reorganization Pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF--Synopsis--Fees and Expenses." For the fiscal year ended December 31, 2000, CSAM earned $1,148,861 for advisory services rendered to CIK.


                     THE NEW INVESTMENT ADVISORY AGREEMENT


    Shareholders are being asked to approve the New Investment Advisory Agreement. The New Investment Advisory Agreement is substantially the same as the current investment advisory agreement except for modification of the basis upon which the fee is calculated, that is, the lower of stock price or net assets.


    The New Investment Advisory Agreement will be dated as of the date shareholder approval is granted. The agreement will be in effect for an initial two-year term, ending on the second anniversary of the date on which shareholder approval is granted. The agreement may continue thereafter from year to year only if specifically approved at least annually by either (i) the Board of Directors of the Fund or (ii) the "vote of a majority of the outstanding voting securities" of the Fund, and in either case, the vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose.

    The implementation of the New Investment Advisory Agreement is conditional upon approval of the Reorganization.

   DIFFERENCES BETWEEN THE CURRENT AND THE NEW INVESTMENT ADVISORY AGREEMENT

    Under the current investment advisory agreements, CSAM is entitled to quarterly investment advisory fees computed at an annual rate of 0.50% of the Fund's average weekly net assets. Under the

New Investment Advisory Agreement, CSAM will be entitled to receive quarterly investment advisory fees computed at an annual rate of 0.50% of the Fund's average weekly market value or net assets (whichever is lower).

    The following table sets forth the investment advisory fee paid for the fiscal year ended December 31, 2000 under the current investment advisory agreement and the amount that would have been paid had the New Investment Advisory Agreement been in effect for CIK for the fiscal year ended
December 31, 2000 taking into consideration the new fee structure. Also shown is the difference between the two amounts in dollars and as a percentage of the fee paid under the existing agreement.


  FEE PAID TO CSAM
    UNDER CURRENT           FEE PAYABLE UNDER
    AGREEMENT(1)            NEW AGREEMENT(2)           REDUCTION IN FEE
---------------------       -----------------       -----------------------
     $1,148,861                $1,071,152           $77,709           6.76%


--------------

(1) Based on CIK's average weekly net assets in 2000 ($229,767,659).



(2) Based on the lower of average weekly net assets and market value for each week in 2000.


                           REQUIRED SHAREHOLDER VOTE

    Approval of the New Investment Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined under "General".

    IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF THE FUND, THE NEW INVESTMENT ADVISORY AGREEMENT SERVES THE BEST INTERESTS OF THE SURVIVING FUND AND ITS SHAREHOLDERS, AND THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

   PROPOSAL 3 (CREDIT SUISSE ASSET MANAGEMENT INCOME FUND SHAREHOLDERS ONLY):
                             ELECTION OF DIRECTORS

                                   BACKGROUND

    At the Meeting, five (5) Directors will be elected to hold office until the next annual meeting of shareholders following their election and until their respective successors are elected and qualified. It is the intention of the person named in the accompanying Proxy to vote for the election of Enrique R. Arzac, Lawrence J. Fox, James S. Pasman, Jr., James P. McCaughan and William W. Priest. All of the nominees are currently members of the Board of Directors. Messrs. Arzac, Fox, Pasman and Priest were re-elected as Directors of CIK at the 2000 annual shareholders' meeting. Mr. McCaughan was appointed a Director and the Chairman of the Board at a meeting of the Board held on February 5, 2001. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected.

    The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board may recommend.

    If the Reorganization is consummated, the Directors of CIK will be the Directors of the Surviving Fund.

    For information about the Directors of CIK, each of whom has been nominated for re-election to the Board of Directors, see "Proposal 1 (Both Funds):
Approval of the Agreement and Plan of Reorganization pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF--Management of the Fund--Directors and Principal Officers."


    The Fund pays annual compensation of $12,500, plus $1,000 for attendance per meeting of the Board of Directors or Committees thereof, plus certain out-of-pocket expenses, to each Director that is not affiliated with CSAM, its investment adviser (three Directors are not affiliated with CSAM). Each such Director is also a director of one or more investment companies advised by CSAM, and in that capacity receives annual and per-meeting fees, plus certain out-of-pocket expenses, for services as a director of such Fund. The total remuneration paid by CIK during the fiscal year ended December 31, 2000 to all such unaffiliated directors was $49,500.


    The following table shows certain compensation information for the fiscal year ended December 31, 2000 for each Director of CGF and CIK who is not affiliated with CSAM. The Fund has no bonus, profit sharing, pension or retirement plans.


                                                PENSION OR                     TOTAL        TOTAL NUMBER
                                                RETIREMENT    ESTIMATED     COMPENSATION    OF BOARDS OF
                                                 BENEFITS       ANNUAL     FROM FUNDS AND   CSAM-ADVISED
                                AGGREGATE       ACCRUED AS     BENEFITS     FUND COMPLEX     INVESTMENT
                               COMPENSATION    PART OF FUND      UPON         PAID TO        COMPANIES
NAME OF DIRECTOR                FROM FUNDS       EXPENSES     RETIREMENT     DIRECTORS       SERVED (1)
----------------              --------------   ------------   ----------   --------------   ------------

Dr. Enrique R. Arzac........  CIK:   $16,500         0            0           $118,121            8
                              CGF:   $16,500

Lawrence J. Fox.............  CIK:   $16,500         0            0           $ 41,500            3
                              CGF:   $16,500

James S. Pasman, Jr.........  CIK:   $16,500         0            0           $115,250           47
                              CGF:   $16,500


--------------

(1) Includes CGF and CIK


    The Board of Directors has an Audit Committee. Messrs. Arzac, Fox and Pasman constitute CIK's Audit Committee, which is composed of directors who are not interested persons of CIK as defined by the 1940 Act and who are independent as defined by the listing standards of the New York Stock Exchange.



    There is also a Valuation Committee composed of Messrs. Priest, Arzac and Pasman which reviews prices of illiquid or restricted securities.
Messrs. Arzac, Fox and Pasman constitute CIK's Nominating Committee, which is composed of directors who are not interested persons of CIK. The Nominating Committee did not meet during the fiscal year ended December 31, 2000. The Nominating Committee selects and nominates new Independent Directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of CIK. CIK does not have a compensation committee.



    During 2000, there were four meetings of the Board and two meetings of the Audit Committee. Each Director attended seventy-five percent or more of the aggregate number of meetings of the Board and committees on which he served held during the period for which he was a Director.



AUDIT COMMITTEE REPORT



    Pursuant to the Audit Committee Charter adopted by the CIK's Board, a copy of which is attached to this Joint Proxy Statement/Prospectus as Appendix B, the Audit Committee is responsible for conferring with CIK's independent public accountants, reviewing annual financial statements and recommending the selection of CIK's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting CIK. The Audit Committee has met with Fund management to discuss, among other things, CIK's audited financial statements for the year ended December 31, 2000. The Audit Committee has also met with CIK's independent public accountants, PricewaterhouseCoopers LLP ("PwC") and discussed with them certain matters required under SAS 61 including, but not limited to, the scope of CIK's audit, CIK's financial statements and CIK's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Funds and to CSAM, as more fully described below, was compatible with maintaining PwC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board that CIK's audited financial statements be included in CIK's 2000 Annual Report to Shareholders for the year ended December 31, 2000 and be mailed to Shareholders and filed with the Securities and Exchange Commission.



The Audit Committee
  Credit Suisse Asset Management Income Fund, Inc.
    Enrique R. Arzac,                   James S. Pasman, Jr.
    Lawrence J. Fox,



    The following table shows the aggregate fees PwC billed to the Funds and to CSAM for its professional services rendered for the fiscal year ended
December 31, 2000.



                                                         CIK        CGF         CSAM
                                                       --------   --------   -----------
Audit Fees...........................................  $37,000    $39,000    $         0
Financial Information Systems Design
  and Implementation Fees............................  $     0    $     0    $         0
All Other Fees.......................................  $ 4,500    $ 4,500    $2,190,000*


--------------


* Includes $250,000 for attestation services in connection with the Association of Investment Management and Research Performance Presentation Standards ("AIMR"); $35,000 for consulting related to the initial adoption of AIMR.



    A representative of PwC will be available by telephone at the Meetings and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.



    Mr. McCaughan is the Chairman of the Board of CIK and has served in such position since February 5, 2001, Mr. Lindquist has been President of CIK since February 10, 1997 and Chief Investment Officer of CIK since November 21, 1996, having previously served as Vice President of CIK since CIK's inception.
Ms. Moran has been an Investment Officer of CIK since August 15, 1996.
Mr. Liebes is Senior Vice President of CIK and was appointed to such position on August 11, 1997, having previously been CIK's Secretary until May 16, 1996.
Mr. Pignataro has been Chief Financial Officer and Vice President of CIK since July 26, 1999 and has been Secretary of CIK since May 16, 1997, having previously served as Assistant Vice President and Assistant Secretary of CIK since April 18, 1995. Each officer of CIK will hold office until the Meeting and until his successor has been elected. For more biographical information about the executive officers of CIK, see "Proposal 1 (Both Funds): Approval of the Agreement and Plan of Reorganization pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF--Management of the Fund--Directors and Principal Officers."


    By virtue of the responsibilities assumed by its investment adviser, CIK itself requires no employees other than its officers, and none of its officers devotes full-time responsibilities to the affairs of CIK. All officers are employees of and are compensated by CSAM and do not receive any compensation from CIK.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the Investment Company Act require the Fund's officers and Directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of ownership with the Securities and Exchange Commission, the NYSE and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 2000, all filing requirements applicable to such persons were complied with.

                           REQUIRED SHAREHOLDER VOTE

    Approval of the election of each nominee as Director of the Fund requires the affirmative vote of a plurality of the votes cast on the matter at the annual meeting of the Fund in person or by proxy.

    THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RE-ELECTION OF MESSRS. ARZAC, FOX, PASMAN, PRIEST AND MCCAUGHAN FOR DIRECTOR.

                             ADDITIONAL INFORMATION

    Further information concerning these securities and their issuer may be found in the Registration Statement of which this prospectus constitutes a part on file with the Securities and Exchange Commission. The Commission maintains a World Wide Web site on the Internet at http://www.sec.gov. that contains the prospectus, material incorporated by reference and other information regarding registrants, such as the Funds, that file electronically with the Commission. The Registration Statement may also be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

    The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, NW, Washington, D.C. 20549 and the Commission's regional offices at Seven World Trade Center, New York, New York 10048. Copies of such materials can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, NW, Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Funds also may be inspected at the offices of the NYSE and are available on the Commission's World Wide Web site on the Internet at http://www.sec.gov.


    SHAREHOLDER PROPOSAL (CGF). CGF has received notice that a shareholder, Ralph Bradshaw, intends to solicit proxies in favor of electing himself, Gary Bentz, Andrew Strauss, Glenn Wilcox and Scott Rogers as Directors at the 2001 annual shareholders' meeting of CGF. If Proposal 1 is approved at the special meeting and the Reorganization is consummated, that proposed solicitation will be rendered moot, as CGF will be dissolved as part of the Reorganization. If Proposal 1 is not approved, the Board of Directors of CGF intends to oppose Mr. Bradshaw and his nominees.



    SHAREHOLDER PROPOSALS (CIK). Notice is hereby given that for a shareholder proposal to be considered for inclusion in CIK's proxy material relating to its 2002 annual meeting of shareholders, the shareholder proposal must be received by CIK no later than December 28, 2002. A shareholder proposal submitted for inclusion in CIK's proxy statement, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal for inclusion in CIK's proxy statement must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in CIK's proxy statement is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in CIK's proxy materials.


    Pursuant to the By-laws of CIK, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of CIK. To be timely, any such notice must be delivered to or mailed and received at Credit Suisse Asset Management Income Fund, Inc.
c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017 not later than February 13, 2002; provided, however, that in the event that the date of the 2002 annual meeting is advanced or delayed by more than 30 days from May 1, 2002, the first anniversary of the 2001 annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of the 2002 annual meeting is given or made.


    Any notice by a shareholder to CIK must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on CIK's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of CIK which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of CIK entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.


    CIK may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the 1934 Act and which are validly submitted after the advance notice deadline for submission of proposals pursuant to CIK's By-laws indicated above. Even if timely notice is received, CIK may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the 1934 Act which governs CIK's use of discretionary proxy voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to CIK on matters not specifically reflected on the form of proxy.


    OTHER MATTERS TO COME BEFORE THE MEETING. The Board of Directors of each Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in their discretion in the interest of the respective Fund. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Directors of Credit Suisse Asset Management Strategic Global Income Fund, Inc and Credit Suisse Asset Management Income Fund, Inc.

Michael A. Pignataro
Chief Financial Officer, Vice President and Secretary, Credit Suisse Asset Management Strategic Global Income Fund, Inc.

Michael A. Pignataro
Chief Financial Officer, Vice President and Secretary, Credit Suisse Asset Management Income Fund, Inc.

                                    EXHIIT A

                                    FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

                                    BETWEEN

       CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.

                                      AND

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.


                           DATED AS OF MARCH 27, 2001

                               TABLE OF CONTENTS


1.   DEFINITIONS........................................................   A-6

2.   BASIC TRANSACTION..................................................   A-6
     2.1    The Reorganization..........................................   A-6
     2.2    Transferred Assets..........................................   A-6
     2.3    Transferred Liabilities.....................................   A-7
     2.4    Dividend....................................................   A-7
     2.5    Articles of Transfer........................................   A-7
     2.6    Liquidation.................................................   A-7
     2.7    Dissolution.................................................   A-7

3.   VALUATION..........................................................   A-7
     3.1    Transferred Assets..........................................   A-7
     3.2    CIK Shares..................................................   A-8
     3.3    Administrator...............................................   A-8

4.   CLOSING AND EFFECTIVE DATE.........................................   A-8
     4.1    Effective Date..............................................   A-8
     4.2    Deliveries at Closing.......................................   A-8
     4.3    Closing on Business Day.....................................   A-9

5.   REPRESENTATIONS AND WARRANTIES OF CREDIT SUISSE ASSET MANAGEMENT
       STRATEGIC GLOBAL INCOME FUND, INC................................   A-9
     5.1    Organization................................................   A-9
     5.2    Registrations and Qualifications............................   A-9
     5.3    Regulatory Consents and Approvals...........................   A-9
     5.4    Noncontravention............................................   A-9
     5.5    Financial Statements........................................   A-9
     5.6    Title to Assets.............................................   A-9
     5.7    Annual Report...............................................  A-10
     5.8    Qualification, Corporate Power, Authorization of
            Transaction.................................................  A-10
     5.9    Legal Compliance............................................  A-10
     5.10   Material Contracts..........................................  A-10
     5.11   Undisclosed Liabilities.....................................  A-10
     5.12   Tax Filings.................................................  A-10
     5.13   Qualification Under Subchapter M............................  A-10
     5.14   Form N-14...................................................  A-11
     5.15   Capitalization..............................................  A-11
     5.16   Books and Records...........................................  A-11
     5.17   CIK Shares..................................................  A-11

6.   REPRESENTATIONS AND WARRANTIES OF CREDIT SUISSE ASSET MANAGEMENT
       INCOME FUND, INC.................................................  A-11
     6.1    Organization................................................  A-11
     6.2    Registrations and Qualifications............................  A-11

     6.3    Regulatory Consents and Approvals...........................  A-12
     6.4    Noncontravention............................................  A-12
     6.5    Financial Statements........................................  A-12
     6.6    Title to Assets.............................................  A-12
     6.7    Annual Report...............................................  A-12
     6.8    Qualification, Corporate Power, Authorization of
            Transaction.................................................  A-12
     6.9    Legal Compliance............................................  A-12
     6.10   Material Contracts..........................................  A-12
     6.11   Undisclosed Liabilities.....................................  A-13
     6.12   Tax Filings.................................................  A-13
     6.13   Qualification Under Subchapter M............................  A-13
     6.14   Form N-14...................................................  A-13
     6.15   Capitalization..............................................  A-13
     6.16   Issuance of Stock...........................................  A-14
     6.17   Books and Records...........................................  A-14

7.   COVENANTS OF THE PARTIES...........................................  A-14
     7.1    Shareholders' Meetings......................................  A-14
     7.2    Operations in the Normal Course.............................  A-14
     7.3    Articles of Transfer........................................  A-14
     7.4    Regulatory Filings..........................................  A-14
     7.5    Preservation of Assets......................................  A-15
     7.6    Tax Matters.................................................  A-15
     7.7    Delisting, Termination of Registration as an Investment
            Company.....................................................  A-15
     7.8    Transfer Taxes..............................................  A-15
     7.9    Reporting...................................................  A-15
     7.10   Surrender of CGF Stock Certificates.........................  A-15

8.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CREDIT SUISSE ASSET
       MANAGEMENT INCOME FUND, INC......................................  A-16
     8.1    Approval of Reorganization..................................  A-16
     8.2    Certificates and Statements by Credit Suisse Asset
            Management Strategic Global Income Fund, Inc................  A-16
     8.3    Absence of Litigation.......................................  A-16
     8.4    Legal Opinions..............................................  A-16
     8.5    Auditor's Consent and Certification.........................  A-18
     8.6    Limitations on Assets or Liabilities........................  A-18
     8.7    Effectiveness of Registration Statement.....................  A-18
     8.8    Regulatory Filings..........................................  A-18
     8.9    Administrative Rulings, Proceedings.........................  A-18
     8.10   Satisfaction of Credit Suisse Asset Management Income
            Fund, Inc...................................................  A-19
     8.11   Dividends...................................................  A-19
     8.12   Custodian's Certificate.....................................  A-19
     8.13   Books and Records...........................................  A-19

9.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CREDIT SUISSE ASSET
       MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.....................  A-19
     9.1    Approval of Reorganization..................................  A-19
     9.2    Certificates and Statements by Credit Suisse Asset
            Management Income Fund, Inc.................................  A-19
     9.3    Absence of Litigation.......................................  A-20
     9.4    Legal Opinions..............................................  A-20
     9.5    Auditor's Consent and Certification.........................  A-21
     9.6    Effectiveness of Registration Statement.....................  A-21
     9.7    Regulatory Filings..........................................  A-21
     9.8    Satisfaction of Credit Suisse Asset Management Strategic
            Global Income Fund, Inc.....................................  A-22

10.  PAYMENT OF EXPENSES................................................  A-22
     10.1   Allocation..................................................  A-22

11.  COOPERATION FOLLOWING EFFECTIVE DATE...............................  A-22

12.  INDEMNIFICATION....................................................  A-22
     12.1   Credit Suisse Asset Management Strategic Global Income
            Fund, Inc...................................................  A-22
     12.2   Credit Suisse Asset Management Income Fund, Inc.............  A-22

13.  TERMINATION, POSTPONEMENT AND WAIVERS..............................  A-23
     13.1   Termination.................................................  A-23
     13.2   Waiver......................................................  A-23
     13.3   Expiration of Representations and Warranties................  A-23

14.  MISCELLANEOUS......................................................  A-23
     14.1   Transfer Restriction........................................  A-23
     14.2   Material Provisions.........................................  A-24
     14.3   Notices.....................................................  A-24
     14.4   Amendments..................................................  A-25
     14.5   Headings....................................................  A-25
     14.6   Counterparts................................................  A-25
     14.7   Enforceability..............................................  A-25
     14.8   Successors and Assigns......................................  A-25
     14.9   Governing Law...............................................  A-25

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 27th day of March, 2001, between Credit Suisse Asset Management Strategic Global Income Fund, Inc. (the "Target Fund" or "CGF"), a Maryland corporation and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and Credit Suisse Asset Management Income Fund, Inc. (the "Acquiring Fund" or "CIK" and, together with CGF, the "Parties"), a Maryland corporation and a registered investment company under the 1940 Act.


    This agreement contemplates a tax-free transaction which qualifies for federal income tax purposes as a reorganization within the meaning of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of CGF in exchange for shares of common stock of CIK ("CIK Shares") and cash for fractional CIK Shares, the assumption by CIK of all the liabilities of CGF, and the distribution of CIK Shares to the shareholders of CGF in liquidation of CGF, all upon the terms and conditions set forth in this Agreement.


    WHEREAS, the Board of Directors of CGF has determined that the exchange of all of the assets of CGF for CIK shares and the assumption of all the liabilities of CGF by CIK is in the best interests of the CGF shareholders and the interests of the existing shareholders of CGF would not be diluted as a result of this transaction; and



    WHEREAS, the Board of Directors of CIK has determined that the exchange of all of the assets of CGF for CIK shares and the assumption of CGF's liabilities by CIK is in the best interests of the CIK's shareholders and that the interests of the existing shareholders of CIK would not be diluted as a result of this transaction.


    NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the Parties hereto agree as follows:

1.  DEFINITIONS

    Certain capitalized terms used in this Agreement are specifically defined herein.

2.  BASIC TRANSACTION

    2.1 THE REORGANIZATION. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, CGF agrees to transfer its assets as set forth in paragraph 2.2 to CIK, and CIK agrees in exchange therefor: (i) to deliver to CGF the number of all CIK Shares determined by dividing the value of CGF's net assets, computed in the manner and as of the time and date set forth in paragraph 3.1, by the net asset value per share of one CIK Share computed in the manner and as of the time and date set forth in paragraph 3.2 and cash for fractional shares of CIK as set forth in paragraph 3.2; and (ii) to assume all of the liabilities of CGF. Such transaction shall take place at the closing provided for in paragraph 4.1 (the "Closing").

    2.2  TRANSFERRED ASSETS.

    (a) The assets of CGF to be acquired by CIK shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by CGF and any deferred or prepaid expenses shown as an asset on the books of CGF on the Effective Date provided in paragraph 4.1 (the "Effective Date").


    (b) CGF has provided CIK with a list of all of CGF's assets as of the date of execution of this Agreement and CIK has confirmed that all such assets are of the type in which CIK is permitted to invest and to hold. CGF reserves the right to sell any of the securities included on this list but will not, without the prior approval of CIK, acquire any additional securities other than securities of the type in which CIK is permitted to invest. CIK, will, within a reasonable time prior to the Effective Date, furnish CGF with a list of its assets. In the event that CGF holds any investments which CIK identifies as a type which it may not hold, and CIK so requests, CGF will dispose of such securities prior to the

Effective Date. In addition, if it is determined that the portfolios of CGF and CIK, when aggregated, would contain investments exceeding certain percentage limitations imposed upon CIK with respect to such investments, CGF, if requested by CIK, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Date.


    2.3  TRANSFERRED LIABILITIES.


    (a) The liabilities assumed by CIK shall include all of CGF's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Date, and whether or not specifically referred to in this Agreement.


    (b) CGF will endeavor to discharge all of its known liabilities and obligations prior to the Effective Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

    2.4 DIVIDEND. As soon as practicable prior to the Effective Date, CGF will declare and pay to its shareholders of record one or more dividends and/or distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Effective Date.


    2.5 ARTICLES OF TRANSFER. On the Effective Date (the "Effective Time"), pursuant to articles of transfer (the "Articles of Transfer") accepted for record by the State Department of Assessements and Taxation of Maryland (the "Department"), CGF shall assign, transfer, deliver and convey all of its assets to CIK, subject to all of its liabilities. CIK shall then accept the assets and assume the liabilities such that at and after the Effective Time (i) the assets at or after the Effective Time shall become and be the assets of CIK, and (ii) the liabilities at the Effective Time shall attach to CIK, enforceable against CIK to the same extent as if initially incurred by CIK. From and after the Effective Time, all the assets of CGF shall transfer to, vest in, and devolve on CIK without further act or deed, and CIK shall be liable for all the debts and obligations of CGF, all as provided under Maryland law.



    2.6 LIQUIDATION. On or as soon after the Effective Date as is conveniently practicable (the "Liquidation Date"), CGF will liquidate and distribute pro rata to its shareholders of record determined as of the Effective Time (the "CGF Shareholders") the CIK Shares and cash it receives pursuant to paragraph 2.1. Such liquidation and distribution will be accomplished by (i) the transfer of CIK Shares then credited to the account of CGF on the books of CIK to open accounts on the share records of CIK in the name of the CGF shareholders representing the respective pro rata number of CIK Shares due such shareholders and (ii) the payment of cash for fractional CIK shares in accordance with paragraph 3.2(b). All issued and outstanding shares of CGF will simultaneously be canceled on the books of CGF, although share certificates representing interests in CGF, if any, will represent a number of CIK Shares after the Effective Date as determined in accordance with paragraph 3.2 until replaced in accordance with paragraph 7.11. Ownership of CIK Shares will be shown on the books of CIK's transfer agent.


    2.7 DISSOLUTION. CGF shall thereafter dissolve in accordance with Maryland law.

3.  VALUATION


    3.1 TRANSFERRED ASSETS. The value of CGF's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the business day preceding the Effective Date (such time and date being hereinafter called the "Valuation Date"), using the valuation principles and procedures set forth in the Registration Statement consistently utilized by CIK, which principles and procedures are substantially similar to those employed by CGF when valuing its own assets and determining its own liabilities. Such valuation and determination shall be the responsibility of CIK, shall be made in cooperation with CGF and shall be confirmed in writing by CIK to CGF.


    3.2  CIK SHARES.

    (a) The number of CIK Shares to be issued in exchange for the corresponding net assets of CGF shall be determined by dividing the value of the net assets of CGF determined using the valuation procedures referred to in paragraph 3.1 by the net asset value per Share of CIK. The net asset value per share of CIK Shares shall be determined in accordance with the valuation procedures set forth in the Registration Statement and consistently utilized by CIK, and CIK shall certify the computations involved.

    (b) CGF shareholders will not receive any fractional shares of CIK as part of the CGF distribution. In lieu thereof, CGF will receive from CIK for distribution to its shareholders cash in an amount equal to the aggregate net asset value of the fractional shares otherwise distributable to the CGF shareholders, and the total number of CIK shares otherwise issuable to CGF will be reduced by that number of CIK shares having an aggregate net asset value equal to the cash so paid to CGF.

    3.3 ADMINISTRATOR. All computations of value shall be made on behalf of CIK by Brown Brothers Harriman & Co., the administrator and accounting agent to each Fund, in accordance with the regular practice of CGF and CIK, respectively. No formula will be used to adjust the net asset value so determined of either of the Parties to take into account differences in realized and unrealized gains and losses.

4.  CLOSING AND EFFECTIVE DATE


    4.1 EFFECTIVE DATE. The Effective Date for the Reorganization shall be May 14, 2001, or such other date as the parties to the Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously on the Effective Date unless otherwise provided. The Closing shall be held as of 9:00 a.m., at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York, or at such other time and/or place as the parties may agree.


    4.2  DELIVERIES AT CLOSING.

    (a) At the Closing, (i) CGF will deliver to CIK the various certificates and documents referred to in Article 7 below, (ii) CIK will deliver to CGF the various certificates and documents referred to in Article 8 below, and
(iii) CGF and CIK will file jointly with the State Department of Assessments and Taxation of Maryland (the "Department") the Articles of Transfer and make all other filings or recordings required by Maryland law in connection with the Reorganization. The custodian for CIK (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) CGF's portfolio securities, cash and any other assets have been delivered in proper form to CIK on the Effective Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

    (b) CGF shall deliver at the Closing a list of the names and addresses of its shareholders and the number of outstanding Shares owned by each such shareholder immediately prior to the Closing certified by CGF's transfer agent or President to the best of their knowledge and belief or provide evidence that such information has been provided to CGF's transfer agent. CIK shall issue and deliver a confirmation evidencing the CIK Shares to be credited to CGF's account on the Effective Date to the Secretary of CGF or provide evidence satisfactory to CGF that the CIK Shares have been credited to the account of CGF on the books of CIK. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

    4.3  CLOSING ON BUSINESS DAY.  In the event that on the Valuation Date
(a) the NYSE or another primary trading market for portfolio securities of CIK or CGF shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of CIK or CGF is impracticable, the applicable Effective Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

5. REPRESENTATIONS AND WARRANTIES OF CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.

    CGF represents and warrants to CIK that the statements contained in this
Article 5 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. CGF represents and warrants to, and agrees with, CIK that:

    5.1 ORGANIZATION. CGF is a corporation duly organized and validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the corporate power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

    5.2 REGISTRATIONS AND QUALIFICATIONS. CGF is duly registered under the 1940 Act as a closed-end, diversified management investment company (File
No. 811-05458), and such registration has not been revoked or rescinded and is in full force and effect. CGF has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception. CGF is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on CGF.

    5.3 REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by CGF of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act;
(ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Transfer by the Department.

    5.4 NONCONTRAVENTION. CGF is not, and the execution, delivery and performance of this Agreement by CGF will not result in, a violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of CGF, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which CGF is a party or by which it is bound, and the execution, delivery and performance of this Agreement by CGF will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which CGF is a party or by which it is bound.

    5.5 FINANCIAL STATEMENTS. CIK has been furnished with a statement of assets, liabilities and capital and a schedule of investments of CGF, each as of December 31, 2000, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public accountants. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and present fairly, in all material respects, the financial position of CGF as of such date in accordance with GAAP, and there are no known contingent liabilities of CGF required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

    5.6 TITLE TO ASSETS. At the Effective Date, CGF will have good and marketable to the assets to be transferred to CIK pursuant to paragraph 2.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which CIK has received notice at or prior to the Closing, and upon delivery and payment for such assets and the effectiveness of the Articles of Transfer, CIK will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which CIK has received notice and necessary documentation at or prior to the Closing.

    5.7 ANNUAL REPORT. CIK has been furnished with CGF's Annual Report to Shareholders for the fiscal year ended December 31, 2000.

    5.8 QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. CGF has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    5.9 LEGAL COMPLIANCE. Except as may have been previously disclosed to and accepted by CIK, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or, to its knowledge, threatened against CGF or any properties or assets held by it. Except as may have been previously disclosed to and accepted by CIK, CGF knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    5.10 MATERIAL CONTRACTS. There are no material contracts outstanding to which CGF is a party that have not been disclosed in the Registration Statement (as defined in Section 3.13 below) or will not be otherwise disclosed to CIK prior to the Effective Date.

    5.11 UNDISCLOSED LIABILITIES. Since December 31, 2000, there has not been any material adverse change in CGF's financial condition, assets, liabilities or business and CGF has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on CGF's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 2000, and those incurred in connection with the Reorganization. There are no contracts or other commitments (other than this Agreement) of CGF which will be terminated with liability to CGF prior to the Effective Date. Prior to the Effective Date, CGF will advise CIK in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this
Section 5.11, a decline in net asset value per share of CGF due to declines in market values of securities in CGF's portfolio or the discharge of CGF liabilities will not constitute a material adverse change.

    5.12 TAX FILINGS. All federal and other tax returns and information reports of CGF required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of CGF's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of CGF have been adequately provided for on its books, and no tax deficiency or liability of CGF has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

    5.13 QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation (including the taxable year ending on the Effective Date), CGF has met the requirements of Subchapter M of the

Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

    5.14 FORM N-14. The registration statement to be filed by CIK on Form N-14 relating to CIK Shares to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "Registration Statement"), on the effective date of the Registration Statement, at the time of the shareholders' meetings referred to in Article 6 of this Agreement and at the Effective Date, insofar as it relates to CGF (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and
(ii) did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this Section 5.14 shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by CGF for use in the Registration Statement.

    5.15  CAPITALIZATION.

    (a) All issued and outstanding shares of CGF (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in
Section 6.7. CGF does not have outstanding any options, warrants or other rights to subscribe for or purchase any CGF shares, nor is there outstanding any security convertible into, or exchangeable for, any CGF shares.

    (b) CGF is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

    5.16 BOOKS AND RECORDS. The books and records of CGF made available to CIK are substantially true and correct and contain no material misstatements or omissions with respect to the operations of CGF.

    5.17 CIK SHARES. The CIK Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. REPRESENTATIONS AND WARRANTIES OF CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

    CIK represents and warrants to CGF that the statements contained in this
Article 6 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. CIK represents and warrants to, and agrees with, CGF that:

    6.1 ORGANIZATION. CIK is a corporation duly organized and validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the corporate power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

    6.2 REGISTRATIONS AND QUALIFICATIONS. CIK is duly registered under the 1940 Act as a closed-end, diversified management investment company (File
No. 811-05012) and such registration has not been revoked or rescinded and is in full force and effect. CIK has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. CIK is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on CIK.

    6.3 REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by CIK of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act,
(ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Transfer by the Department.

    6.4 NONCONTRAVENTION. CIK is not, and the execution, delivery and performance of this Agreement by CIK will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of CIK, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which CIK is a party or by which it is bound, and the execution, delivery and performance of this Agreement by CIK will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which CIK is a party or by which it is bound.

    6.5 FINANCIAL STATEMENTS. CGF has been furnished with a statement of assets, liabilities and capital and a schedule of investments of CIK, each as of December 31, 2000, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public accountants. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of CIK as of such date in accordance with GAAP, and there are no known contingent liabilities of CIK required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

    6.6 TITLE TO ASSETS. At the Effective Date, CIK will have good and marketable to its assets.

    6.7 ANNUAL REPORT. CGF has been furnished with CIK's Annual Report to Shareholders for the fiscal year ended December 31, 2000.

    6.8 QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. CIK has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    6.9 LEGAL COMPLIANCE. Except as may have been previously disclosed to and accepted by CGF, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or, to its knowledge, threatened against CIK or any properties or assets held by it. Except as may have been previously disclosed to and accepted by CGF, CIK knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    6.10 MATERIAL CONTRACTS. There are no material contracts outstanding to which CIK is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to CGF prior to the Effective Date.

    6.11 UNDISCLOSED LIABILITIES. Since December 31, 2000, there has not been any material adverse change in CIK's financial condition, assets, liabilities, or business and CIK has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on CIK's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 2000, and those incurred in connection with the Reorganization. Prior to the Effective Date, CIK will advise CGF in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this
Section 6.11, a decline in net asset value per share of CIK due to declines in market values of securities in CIK's portfolio or the discharge of CIK liabilities will not constitute a material adverse change.

    6.12 TAX FILINGS. All federal and other tax returns and information reports of CIK required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of CIK's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of CIK have been adequately provided for on its books, and no tax deficiency or liability of CIK has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

    6.13 QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation, CIK has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

    6.14 FORM N-14. The Registration Statement, on the effective date of the Registration Statement, at the time of the shareholders' meetings referred to in
Section 6 of this Agreement and at the Effective Date, insofar as it relates to CIK (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this Section 4.13 shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by CGF for use in the Registration Statement.

    6.15  CAPITALIZATION.

    (a) All issued and outstanding shares of CIK (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. CIK does not have outstanding any options, warrants or other rights to subscribe for or purchase any CIK shares, nor is there outstanding any security convertible into, or exchangeable for, any CIK shares.

    (b) CIK is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

    6.16  ISSUANCE OF STOCK.

    (a) The offer and sale of the shares to be issued pursuant to this Agreement shall be in compliance with all applicable federal and state securities laws.

    (b) The CIK Shares to be issued and delivered to CGF, for the account of CGF's shareholders pursuant to the terms of this Agreement will at the Effective Date have been duly authorized and when so issued and delivered, will be duly and validly issued CIK Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof.


    (c) At or prior to the Effective Date, CIK shall have obtained any and all regulatory, director and shareholder approvals necessary to issue the CIK Shares.


    6.17 BOOKS AND RECORDS. The books and records of CIK made available to CGF are substantially true and correct and contain no material misstatements or omissions with respect to the operations of CIK.

7.  COVENANTS OF THE PARTIES

    7.1  SHAREHOLDERS' MEETINGS.

    (a) Each of the Parties shall hold a meeting of its respective shareholders for the purpose of considering the Reorganization as described herein, which meeting has been called by each Party for May 1, 2001, and any adjournments thereof.

    (b) Each of the Parties agrees to mail to each of its respective shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding the Reorganization, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

    7.2 OPERATIONS IN THE NORMAL COURSE. Each Party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and
(ii) in the case of CGF, preparing for its dissolution and deregistration, except that the distribution of dividends pursuant to Sections 7.11 and 8.9 of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 6.2.

    7.3 ARTICLES OF TRANSFER. The Parties agree that, as soon as practicable after satisfaction of all conditions to the Reorganization, they will jointly file executed Articles of Transfer with the Department and make all other filings or recordings required by Maryland law in connection with the Reorganization.

    7.4  REGULATORY FILINGS.

    (a) CGF undertakes that, if the Reorganization is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that CGF has ceased to operate as a registered investment company.

    (b) CIK will file the Registration Statement with the Securities and Exchange Commission ("SEC") and will use its best efforts to ensure that the Registration Statement becomes effective as promptly as practicable. CGF agrees to cooperate fully with CIK, and will furnish to CIK the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder and the state securities or blue sky laws.

    7.5 PRESERVATION OF ASSETS. CIK agrees that it has no plan or intention to sell or otherwise dispose of the assets of CGF to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

    7.6 TAX MATTERS. Each of the Parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. CIK agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of CGF for its final taxable year and for all prior taxable periods. Any information obtained under this Section 7.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, CIK shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by CGF with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this
Section 7.6, any expenses incurred by CIK (other than for payment of taxes) in excess of any accrual for such expenses by CGF in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by CIK.

    7.7 DELISTING, TERMINATION OF REGISTRATION AS AN INVESTMENT COMPANY. CGF agrees that the (i) delisting of the shares of CGF with the NYSE,
(ii) termination of its registration as a RIC and (iii) its dissolution under Maryland law will be effected in accordance with applicable law as soon as practicable following the Effective Date.

    7.8 TRANSFER TAXES. Any transfer taxes payable upon issuance of CIK Shares in a name other than the registered holder of shares of CGF on the books of CGF as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such CIK Shares are to be issued and transferred.

    7.9 REPORTING. Any reporting responsibility of CGF is and shall remain the responsibility of CGF up to and including the applicable Effective Date and such later dates on which CGF is terminated.

    7.10 SURRENDER OF CGF STOCK CERTIFICATES. With respect to any CGF shareholder holding certificates representing shares of CGF as of the Effective Date, and subject to CIK being informed thereof in writing by CGF, CIK will not permit such shareholder to receive new certificates evidencing ownership of CIK Shares until such shareholder has surrendered his or her outstanding certificates evidencing ownership of shares of CGF or, in the event of lost certificates, posted adequate bond. CGF will request its shareholders to surrender their outstanding certificates representing certificates of shares of CGF or post adequate bond therefor. Dividends payable to holders of record of CIK Shares as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of CGF shall be paid to such shareholder, without interest; however, such dividends shall not be paid unless and until such shareholder surrenders his or her stock certificates of CGF for exchange.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

    The obligations of CIK hereunder shall be subject to the following conditions:

    8.1  APPROVAL OF REORGANIZATION.  This Agreement shall have been approved by
(i) the affirmative vote of the holders of a majority of the shares of Common Stock of CGF issued and outstanding and entitled to vote thereon and (ii) the affirmative vote of a majority of the CIK Shares voted thereon, provided also that the votes cast represent at least a majority of the shares of Common Stock of CIK issued and outstanding and entitled to vote thereon; and CGF shall have delivered to CIK a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

    8.2 CERTIFICATES AND STATEMENTS BY CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.

    (a) CGF shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 2000, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (b) CGF shall have furnished to CIK a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

    (c) CGF shall have delivered to CIK a letter from PricewaterhouseCoopers LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 2000, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of CGF for the period covered thereby; and that for the period from December 31, 2000 to and including the Effective Date and for any taxable year ending upon the effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 2000, to and including the Effective Date and for any taxable year ending upon the Effective Date or that CGF would not continue to qualify as a RIC for federal income tax purposes.

    8.3 ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement, except as may have been previously disclosed to and accepted by CIK.

    8.4  LEGAL OPINIONS.


    (a) CIK shall have received an opinion of Willkie Farr & Gallagher, as counsel to CGF, in form and substance reasonably satisfactory to CIK and dated the Effective Date, to the effect that (i) CGF is a corporation duly organized and validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) CGF has the corporate power to carry on its business as presently conducted in accordance with the description thereof in CIK's Registration Statement, (iii) the Agreement has been duly authorized, executed and delivered by CGF and constitutes a valid and legally binding obligation of CGF, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iv) to such counsel's knowledge, no filing with, consent, approval, authorization or order of, any United States federal or Maryland state court or governmental authority is required for the consummation by CGF of the Reorganization, except such as may be required and have been made or obtained under the 1933 Act, the 1934 Act, the 1940 Act, the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required by state securities or blue sky laws; (v) the Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and with respect to CGF, the Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirement of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the SEC thereunder; (vi) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to CGF or other documents related to the Reorganization of a character required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required; (vii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of the Articles of Incorporation, as amended, the By-laws, as amended, or any agreement (known to such counsel) to which CGF is a party or by which CGF is bound; (viii) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against CGF; and (ix) all corporate actions required to be taken by CGF to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on behalf of CGF. Such counsel shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the Registration Statement or any amendment or supplement thereto with respect to CGF, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the Registration Statement and any amendment or supplement thereto with respect to CGF, the date of the meeting of CGF shareholders to approve the Reorganization and the Effective Date (1) the Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to CGF, and (2) the prospectus included in the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to CGF; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to CGF contained or incorporated by reference in the Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of CGF with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of CGF and on the opinion of Venable, Baetjer and Howard, LLP, as to matters of Maryland law.



    (b) CIK shall have received an opinion from Willkie Farr & Gallagher, as counsel to CGF, dated the Effective Date, to the effect that for federal income tax purposes (i) the Reorganization as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that CIK and CGF will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by CGF as a result of the Reorganization or upon the conversion of CGF shares to CIK Shares; (iii) no gain or loss will be recognized by CIK as a result of the Reorganization; (iv) no gain or loss will be recognized by the shareholders of CGF upon the conversion of their shares into CIK Shares except to the extent such shareholders are paid cash in lieu of fractional CIK Shares in the Reorganization; (v) the tax basis of CGF assets in the hands of CIK will be the same as the tax basis of such assets in the hands of CGF immediately prior to the consummation of the Reorganization; (vi) immediately after the Reorganization, the tax basis of CIK Shares received by each shareholder of CGF in the Reorganization (including that of fractional share interests purchased from such shareholder by the Surviving Fund) will be equal, in the aggregate, to the tax basis of the shares of CGF owned by such shareholder immediately prior to the Reorganization; (vii) a shareholder's holding period for CIK Shares (including that of fractional share interests purchased from such shareholder by the Surviving Fund) will be determined by including the period for which he or she held shares of CGF exchanged pursuant to the Reorganization, provided, that such shares of CGF were held as capital assets; (viii) CIK's holding period with respect to the CGF assets transferred will include the period for which such assets were held by CGF; and (ix) the payment of cash to a CGF shareholder in lieu of fractional CIK Shares will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed by CIK with the result that the CGF shareholder will have a capital gain or loss to the extent the cash distribution differs from such shareholder's basis allocable to the fractional shares, provided that the shares of CGF exchanged pursuant to the Reorganization were held as capital assets immediately prior to such exchange and that the shareholder's proportionate interest in CIK will be reduced as a result of such cash distribution.


    8.5 AUDITOR'S CONSENT AND CERTIFICATION. CIK shall have received from PricewaterhouseCoopers LLP a letter dated as of the effective date of the Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to CIK, to the effect that
(i) they are independent public auditors with respect to CGF within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements of CGF audited by PricewaterhouseCoopers LLP which are included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.


    8.6 LIMITATIONS ON ASSETS OR LIABILITIES. The assets or liabilities of CGF to be transferred to CIK shall not include any assets or liabilities which CIK, by reason of limitations in its investment objective and policies as in effect upon the consummation of the Reorganization or Articles of Incorporation, may not properly acquire or assume. CIK does not anticipate that there will be any such assets or liabilities but CIK will notify CGF if any do exist and will reimburse CGF for any reasonable transaction costs incurred by CGF for the liquidation of such assets and liabilities.


    8.7 EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of CIK, contemplated by the SEC.

    8.8  REGULATORY FILINGS.

    (a) CIK shall have received from the SEC such orders or interpretations as Willkie Farr & Gallagher, as counsel to CIK, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, PROVIDED, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.


    (b) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") relating to the transactions contemplated hereby shall have expired or been terminated.


    8.9 ADMINISTRATIVE RULINGS, PROCEEDINGS. The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act; and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of CGF or would prohibit the Reorganization.

    8.10 SATISFACTION OF CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. All proceedings taken by CGF and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to CIK.

    8.11 DIVIDENDS. Prior to the Effective Date, CGF shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

    8.12 CUSTODIAN'S CERTIFICATE. CGF's custodian shall have delivered to CIK a certificate identifying all of the assets of CGF held or maintained by such custodian as of the Valuation Time.

    8.13  BOOKS AND RECORDS.  CGF's transfer agent shall have provided to CIK
(i) the originals or true copies of all of the records of CGF in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of CGF outstanding as of the Valuation Time, and
(iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.

    The obligations of CGF hereunder shall be subject to the following conditions:

    9.1  APPROVAL OF REORGANIZATION.  This Agreement shall have been approved by
(i) the affirmative vote of the holders of a majority of the shares of Common Stock of CGF issued and outstanding and entitled to vote thereon and (ii) the affirmative vote of a majority of the CIK Shares voted thereon, provided also that the votes cast represent at least a majority of the shares of Common Stock of CIK issued and outstanding and entitled to vote thereon; and CIK shall have delivered to CGF a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

    9.2 CERTIFICATES AND STATEMENTS BY CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

    (a) CIK shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 2000, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (b) CIK shall have furnished to CGF a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

    (c) CIK shall have delivered to CGF a letter from PricewaterhouseCoopers LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 2000, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of CIK for the period covered thereby;

and that for the period from December 31, 2000 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 2000, to and including the Effective Date or that CIK would not continue to qualify as a RIC for federal income tax purposes.

    9.3 ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement, except as may have been previously disclosed to and accepted by CGF.

    9.4  LEGAL OPINIONS.


    (a) CGF shall have received an opinion of Willkie Farr & Gallagher, as counsel to CIK, in form and substance reasonably satisfactory to CGF and dated the Effective Date, to the effect that (i) CIK is a corporation duly organized and validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) CIK has the corporate power to carry on its business as presently conducted in accordance with the description thereof in CIK's Registration Statement; (iii) the Agreement has been duly authorized, executed and delivered by CIK, and constitutes a valid and legally binding obligation of CIK, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iv) to such counsel's knowledge, no filing with, consent, approval, authorization or order of, any United States federal or Maryland state court or governmental authority is required for the consummation by CIK of the Reorganization, except such as may be required and have been made or obtained under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required under state securities or blue sky laws; (v) the Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and, with respect to CIK, the Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the SEC thereunder; (vi) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to CIK or other documents related to the Reorganization of a character required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required; (vii) the execution and delivery of this Agreement does not, and the consummation of the Reorganizations will not, violate any material provision of the Articles of Incorporation, as amended, the By-laws, as amended, or any agreement (known to such counsel) to which CIK is a party or by which CIK is bound; (viii) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against CIK; and (ix) all corporate actions required to be taken by CIK to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on behalf of CIK. Such counsel shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the Registration Statement or any amendment or supplement thereto with respect to CIK the date of the meeting of CIK shareholders to approve the Reorganization and the Effective Date, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the Registration Statement and any amendment or supplement thereto, (1) the Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to CIK; and (2) the prospectus included in the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to CIK; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to CIK contained or incorporated by reference in the Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of CIK with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of CIK and on the opinion of Venable, Baetjer and Howard, LLP as to matters of Maryland law.


    (b) CGF shall have received an opinion from Willkie Farr & Gallagher and dated the Effective Date, to the effect that for federal income tax purposes
(i) the Reorganization as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that CIK and CGF will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by CGF as a result of the Reorganization or upon the conversion of the shares of CGF to CIK Shares; (iii) no gain or loss will be recognized by CIK as a result of the Reorganization; (iv) no gain or loss will be recognized by the shareholders of CGF upon the conversion of their shares into CIK Shares except to the extent such shareholders are paid cash in lieu of fractional CIK Shares in the Reorganization; (v) the tax basis of CGF assets in the hands of CIK will be the same as the tax basis of such assets in the hands of CGF immediately prior to the consummation of the Reorganization; (vi) immediately after the Reorganization, the tax basis of CIK Shares received by each shareholder of CGF in the Reorganization (including that of fractional share interests purchased from such shareholder by CIK) will be equal, in the aggregate, to the tax basis of the shares of CGF owned by such shareholder immediately prior to the Reorganization; (vii) a shareholder's holding period for CIK Shares (including that of fractional share interests purchased from such shareholder by CIK) will be determined by including the period for which he or she held the shares of CGF exchanged pursuant to the Reorganization, provided, that such shares of CGF were held as capital assets; (viii) CIK's holding period with respect to the CGF assets transferred will include the period for which such assets were held by CGF; and (ix) the payment of cash to a CGF shareholder in lieu of fractional CIK Shares will be treated as though the fractional CIK Shares were distributed as part of the Reorganization and then redeemed by CIK with the result that the CGF shareholder will have a capital gain or loss to the extent the cash distribution differs from such shareholder's basis allocable to the fractional CIK Shares, provided that the shares of CGF exchanged therefor pursuant to the Reorganization were held as capital assets immediately prior to such exchange and that the shareholder's proportionate interest in CIK will be reduced as a result of such cash distribution.

    9.5 AUDITOR'S CONSENT AND CERTIFICATION. CGF shall have received from PricewaterhouseCoopers LLP a letter dated as of the effective date of the Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to CGF, to the effect that
(i) they are independent public auditors with respect to CIK within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements of CIK audited by PricewaterhouseCoopers LLP which are included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

    9.6 EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of CGF, contemplated by the SEC.

    9.7  REGULATORY FILINGS.


    (a) CGF shall have received from the SEC such orders or interpretations as Willkie Farr & Gallagher, as counsel to CGF, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel or counsel to CIK shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect. Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.


    (b) The SEC shall not have issued an unfavorable advisory report under
Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under
Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of CGF or would prohibit the Reorganization.

    (c) CIK shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    9.8 SATISFACTION OF CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC. All proceedings taken by CIK and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to CGF.

10. PAYMENT OF EXPENSES

    10.1 ALLOCATION. All expenses incurred in connection with the Reorganization shall be allocated equally between CIK and CGF in the event the Reorganization is consummated. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, legal and accounting fees, SEC registration fees and NYSE listing fees. Neither of the Parties owes any broker's or finder's fees in connection with the transactions provided for herein.

11. COOPERATION FOLLOWING EFFECTIVE DATE

    In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification as described below). CGF acknowledges and agrees that from and after the Effective Date, CIK shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to CGF.

12. INDEMNIFICATION

    12.1  CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME
FUND, INC. CIK agrees to indemnify and hold harmless CGF and each of CGF's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which CGF or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by CIK of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    12.2 CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. CGF agrees to indemnify and hold harmless CIK and each of CIK's directors and officers from and against any and all losses, claims, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which CIK or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by CGF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

13. TERMINATION, POSTPONEMENT AND WAIVERS

    13.1 TERMINATION. Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption by the shareholders of each of the Parties) prior to the Effective Date, or the Effective Date may be postponed,
(i) by mutual agreement of the Parties' Board of Directors; (ii) by the Board of Directors of CIK if any of the obligations of CGF set forth in this Agreement has not been fulfilled or waived by such Board or if CGF has made a material and intentional misrepresentation herein or in connection herewith; or (iii) by the Board of Directors of CGF if any of the obligations of CIK set forth in this Agreement has not been fulfilled or waived by such Board or if CIK has made a material and intentional misrepresentation herein or in connection herewith.

    (a) If the transaction contemplated by this Agreement shall not have been consummated by September 30, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Parties.

    (b) In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the Parties or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

    13.2 WAIVER. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either CGF or CIK (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of the Fund, on behalf of which such action is taken.

    13.3  EXPIRATION OF REPRESENTATIONS AND WARRANTIES.

    (a) The respective representations and warranties contained in Articles 5 and 6 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither of the Parties nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director, agent or shareholder of the Parties against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

    (b) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Parties to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Parties, unless such terms and conditions shall result in a change in the method of computing the number of shares of CIK Shares to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Parties prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Parties call special meetings of shareholders at which such conditions so imposed shall be submitted for approval.

14. MISCELLANEOUS

    14.1 TRANSFER RESTRICTION. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), CIK shall cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

       THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to CIK's transfer agent with respect to such shares. CGF will provide CIK on the Effective Date with the name of any CGF Shareholder who is to the knowledge of CGF an affiliate of it on such date.

    14.2 MATERIAL PROVISIONS. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

    14.3 NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to CGF:


       Hal Liebes
       Senior Vice President
       Credit Suisse Asset Management
       Strategic Global Income Fund, Inc.
       466 Lexington Avenue
       New York, New York 10017


With copies to:

       Daniel Schloendorn, Esq.
       Willkie Farr & Gallagher
       787 Seventh Avenue
       New York, New York 10019


       Marco E. Adelfio, Esq.
       Morrison & Foerster LLP
       2000 Pennsylvania Avenue, N.W.
       Suite 5500
       Washington, D.C. 20006

If to CIK:


       Hal Liebes
       Senior Vice President
       Credit Suisse Asset Management Income Fund, Inc.
       466 Lexington Avenue
       New York, New York 10017


With copies to:

       Daniel Schloendorn, Esq.
       Willkie Farr & Gallagher
       787 Seventh Avenue
       New York, New York 10019


       Marco E. Adelfio, Esq.
       Morrison & Foerster LLP
       2000 Pennsylvania Avenue, N.W.
       Suite 5500
       Washington, D.C. 20006


Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

    14.4 AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of CGF and CIK; provided, however, that following the meeting of CGF and CIK shareholders to approve the Reorganization, no such amendment may have the effect of changing the provisions for determining the number of CIK shares to be issued to CGF shareholders under this Agreement to the detriment of such shareholders without their further approval.

    14.5 HEADINGS. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.7 ENFORCEABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

    14.8 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Parties and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.9 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

    IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                                        CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

                                        By:      /s/ Michael Pignataro
                                                 --------------------------------------------
                                        Name:  Michael A. Pignataro
                                        Title:   Vice President and Secretary

                                        Attest:  /s/ Maxine Evertz
                                                 --------------------------------------------
                                        Name:  Maxine C. Evertz
                                        Title:   Assistant Secretary

                                        CREDIT SUISSE ASSET MANAGEMENT
                                        STRATEGIC GLOBAL INCOME FUND, INC.

                                        By:      /s/ Hal Liebes
                                                 --------------------------------------------
                                        Name:  Hal Liebes
                                        Title:   Senior Vice President

                                        Attest:  /s/ Michael Pignataro
                                                 -------------------------------------
                                        Name:  Michael A. Pignataro
                                        Title:   Vice President and Secretary

                                   EXHIBIT B

                                    FORM OF

                     NEW CSAM INVESTMENT ADVISORY AGREEMENT

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

                     RESTATED INVESTMENT ADVISORY AGREEMENT


    AGREEMENT, made as of the   th day of        , 2001 between Credit Suisse
Asset Management Income Fund, Inc., a Maryland corporation (the "Fund"), and Credit Suisse Asset Management, LLC, a Delaware limited liability company (the "Adviser").


                              W I T N E S S E T H

    WHEREAS, the Fund is a diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of June 13, 1995 (the "Investment Advisory Agreement");

    WHEREAS, following changes in the respective name of the Fund and of the Adviser, the parties executed an Addendum dated as of February 7, 2000 to amend the Investment Advisory Agreement to properly reflect the name of the Fund and the entity that is providing investment advisory services to the Fund;

    WHEREAS, the Adviser and the Fund have recently moved to new offices at 466 Lexington avenue, New York; and

    WHEREAS, the parties now wish to restate the Investment Advisory Agreement for the sole purposes of incorporating the changes made by the Addendum and properly reflecting the business address of the Adviser and the Fund and to make certain other ministerial changes.

    NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

    1. The Fund hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2. Subject to the supervision of the Board of Directors of the Fund, the Adviser will manage the portfolio of securities and investments (including cash) belonging to the Fund including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (as defined in paragraph 4(f) of this Agreement) and subject to the following understandings:

        (a) The Adviser shall furnish a continuous investment program for the Fund and in so doing shall determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

        (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement;

        (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, the Bylaws and Prospectus of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

        (d) The Adviser shall determine the securities to be purchased or sold by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and/or dealers the Adviser intends to seek the best available price and execution for purchases and sales; the Adviser shall also determine whether or not the Fund shall enter into repurchase or reverse repurchase agreements;

        On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and, if applicable, to such other customers;

        (e) The Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Fund's Board of Directors such periodic and special reports as the Board of Directors may reasonably request;

        (f) The Adviser shall provide the Fund's Custodian as required with information relating to all transactions concerning the assets belonging to the Fund, except purchases of and any sales of the Fund's Common Stock ("Fund Shares"); and

        (g) The investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

    3. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best available price and execution, except as prescribed herein. Unless and until otherwise directed by the Board of Directors of the Fund, the Adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise.

    4. The Fund has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

        (a) Articles of Incorporation of the Fund, filed with the Department of Assessments and Taxation of the State of Maryland on February 11, 1987 (such Articles of Incorporation, as presently in effect and as amended from time to time, being herein called the "Articles of Incorporation");

        (b) Bylaws of the Fund (such Bylaws, as presently in effect and as amended from time to time, being herein called the "Bylaws");

        (c) Certified resolutions of the Board of Directors of the Fund authorizing the appointment of the Adviser and approving the form of this Agreement;


        (d) Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (No. 33-56526) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") on March 2, 2001 relating to the Fund and the Fund Shares, and all amendments thereto;


        (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission on February 13, 1987 and all amendments thereto; and

        (f) Prospectus of the Fund dated March 28, 2001 (such prospectus being herein called the "Prospectus").


    5. The Adviser shall authorize and permit any of its partners, agents and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such partners, agents or employees of the Adviser.

    6. The Adviser shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2(e) of this Agreement. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by Rule 31a-1 of the Commission under the 1940 Act.

    7. During the term of this Agreement the Adviser will pay all expenses (including without limitation the compensation of all its partners, agents and employees serving as directors or officers of the Fund pursuant to paragraph 5 of this Agreement) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).


    8. For the services provided and the expenses borne pursuant to this Agreement, the Fund will pay to the Adviser as full compensation therefor a fee, computed weekly and payable quarterly, at an annual rate equal to 0.50% per annum of the Average Weekly Base Amount (as defined below). This fee for each quarter will be paid to the Adviser during the month succeeding such quarter. For purposes of this agreement, "Average Weekly Base Amount" shall mean for any quarter, the average of the lesser of (A) "Market Value" of the Fund's outstanding shares and (B) the Fund's net assets, in each case determined as of the last trading day for each week during that quarter. "Market value" of the Fund's outstanding shares will be determined as follows:



        (a) if the Fund's shares are listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the exchange or market on which they are principally traded, on the valuation date; if there is no sale on the valuation date, the shares shall be valued at the mean between the closing bid and asked price;



        (b) if the Fund's shares are traded over-the-counter but are not listed or traded on any national securities exchange or on the Nasdaq National market, the shares shall be valued at the last sale price on the valuation date or, if no sale occurs on that date, at the last bid price; or



        (c) if the Fund's shares are not listed or traded on any recognized securities market or over-the-counter, the shares shall be deemed to have the same value as the underlying net assets of the fund as of the valuation date.



    Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Registration Statement as from time to time in effect.


    9. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.


    10. This Agreement shall become effective on the date hereof. Upon becoming effective, this Agreement shall remain in effect for an initial two-year term and shall continue in effect from year to year thereafter if such continuance is approved at least annually by (a) a majority of the outstanding voting securities (as defined in the 1940 Act) or by vote of the Fund's Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).


    11. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    12. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

    13. Notices of any kind to be given to the Adviser by the Fund shall be in writing and shall be duly given if mailed or delivered to the Adviser at 466 Lexington Avenue, 16th Floor, New York, New York 10017, Attention: Chief Executive Officer, with a copy to: General Counsel or at such other address or to such other individual as shall be specified by the Adviser to the Fund in accordance with this paragraph 13. Notices of any kind to be given to the Fund by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Fund at Credit Suisse Asset Management Income Fund, Inc., 466 Lexington Avenue, 16th Floor, New York, New York 10017, Attention: Chairman, with a copy to: Senior Vice President or at such other address or to such other individual as shall be specified by the Fund to the Adviser in accordance with this paragraph 13. The Adviser agrees to notify the Fund of any change in its membership within a reasonable time of such change.

    14. The Fund agrees that if this Agreement is terminated and the Adviser shall no longer be the adviser to the Fund, the Fund will, within a reasonable period of time, change its name to delete reference to "Credit Suisse Asset Management".

    15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    16. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          CREDIT SUISSE ASSET MANAGEMENT INCOME
                                          FUND, INC.

                                          By:
                                          --------------------------------------

                                          CREDIT SUISSE ASSET MANAGEMENT, LLC

                                          By:
                                          --------------------------------------

                                                                      APPENDIX A

                             CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category: the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATE AND MUNICIPAL BOND RATINGS

    AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA -- An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation. Obligations rated BB, B, CCC and CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC -- An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

    C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D -- An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or minus (-) -- The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                                                      APPENDIX B

                            AUDIT COMMITTEE CHARTER
                             CSAM CLOSED-END FUNDS

ORGANIZATION

    The members of the Audit Committee of the Board of Directors ("Directors") of each CSAM-advised closed-end registered investment company (each a "Fund" and together, the "Funds") are selected by the full Board of Directors of the relevant Fund. The members of the Audit Committee shall consist of not less than three persons (except as otherwise provided below), all of whom are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund and who are "independent" within the meaning of the audit committee rules of any securities exchange on which the Fund's shares are listed for trading. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Any Fund that currently has less than three members on its Audit Committee must have three members not later than June 14, 2001. Thereafter, if the number of members on a Fund's Audit Committee falls below three, such Fund shall fill any vacancies within 90 days.

STATEMENT OF POLICY

    Each Fund's Audit Committee oversees the financial reporting process for that Fund. A Fund's Board and its Audit Committee recognize that they are the shareholders' representatives, that the auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Board of Directors and the Audit Committee have the authority and responsibility to select, evaluate and, where appropriate, recommend to shareholders the selection or replacement of the outside auditors.

    Each Fund's Audit Committee shall monitor the process for the Funds' valuation of portfolio assets. This is key to providing shareholders and regulators adequate, meaningful information for decision making. Members of each Fund's Audit Committee must have a general understanding regarding the accounting process and the control structure in place for each Fund. Open communication with management and the independent auditors is essential.

    This Charter shall be reviewed annually by the Board of each Fund.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

    In order to provide reasonable flexibility, the following listed Committee responsibilities are described in broad terms:

    - The Audit Committee's role is clearly one of oversight and review and not of direct management of the audit process. Each Fund's Board and Audit Committee recognize that the outside auditors are ultimately accountable to the Board and the Audit Committee.

    - The Audit Committee members are responsible for a general understanding of the subject Fund's accounting systems and controls.

    - Committee members shall periodically evaluate the independent audit firm's performance and the costs of its services. The Audit Committee will make recommendations to the full Board of Directors regarding the selection of the independent audit firm. The Committee shall request from the independent auditors periodically a formal written statement
      (1) delineating all relationships between the auditors and the Fund, its investment adviser and their corporate affiliates and including disclosures regarding the auditors' independence required by

      Independence Standards Board Standard No. 1, as may be modified or supplemented, and (2) certifying that, in the view of the auditors, they are independent public accountants with respect to the Fund within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee is responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and for recommending that the full Board take appropriate steps, if any, in response to the auditors' response to satisfy itself of the independence of the auditors.

    - Each Fund's Audit Committee is responsible for reviewing the scope of the audit proposed by the Fund's independent auditors.

    - Each Fund's Audit Committee is responsible for recording minutes of its meetings and reporting significant matters to the full Board of Directors. The Audit Committee shall meet no less frequently than annually and receive information (as necessary) from, among others, the general counsel of Credit Suisse Asset Management, LLC and Fund counsel, in addition to the auditors, in order to be informed about legal and accounting issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

    - Each Fund's Audit Committee is responsible for (i) reviewing and discussing with management and the auditors the Fund's audited financial statements; and (ii) discussing with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee shall confirm that the independent auditors are satisfied with the disclosure and content of the Fund's audited financial statements and shall advise the Board of Directors with respect to its recommendation as to the inclusion of the Fund's audited financial statements in its Annual Report to Shareholders.

    - In reviewing the activities of the independent auditors, each Fund's Audit Committee shall consider the auditors' comments with respect to the appropriateness and adequacy of the Fund's accounting policies, procedures and principles.

    - The Audit Committee should take appropriate steps to keep apprised of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

    - The Audit Committee of each Fund shall review and reassess the adequacy of this Charter on an annual basis.

                 PROXY CARD FOR CREDIT SUISSE ASSET MANAGEMENT

                               INCOME FUND, INC.

                         CREDIT SUISSE ASSET MANAGEMENT
                                INCOME FUND, INC.

                                      PROXY

P
R
O
X
Y

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them severally to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments or postponements thereof, all shares of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on Tuesday, May 1, 2001, and at any adjournments or postponements thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

----------------                                                ----------------
SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE
----------------                                                ----------------

-----------------
VOTE BY TELEPHONE
-----------------

It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).

-----------------------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER 1-877-PRX-VOTE (1-877-779-8683).

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE RECORDED INSTRUCTIONS.
-----------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

----------------
VOTE BY INTERNET
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

-----------------------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2. GO TO THE WEBSITE http://www.eproxyvote.com/cik

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE INSTRUCTIONS PROVIDED.
-----------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/cik anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


|X| Please mark votes as in this example

The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, and "FOR" the nominees in Proposal 3. If no direction is made, this proxy will be voted in favor of the Fund's nominees for election as Directors and for Proposals 1 and 2.

1. To approve the Agreement and Plan of Reorganization dated as of March 27, 2001 between Credit Suisse Asset Management Strategic Global Income Fund, Inc ("CGF") and the Fund whereby (i) the Fund would acquire all the assets and liabilities of CGF, (ii) the Fund would issue Fund shares to CGF in exchange therefor, (iii) such Fund shares would be distributed to shareholders of CGF in liquidation of CGF, and (iv) CGF would subsequently be dissolved under Maryland law and de-registered under the Investment Company Act of 1940.

      FOR                   AGAINST                     ABSTAIN
      |_|                     |_|                         |_|

2. To approve a new investment advisory agreement with Credit Suisse Asset Management, LLC.

      FOR                   AGAINST                     ABSTAIN
      |_|                     |_|                         |_|

3.    Election of the following nominees as Directors:

      Nominees: Enrique R. Arzac
                Lawrence J. Fox
                James S. Pasman
                William W. Priest, Jr.
                James P. McCaughan

                      FOR
                      ALL

|_| NOMINEES LISTED ABOVE (except as marked to the contrary above)

|_| WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE



(Instruction: To withhold authority for any individual nominee, strike a line through such individual's name above.)

               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

When shares are held by joint tenants, both should sign.

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                                 Date:
          --------------------------------      -------------------------

Signature:                                 Date:
          --------------------------------      -------------------------

                  PROXY CARD FOR CREDIT SUISSE ASSET MANAGEMENT

                       STRATEGIC GLOBAL INCOME FUND, INC.

                         CREDIT SUISSE ASSET MANAGEMENT

                       STRATEGIC GLOBAL INCOME FUND, INC.

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

P
R
O
X
Y

The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them severally to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments or postponements thereof, all shares of Credit Suisse Asset Management Strategic Global Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the special meeting of shareholders to be held on Tuesday, May 1, 2001, and at any adjournments or postponements thereof.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

----------------                                                ----------------
SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE
----------------                                                ----------------

-----------------
VOTE BY TELEPHONE
-----------------

It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).

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|X| Please mark votes as in this example

The Board of Directors recommends a vote "FOR" Proposal 1. If no direction is made, this proxy will be voted for Proposal 1.

1. To approve the Agreement and Plan of Reorganization dated as of March 27, 2001 between the Fund and Credit Suisse Asset Management Income Fund, Inc. ("CIK") whereby (i) CIK would acquire all the assets and liabilities of the Fund, (ii) CIK would issue CIK shares to the Fund in exchange therefor, (iii) such CIK shares would be distributed to shareholders of the Fund in liquidation of the Fund, and (iv) the Fund would subsequently be dissolved under Maryland law and de-registered under the Investment Company Act od 1940.

      FOR                   AGAINST                     ABSTAIN
      |_|                     |_|                         |_|

               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder

When shares are held by joint tenants, both should sign.

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                          Date:
          --------------------           -------

Signature:                          Date:
          --------------------           -------

                                     PART B

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

        CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                ACQUISITION OF THE ASSETS OF CREDIT SUISSE ASSET
                  MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.
                        466 LEXINGTON AVENUE, 16th FLOOR
                               NEW YORK, NY 10017
                                 (212) 875-3500

                        By and In Exchange for Shares of

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                        466 LEXINGTON AVENUE, 16th FLOOR
                               NEW YORK, NY 10017
                                 (212) 875-3500

      This Statement of Additional Information, or SAI, relates specifically to the proposed reorganization (the "Reorganization") of Credit Suisse Asset Management Strategic Global Income Fund, Inc. into Credit Suisse Asset Management Income Fund, Inc. in accordance with the General Corporation Law of the State of Maryland. Credit Suisse Asset Management Strategic Global Income Fund is sometimes referred to in this SAI as "CGF," Credit Suisse Asset Management Income Fund is sometimes referred to in this SAI as "CIK" or, following consummation of the Reorganization, as the "Surviving Fund," and CGF and CIK are sometimes collectively referred to as the "Funds" and individually, as the context may require, as the "Fund."

      This Statement of Additional Information consists of this cover page, the information contained herein, and the following documents, each of which has been filed electronically and is incorporated by reference herein:

            o The audited financial statements, notes to the audited financial statements and report of the independent public accountants for CGF for the fiscal year ended December 31, 2000 included in that Fund's Annual Report to Shareholders; and

            o The audited financial statements, notes to the audited financial statements and report of the independent public accountants for CIK for the fiscal year ended December 31, 2000 included in that Fund's Annual Report to Shareholders.

      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated March 28, 2001, relating to the Reorganization. This Statement of Additional Information does not include all information that you should consider before investing in either Fund, and you should obtain and read the Proxy Statement/Prospectus prior to doing so. A copy of the Proxy Statement/Prospectus may be obtained without charge by writing to Georgeson Shareholder Communications at 17 State Street, 16th Floor, New York, New York 10004 or by calling 1-(800) 223-2064.

      The Proxy Statement/Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. You may obtain the registration statement from the Securities and Exchange Commission upon payment of the fee prescribed, or inspect it at the Securities and Exchange Commission's office at no charge.

      This Statement of Additional Information is dated March 28, 2001.

                                TABLE OF CONTENTS

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.............................1

INVESTMENT RESTRICTIONS.....................................................10

MANAGEMENT OF THE FUNDS.....................................................13

PORTFOLIO TRANSACTIONS......................................................15

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN................................16

TAXATION....................................................................22

FINANCIAL STATEMENTS........................................................28

PRO FORMA FINANCIAL STATEMENTS..............................................28

                               GENERAL INFORMATION

      CIK changed its name from CS First Boston Income Fund, Inc. to BEA Income Fund, Inc. in August 1995 and to Credit Suisse Asset Management Income Fund, Inc. in May 1999. CGF changed its name from CS First Boston Strategic Income Fund, Inc. to BEA Strategic Income Fund, Inc. in August 1995, to BEA Strategic Global Income Fund, Inc. in June of 1997, and to Credit Suisse Asset Management Strategic Global Income Fund, Inc. in May 1999.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

Organization

      CGF and CIK are both closed-end, diversified management investment companies registered under the Investment Company Act. Both Funds are organized as corporations under the laws of the State of Maryland. Each Fund is managed and advised by CSAM. The shares of common stock of each Fund are listed and trade on the NYSE. After the Reorganization, CGF's shares will be delisted and CGF be liquidated.

      The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of the Fund's shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although currently the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below.

Investment Objectives

      The investment objective of CGF is high current income consistent with the preservation of capital. CGF seeks to achieve this objective by investing in higher yielding U.S. and foreign fixed-income securities, with an emphasis on U.S. high yield (junk bonds) and emerging market securities. CIK's investment objective is current income consistent with the preservation of capital. CIK seeks to achieve this objective by investing primarily in fixed-income securities, such as bonds, debentures and preferred stocks. CIK's investment portfolio is not managed for capital appreciation. No assurance can be given that the investment objective of either Fund will be achieved.

Investment Policies

      CGF must invest at least 65% of its total assets in income-producing securities. CSAM expects that substantially all of CGF's assets will be invested in income-producing securities. Under normal circumstances, CIK invests at least 75% of its assets in fixed-income securities.

      CGF may invest up to 35% of its net assets in the securities of issuers located in the emerging markets. In February 2001, the Board of Directors of CIK adopted this non-fundamental investment policy after determining that it could enhance CIK's ability to achieve its investment objective.

      Neither Funds' investments are subject to a rating quality limitation. Accordingly, each may invest a substantial portion of its assets in securities rated below investment grade by a nationally recognized rating service or unrated but in CSAM's opinion of comparable quality.

Recent Repositioning of CIK and CGF's Investment Portfolio

      CIK historically has pursued its investment objective by investing principally in high yield fixed income securities of domestic issuers, while investing a relatively small percentage of its net assets in investment-grade debt securities (approximately 15% before the recent portfolio repositioning). CGF has pursued its investment objective by investing not less than 65% of its net assets in domestic high yield securities, and up to 35% of its net assets in emerging markets debt. In February 2001, the Board of Directors of CIK adopted a policy with respect to investments in emerging market debt similar to that of CGF and accepted a recommendation from the investment advisor to partially reposition its portfolio. As a result, CIK has liquidated its investment-grade debt securities portfolio and re-deployed those assets (up to 15% of the Fund's net assets) in emerging market debt securities. In addition, following a recommendation by the investment advisor, CGF has reduced the percentage of its net assets invested in emerging markets debt to 15% from approximately 35%.

      The decision to reposition CIK's portfolio was based on a number of considerations, including CSAM's advice to the CIK Board that:

            o during the last several years emerging markets debt has matured considerably as a separate asset class,

            o emerging markets debt is generally not highly correlated with domestic high yield debt and thus under current market conditions the combination of the two Funds should result in a less volatile portfolio than one investing solely in domestic high yield securities, and

            o the repositioning should enhance the overall yield on CIK's portfolio, and thus enable the Board to give consideration to an increase in CIK's dividend rate at some point in the future.

      The decision to increase CGF's exposure to U.S. high yield fixed-income securities was based on CSAM's advice to the CGF Board that the spreads over investment grade debt afforded by emerging market debt have narrowed, while at present comparable spreads for domestic high yield fixed income securities have remained high.

      The repositioning and the Reorganization are separate transactions and none is conditional upon the other. The repositioning was completed in March 2001 and, as a result, the Funds now have a substantially similar investment mix, which may be expected to facilitate the completion of the
Reorganization: approximately 85% of their respective nets assets is invested in U.S. high yield fixed-income securities and 15% is invested in fixed-income securities of issuers located in the emerging markets.

      For a more detailed description of each Fund's investment portfolio, see "Proposal 1 (Both Funds): Approval of the Agreement and Plan of Reorganization pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF -- Comparison of Investment Objectives and Policies" in the Proxy
Statement/Prospectus.

Investment Techniques

      U.S. Fixed-Income Securities

      High Yield Fixed-Income Securities. The Funds invest primarily in higher yielding, lower rated U.S. corporate fixed income securities, including debt securities, convertible securities and preferred stocks. They may also invest in securities rated single A or higher by Moody's or by Standard & Poor's and unrated corporate fixed-income securities when CSAM determines that such securities are offering high yields in relation to risk due to current market or other conditions. CIK historically invested a small percentage of its net assets in investment-grade rated debt securities (not in excess of approximately 15% of net assets during the two years ending December 31, 2000). CGF has focused almost exclusively on below-investment grade debt securities. CSAM expects that the Surviving Fund will continue this focus for the foreseeable future.

      Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Baa or lower by Moody's or BBB or lower by Standard & Poor's. The Funds may invest in any security which is rated by Moody's or by Standard & Poor's or in any unrated security which CSAM determines is of suitable quality. However, substantially all of the securities in which the Funds invest will be in the lower-rated categories. Lower-rated securities generally provide yields superior to those of more highly-rated securities, but involve greater risks and are speculative in nature. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by Standard & Poor's are considered to be of poor standing and predominantly speculative. The rating services' descriptions of these rating categories, including the speculating characteristics of the lower categories, are set forth in Appendix A to the Proxy Statement/Prospectus.

      Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although CSAM considers security ratings when making investment decisions for high yield securities, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. CSAM's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

      CSAM bases its investment decisions in high yield securities on the results of issuer and security-specific credit analysis. CSAM evaluates each issuer's rating, cash flow, financial structure and business risk. CSAM takes into account, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. CSAM evaluates the covenants of each security and pursues a strategy of broad issuer and industry diversification.

      U.S. Government Fixed-Income Securities. The Funds may invest in U.S. government securities and may engage in options, futures contracts and repurchase transactions with respect to such securities. U.S. government securities refers to debt securities issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. These securities may or may not be supported by the full faith and credit of the United States.

      Depending on market conditions, the Funds may invest a substantial portion of their assets in mortgage-backed securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled payments of principal. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.

      Mortgage securities that are government securities include the securities of GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA").

Each of these agencies issue mortgage pass-through securities. Pass-through securities are bonds backed by pools of mortgages. These securities include mortgage pass-through Certificates, collateralized mortgage obligations, including real estate investment conduits as authorized under the Internal Revenue Code of 1986, as amended ("CMO's"), and mortgage-backed bonds. Mortgage-related securities may also be issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue the securities), with the underlying securities being U.S. Government securities or non-U.S. government issued securities. Mortgage-related securities issued by financial institutions (or separate trusts or affiliates of such institutions), even where backed by U.S. Government securities, are not considered U.S. Government securities and have a different set of risks and features.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts and principal payments at maturity or specified call dates. Instead, mortgage-related securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive timely payment of all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

      A CMO series is made up of a group of bonds that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds in the series. Each class of bonds in the series may have a different maturity than the other classes of bonds in the series, bear a different coupon and have a different priority in receiving payments. The different maturities come from the fact that all principal payments, both regular principal payments as well as any prepayment of principal, are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class, with the greatest impact on those classes with the shortest maturities. Similarly, should the rate of prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series, the classes having proportionally greater interests in principal repayments generally would be more affected by an acceleration (or slowing) in the rate of prepayments. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage pass-through certificates) or on a modified basis (as with CMO's). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

      To the extent that the Funds invest in the mortgage market, CSAM evaluates relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends.

      Non U.S. Dollar Denominated Fixed-Income Securities; Fixed-Income Securities of Foreign Issuers

      CGF invests in debt obligations and other fixed income securities denominated in U.S. dollars, non-U.S. currencies or composite currencies including:

            o debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities

            o     debt obligations of supranational entities

            o debt obligations of the U.S. government issued in non-dollar denominated securities

            o dollar and non-dollar denominated debt obligations and other fixed-income securities of foreign and U.S. corporate issuers

      Each Fund may invest up to 35% of its net assets in the securities of issuers located in the emerging markets. CIK has a fundamental policy not to invest more than 5% of the value of its total assets in securities denominated in a currency other than the U.S. dollar. As CGF's investments in the securities of issuers located in the emerging markets consist predominantly of U.S. dollar-denominated fixed-income securities, CSAM does not expect that this policy will impair to any material extent CIK's ability to invest in those markets going forward.

      In making these investments CSAM considers the relative growth and inflation rates of different countries. CSAM considers expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. CSAM further evaluates, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

      In the past, during periods of falling U.S. exchange rates, yields available from securities denominated in foreign currencies have often been higher, in U.S. dollar terms, than those of securities denominated in U.S. dollars. CSAM considers expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies. The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

Other Investment Techniques

      To enhance return as market opportunities arise, the Funds may use the following investment techniques.

      Repurchase Agreements

      The Funds may invest in repurchase agreements collateralized by U.S. government securities, certificates of deposit and certain bankers' acceptances for the purpose of realizing additional income. Repurchase agreements are transactions by which the Funds purchase a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Use of repurchase agreements can permit the Funds to keep their assets at work while retaining short-term flexibility in pursuit of investments of a longer-term nature. CSAM will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

      Securities Lending

      The Funds may lend their portfolio securities to banks, brokers, dealers and other financial institutions who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their portfolio securities, the Funds attempt to increase their income through the receipt of interest on the loan. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Funds.

      The Funds may lend their portfolio securities so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the Securities and Exchange Commission. The Funds will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33-1/3% of the value of their total assets. Loan arrangements made by the Funds will comply with all other applicable regulatory requirements, including, if applicable, those of the rules of the NYSE.

      CSAM will consider all relevant facts and circumstances, including the creditworthiness of the borrower, in making decisions about the lending of securities, subject to review by the board of directors of the lending Fund. The creditworthiness of such bank, broker, dealer or other financial institution will be monitored by CSAM during the time any securities are loaned. Voting rights, if any, may pass with the loaned securities. If a material event were to occur affecting an investment on loan, however, the loan must be called and the securities voted by the Fund.

      Short Sales

      Each Fund may engage in short sales (the sale of a security that it does not own), but only when it ows an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and only if not more than 5% of the Fund's net assets is held as collateral for the sales of such Fund at any one time.

      Options on U.S. Government Securities

      The Funds may seek to increase their current income by writing covered call or put options with respect to some or all of the U.S. government securities held in their portfolios. In addition, the Funds may at times, through the writing and purchase of options on U.S. government securities, seek to reduce fluctuations in net asset value by hedging against a decline in the value of their U.S. government securities or an increase in the price of securities which the Funds plan to purchase.

      Significant option writing opportunities generally exist only with respect to longer term U.S. government securities. The Funds may only write covered options, which means that, so long as the Funds are obligated as the writer of a call option, they will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Funds will maintain short term U.S. government securities with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same security.

      The Funds receive a premium from writing a put or call option, which increases return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of premium reflects, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The Funds may terminate an option that they have written prior to its expiration by entering into a closing purchase transaction in which they purchase an option having the same terms as the option written. The Funds realize a profit or loss from a transaction if the cost of the transaction is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security.

      The Funds may purchase put options on U.S. government securities to protect their portfolio holdings in an underlying security against a substantial decline in market value. Such hedge protection is provided during the life of the put option since the Funds, as holders of the put option, are able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

      The Funds may purchase call options on U.S. government securities to hedge against an increase in prices of securities that the Funds ultimately want to buy. Such hedge protection is provided during the life of the call option since the Funds, as holders of the option, are able to buy the underlying security at the exercise price regardless of any increase in such security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

      Neither Fund will purchase put and call options if as a result more than 5% of the value of its total assets would at the time be invested in such options.

      Interest Rate Futures and Related Options

      The Funds may enter into interest rate futures contracts to purchase or sell U.S. government securities or other interest rate-sensitive instruments and options thereon that are traded on U.S. futures exchanges. When the Funds attempt to hedge their portfolio by selling an interest rate futures contract, purchasing a put option thereon, or writing a call option thereon, they will own an amount of U.S. government securities corresponding to the open futures or option position thereby ensuring that the position is unleveraged. The Funds only intend to engage in futures contracts or options for bona fide hedging purposes. In accordance with the current rules of the Commodity Futures Trading Commission, neither Fund will enter into any interest rate futures contract or option thereon if, immediately thereafter, the aggregate initial margin and premiums paid for all existing futures contracts and options thereon not entered into for bona fide hedging purposes would exceed 5% of its total assets. Positions in interest rate futures contracts may be closed out only on the exchange where the contract was made (or on a linked exchange). The Funds intend to purchase or sell interest rate futures contracts only on exchanges, boards of trade or trading facilities where there appears to be an active market for such contracts.

      Interest rate futures contracts are contracts that obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of the underlying financial instrument. However, some interest rate futures contracts provide for settlement in cash rather than by delivery of the securities underlying the contract. Interest rate futures contracts are currently available on several types of fixed income securities, including U.S. Treasury Bonds, U.S. Treasury Notes and GNMA securities on The Chicago Board of Trade, and on U.S. Treasury Bills on the International Monetary Market Division of The Chicago Mercantile Exchange.

      A call option for a futures contract gives the purchaser, in return for a premium paid, the right to buy the futures contract underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying futures contract against payment of the exercise price. A put option for a futures contract gives the purchaser, in return for a premium, the right to sell the underlying futures contract at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying futures contract upon demand at the exercise price.

      In contrast to the purchase or sale of a security, the full purchase price of the futures contract is not paid or received by the Funds upon its purchase or sale. Instead, the Funds will deposit in a segregated custodial account as initial margin an amount of cash or U.S. Treasury bills equal to approximately 5% of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market." For example, when the Funds have purchased an interest rate futures contract and the price of the underlying security has risen, that position will have increased in value and the Funds will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Funds have purchased an interest rate futures contract and the price of the underlying security has declined, the position would be less valuable and the Funds would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Funds may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Funds, and the Funds realize a loss or gain. No assurance can be given that the Funds will be able to take an opposite position.

      The purpose of selling an interest rate futures contract is to protect a portfolio from fluctuations in asset value resulting from interest rate changes. Selling a futures contract has an effect similar to selling portfolio securities. If interest rates were to increase, the value of the securities in the portfolio would decline, but the value of the Funds' futures contracts would increase, thereby keeping the net asset value of the Funds from declining as much as it otherwise might have. In this way, selling futures contracts acts as a hedge against the effects of rising interest rates. However, a decline in interest rates resulting in an increase in the value of portfolio securities tends to be offset by a decrease in the value of the corresponding futures contracts.

      Similarly, when interest rates are expected to decline, futures contracts may be purchased to hedge against anticipated subsequent purchases of portfolio securities at higher prices. By buying futures, the Funds could effectively hedge against an increase in the price of the securities it intends to purchase at a later date in order to permit the purchase to be effected in an orderly manner. At that time, the futures contracts could be liquidated at a profit if rates had in fact declined as expected, and the Funds' cash position could be used to purchase securities.

      Although most interest rate futures contracts call for making or taking delivery of the underlying securities, these obligations are typically canceled or closed out before the scheduled settlement date. The closing is accomplished by purchasing (or selling) an identical futures contract to offset a short (or long) position. Such an offsetting transaction cancels the contractual obligations established by the original futures transaction. If the price of an offsetting futures transaction varies from the price of the original futures transaction, the Funds will realize a gain or loss corresponding to the difference. That gain or loss will tend to offset the unrealized loss or gain on the hedged securities transaction, but may not always or completely do so.

      The selection of futures and options strategies requires skills different from those needed to select portfolio securities; however, CSAM does have experience in the use of futures and options.

      Restricted and Illiquid Securities

      Each Fund may invest up to 10% of its total assets in securities that are not readily marketable. These include securities which are not registered under the Securities Act and not publicly traded. Restricted and illiquid securities are purchased in placements from the issuer or in the secondary market. The purchase of these securities will depend on their relative attractiveness as compared to securities that have been publicly offered.

      Restricted and illiquid securities have frequently resulted in higher yields and restrictive covenants providing greater protection for the purchaser, such as longer call or refunding protection, than typically would be available with publicly offered securities of the same type. An issuer is often willing to create more attractive features in its securities issued privately, because it has avoided the expense and delay involved in a public offering of its securities. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. At certain times adverse conditions in the public securities markets may preclude a public offering of an issuer's securities.

      These securities can only be resold to certain categories of purchasers, including qualified institutional buyers, and are usually considered less liquid than publicly-traded securities, which means that the Funds may take longer to liquidate them than would be the case for publicly-traded securities.

      Foreign Currency Exchange Transactions

      The Funds may engage in foreign currency exchange transactions to protect against changes in future exchange rates. The Funds will only engage in foreign currency exchange transactions for transaction hedging (in connection with the purchase or sale of portfolio securities) or position hedging (to protect the value of a specific portfolio position). The Funds may engage in U.S. dollar-denominated or non-U.S. dollar denominated hedging. The Funds' ability to engage in hedging and related option transactions may be limited by tax considerations. See "Taxation" below.

      The Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which it contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Funds may also enter into forward currency exchange contracts and purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

      For transaction hedging purposes, the Funds may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Funds the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Funds the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Funds the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Funds the right to purchase a currency at the exercise price until the expiration of the option.

      The Funds may engage in "position hedging" to protect against the decline in the value relative the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the portfolio intends to buy, when it holds cash reserves and short term investments). For position hedging purposes the Funds may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the Funds may also purchase or sell foreign currency on a spot basis.

      Hedging transactions involves costs and may result in losses. The Funds may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. They simply establish a rate of exchange that one can achieve at some future point in time. The Funds engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of CSAM, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

      Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade that provides a secondary market in such contracts. The Funds intend to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market.

      The Funds may enter into forward foreign currency exchange contracts (an obligation to purchase or sell a specific currency at a future date) solely for hedging or other appropriate risk management purposes as defined in regulations of the Commodities Futures Trading Commission.

      The Funds may also write or purchase options on foreign currencies. Such options are purchased or written only when CSAM believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. If the Funds sell call options on foreign currencies, they may cover by holding that currency or by holding a separate call option on the currency with a strike price no higher than that of the call option sold.

                             INVESTMENT RESTRICTIONS

      Each Fund is subject to fundamental investment restrictions that may not be changed without the approval of at least a majority of its outstanding voting securities, as defined in the Investment Company Act. The Investment Company Act defines a "majority" as the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding shares are present in person or represented by proxy, or (2) more than 50% of the outstanding shares. Following is a description of each Fund's current fundamental investment restrictions:

      1. Neither Fund may invest more than 5% of the value of its total assets in the securities of any one issuer, excluding obligations of the U.S. government or any agency or instrumentality thereof and except that up to 25% of the value of its total assets may be invested without regard to this limitation;

      2. Neither Fund may own more than 10% of the outstanding voting stock or other securities (other than securities of the U.S. government or any agency or instrumentality thereof), or both, of any one issuer;

      3. Neither Fund may purchase shares of other investment companies except as part of a plan of reorganization, merger, consolidation or an offer of exchange;

      4. Neither Fund may borrow money except as a temporary measure for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (neither Fund will purchase any securities at any time while such borrowings exceed 5% of total assets);

      5. Neither Fund may purchase securities on margin, except that it may make margin payments in connection with transactions in future contracts and related options;

      6. Neither Fund may sell securities short unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the value of CIK's net assets or CGF's total assets are held as collateral for such sales at any one time;

      7. Neither Fund may purchase or sell commodities or commodity contracts, except that it may write, purchase or sell financial futures contracts and related options, and futures, forward contracts and options on foreign currencies;

      8. Neither Fund may invest for the purpose of exercising control over management of any company;

      9. Neither Fund may make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in 11 below), which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending their securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the Securities and Exchange Commission thereunder;

      10. Neither Fund may underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Funds may be deemed to be underwriters;

      11. Neither Fund may invest more than 10% of the value of its total assets in securities subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements having maturities of more than 7 days and restricted and illiquid securities;

      12. Neither Fund may purchase real estate, although the Funds may purchase or sell securities of companies which deal in real estate or interests therein;

      13. Neither Fund may invest directly in interests in oil, gas or other mineral exploration development programs;

      In addition, CIK may not:

      14. invest in the aggregate more than 5% of the value of its total assets in securities denominated in a currency other than the United States dollar; or

      15. invest in non-dividend paying equity securities if after such investment, total non-dividend paying equity securities would comprise more than 15% of CIK's total assets.

      And, CGF may not:

      16. pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets and then only to secure borrowings permitted by restriction 4 above;

      17. invest 25% or more of the value of its total assets in any one industry, except that (i) for purposes of this restriction securities of the U.S. government, its agencies or instrumentalities are not considered to represent industries, and (ii) CGF may invest 25% or more of the value of its total assets in securities issued by or backed by the credit of supranational entities and securities of foreign governments, their agencies or instrumentalities, provided that it will not invest 25% or more of the value of its total assets in securities issued or backed by the credit of the national government of any single country or its agencies or instrumentalities or of any single supranational entity; or

      18.   issue senior securities, except as permitted under the 1940 Act.

      The deposit of initial and variation margin and collateral arrangements in connection with interest rate futures contracts and related options shall not be deemed to be in violation of any of the foregoing investment restrictions.

      If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

      Under the Investment Company Act, the Funds may neither invest more than 5% of their total assets in the securities of any one investment company, nor acquire more than 3% of the outstanding voting securities of any such investment company. In addition, the Funds may not invest more than 10% of their total assets in securities issued by all investment companies. As a shareholder in any investment company, a Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the advisory, sub-advisory and administrative fees with respect to assets so invested.

                             MANAGEMENT OF THE FUNDS

Directors and Principal Officers

      The names, addresses and principal occupations of the directors and principal officers of each Fund are described under "Proposal 1 (Both Funds):
Approval of the Agreement and Plan of Reorganization pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF -- Management of the Funds -- Directors and Principal Officers" in the Proxy Statement/Prospectus.

Compensation of Directors and Principal Officers

      For information about the compensation of the directors of CGF and CIK for the fiscal year ended December 31, 2000, see "Proposal 1 (Both Funds): Approval of the Agreement and Plan of Reorganization pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF-Management of the Funds" and "Proposal
3 (Credit Suisse Asset Management Income Fund Shareholders Only): Re-election of Directors -- Background" in the Proxy Statement/Prospectus.

Control Persons and Principal Holders of Securities

      For information concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of either Fund see "Proposal 1 (Both Funds): Approval of the Agreement and Plan of Reorganization pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF-Management of the
Funds" in the Proxy Statement/Prospectus.

Advisory Arrangements

      CSAM serves as the investment adviser to both Funds pursuant to advisory agreements with each Fund (the "Advisory Agreements"). Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CSAM in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

      The table below sets forth the investment advisory fees earned by CSAM for each Fund for the last three fiscal years.

         Fiscal year Ended             CGF                 CIK
            December 31,
                1998                $433,203            $1,421,865
                1999                $406,567            $1,304,143
                2000                $471,683            $1,148,861

      For more information about CSAM and the Advisory Agreements, see "Proposal 1 (Both Funds): Approval of the Agreement and Plan of Reorganization pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF -- Synopsis -- Fees and Expenses of CGF," "Proposal 1 (Both Funds): Approval of the Agreement and Plan of Reorganization pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF--Synopsis--Fees and Expenses of CIK" and "Proposal 1 (Both Funds): Approval of the Agreement and Plan of Reorganization pursuant to which CIK Will Acquire All the

Assets and Liabilities of CGF -- Management" in the Proxy Statement/Prospectus. Shareholders of CIK have been requested to consider and approve a new investment advisory agreement with CSAM. For information regarding the terms of the new investment advisory agreement, see "Proposal 3 (CIK Shareholders Only): Approval of New Investment Advisory Agreement" in the Proxy Statement/Prospectus.

Administrative Arrangements

      Brown Brothers Harriman & Co. ("BBH") is the Funds' administrator. The services provided by BBH under its Administration Agreement with the Funds are subject to the supervision of the directors and officers, and include day to day administration of matters related to its corporate existence, maintenance of its records, preparation of reports and supervision of arrangements with custodians and the transfer and dividend disbursing agent.

      The following table sets forth the amounts paid by each Fund as administrative fees for the last three fiscal years.

              Fiscal            CGF             CIK
            year Ended
             December
                31,
               1998(1)       $132,539         $325,115
               1999          $ 76,576         $203,030
               2000          $ 84,784         $170,550

            ------------
            (1) Paid to Chase Manhattan Bank. Effective March 1, 1999, BBH replaced Chase Manhattan Bank as administrator to each Fund.

Custodian

      BBH acts as custodian under a Custodian Agreement dated February 27, 1999.

      Foreign securities are held by certain foreign banks and securities depositories which have been approved by the board of directors upon the recommendation of BBH, in accordance with Rule 17f-5 under the 1940 Act as currently in effect. Approval of a foreign subcustodian is made by the board following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services; the reputation of the institution in its national market; the political and economic stability of the country or countries in which the subcustodian will be located; and the risk of potential nationalization or expropriation of the assets.

      For additional information about the Funds' custodian, transfer agent and registrar, see "Proposal 1 (Both Funds): Approval of the Agreement and Plan of Reorganization pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF--Management of the Funds" in the Proxy Statement/Prospectus. For information about the Funds' independent accountants, see "Proposal 1 (Both Funds): Approval of the Agreement and Plan of Reorganization pursuant to which CIK Will Acquire All the Assets and Liabilities of CGF--Experts" in the Proxy Statement/Prospectus.

Duration and Termination; Non-Exclusive Services

      The Advisory Agreements became effective on June 13, 1995 and were amended to reflect changes in the name and address of the respective parties thereto in February 2001. Unless earlier terminated as described below, each Advisory Agreement remains in effect if approved annually (a) by the board of directors or by the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) and (b) by a majority of the directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. Each Advisory Agreement terminates on its assignment by any party and may be terminated without penalty on 60 days' written notice at the option of the board of directors or by the vote of the majority of the holders of the shares, or upon 90 days' written notice, by CSAM. The Administration Agreement is terminable upon 60 days' notice by either party.

      The services of CSAM and BBH are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not such clients' investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

Code of Ethics

      Each Fund and CSAM have adopted a written Code of Ethics, which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the respective Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the respective Fund; and (4) Covered Persons may not invest in initial public offerings.

      The Board of Directors of each Fund reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

      Each Fund's Code of Ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. Each Fund's Code of Ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:/www.sec.gov. Copies of each Fund's Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C., 20549-0102.

                             PORTFOLIO TRANSACTIONS

      Decisions to buy and sell securities for a Fund are made by CSAM, subject to the overall review of the board of directors of such Fund. Portfolio securities transactions are placed on behalf of the Funds by persons authorized by CSAM. CSAM manages other investment companies and accounts that invest in fixed-income securities. Although investment decisions for the Funds are made independently from those of these other accounts, CSAM may make investments of the type the Funds make on behalf of these other accounts. When the Funds and one or more other accounts is prepared to invest in, or desires to dispose of, the same security, CSAM will allocate available investments or opportunities for each in a manner believed by CSAM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position it obtains or disposes of. The Funds may utilize CS First Boston Corporation and other affiliates of Credit Suisse in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission when CSAM believes that the charge for the transaction does not exceed usual and customary levels.

      Transactions on U.S. and some foreign stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers in the over-the-counter markets include a dealer's mark-up or mark-down, which normally is not disclosed. Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer.

      In selecting brokers or dealers to execute portfolio transactions on behalf of the Funds, CSAM will seek the best overall terms available. In addition, unless otherwise directed by the board of directors, the Advisory Agreement authorizes CSAM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) and cause the Funds to pay a broker-dealer which furnishes such services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of CSAM to the Funds. The fees payable under the Advisory Agreement are not reduced as a result of CSAM's receiving such brokerage and research services.

      Currently, it is the Funds' policy that CSAM may at times pay higher commissions than might otherwise be obtainable in recognition of brokerage services felt necessary for the achievement of best available price and most favorable execution of certain securities transactions. CSAM will only pay such higher commissions if it believes this to be in the best interest of the Funds. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to CSAM and/or the Funds. Subject to the primary objective set forth above, CSAM has informed the Funds that they may pay higher commission rates specifically for the purpose of obtaining research services. The Funds will not pay to any affiliate of CSAM a higher commission rate specifically for the purpose of obtaining research services.

      The Funds paid no brokerage commissions in any of the fiscal years ended December 31, 2000, 1999 and 1998.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      Each Fund distributes monthly to shareholders substantially all of its net investment income. Net short-term capital gains, if any, are distributed annually. The board of each Fund intend to distribute annually any net long-term realized capital gains (the excess of net long-term capital gains over net short-term capital losses). See "Taxation."

      You may elect to have all dividends and distributions, net of any U.S. withholding tax, automatically reinvested in additional shares through the Fund's "InvestLink"(SM)- Program. Fleet National Bank, c/o EquiServe, L.O., is the program administrator for the "InvestLink"(SM)- Program. "InvestLink"(SM) is a service mark of EquiServe, L.P.

Purpose of the Investlink(SM) Program

      The purpose of the "InvestLink"(SM)- Program is to provide you with a simple and convenient way to invest funds and reinvest dividends in shares of the Funds stock at prevailing prices, with reduced brokerage commissions and fees.

Eligibility and Participation

      You may join the program at any time by completing and signing the enrollment form and returning it to Fleet National Bank, c/o EquiServe, L.P.. Enrollment forms may be obtained at any time by calling the program administrator at one of the telephone numbers listed below:

            -      First Time Investors - 1-888-697-8026 (CIK)
                                          1-800-523-8506 (CGF)

            -      Current Shareholders - 1-800-730-6001

      Beneficial owners whose shares are registered in the name of a bank, broker or other nominee ("street names") must make arrangements with such bank, broker or nominee to have the shares transferred into their own names if they wish to have dividends on such shares paid to the program administrator pursuant to the program.

      Purchases of shares with funds from your cash payment will begin on the next investment date, provided that the payment is received at least two business days prior ("cash cut-off date"). Automatic account deduction will begin on the next debit date, provided the automatic deduction request was received during the month prior. If you select the dividend reinvestment option, automatic investment of dividends will begin with the next dividend payable after the program administrator receives your enrollment form, provided it is received prior to the dividend record date. If your enrollment form arrives after the record date, automatic investment of dividends will begin with the following dividend. Once in the program, you will remain a participant until you terminate your participation or sell all shares held in your program account, or your account is terminated by the program administrator.

Program Options

      The program offers various investment options, as outlined below:

            o "Automatic Bank Account Deduction": Funds in the amount you specify, with a minimum of $100.00, will be debited from your bank account each month on the 20th or next business day. The program administrator will invest such funds on the first Wednesday, or next business day, of the month following to purchase additional shares of the Funds.

            o "Full Dividend Reinvestment": The program administrator will receive all cash dividends payable on shares held in your program account and on any other shares registered in your name. In addition, the program administrator will invest in shares of the Funds all of your cash dividends on all of the shares then or subsequently registered in your name or held in your program account. You will have the ability to send in optional cash payments that will be invested weekly.

            o "Partial Dividend Reinvestment": The program administrator will receive a portion of cash dividends payable on shares held in your program account and on any other shares of the Funds registered in your name. In addition, the program administrator will invest that portion of cash dividends on shares held in your program account and any other shares of the Funds registered in your name. You will have the ability to send in optional cash payments that will be invested weekly.

            o "Cash Investments": The program administrator will not invest any portion of cash dividends due you on shares held in your program account or on shares registered in your name. You will have the ability to send in optional cash payments that will be invested weekly.

      You may change your investment options at any time by requesting a new authorization form and returning it to the program administrator. The program administrator must receive notice on or before the record date preceding a dividend payment date in order for a change in your dividend reinvestment option to be effective for that dividend.

Costs to participants in connection with purchases and sales under the program

      In connection with the following transactions, participants will be assessed the following charges:

            o First-time investors will be subject to an initial service charge of $10.00 which will be deducted from the initial cash deposit.

            o All optional cash deposit investments and automatic account deductions will have a service charge of $5.00 deducted from the cash to be invested.

            o Sales processed through the program will have a service fee of $10.00 deducted from the net proceeds, after brokerage commissions.

            o Participants are responsible for all commission costs associated with purchases and sales. In addition to the transaction charges outlined above, participants will be assessed per share processing fees which include brokerage commissions.

Purchase of the Funds' shares

      The program administrator uses dividends and funds of participants to purchase shares of the Funds' common stock in the open market. Such purchases will be made by participating brokers as agent for the participants. Dividends will be invested on the 15th of each month or next business day. Optional cash payments will be invested weekly on Wednesday except in dividend paying weeks. On those weeks, the optional cash will be invested with the dividend. Transaction processing will generally occur within 30 days of the receipt of funds. In the event the program administrator is unable to purchase shares within 30 days of the receipt of funds, such funds will be returned to you.

      Shares offered under the program to participants in certain jurisdictions may be offered only through broker-dealers registered in these jurisdictions.

      The weighted average price of all shares purchased by the program administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to you in connection with the shares purchased for your account with your funds or dividends received by the program administrator during such time period. The weighted average price of all shares sold by the program administrator pursuant to sell orders received during such time period shall be the price per share allocable to you in connection with the shares sold for your account pursuant to your sell orders received by the program administrator during such time period.

Cash payments and automatic bank account deductions

      If you are not already a registered owner of the Funds' common stock, your initial investment under the program must be at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually.

      The same amount of cash payment need not be sent each month and you are under no obligation to make a cash payment in any month. The amount of automatic bank account deduction must be specified by you on the enrollment form and will continue until changed by you by notifying the program administrator.

Administration

      Fleet National Bank, c/o EquiServe, L.P., as program administrator, administers the program for participants, keeps records, sends statements of account to participants and performs other duties relating to the program. Shares of the Funds' common stock purchased under the program will be registered in the name of the accounts of the respective participants.

Reports to participants

      Each participant in the program will receive a statement of his or her account following each purchase of shares. These statements are a record of the cost of purchase of shares under the program and should be retained for tax purposes. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Funds' annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

Certificates for shares

      Unless requested, the Funds will not issue to participants certificates for shares of the Funds' common stock purchased under the program. The number of shares purchased for your account under the program will be shown on your statement of account. This feature protects against loss, theft or destruction of stock certificates.

      Certificates for any number of whole shares credited to your account under the program will be issued to you at no charge upon your written request to withdraw such shares from your account. Certificates for fractions of shares will not be issued.

Withdrawal of shares in program accounts

      You may withdraw all or a portion of the shares from your program account by notifying the program administrator. A withdrawal/termination form is provided on the account statement for this purpose. This notice should be mailed to the address on the form.

      Within five business days of receipt of your request, certificates for the whole shares of the Funds' common stock so withdrawn will be issued to you or, if you request, the program administrator will sell the shares for you and send you the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. Proceeds are normally paid by check and will be distributed to you within four business days after your shares are sold. In no case will certificates for fractional shares be issued.

      If you withdraw all full and fractional shares in your program account, your participation in the program will be terminated by the program administrator. Also, the program administrator must receive such termination notice at least seven business days prior to the dividend payment date in order for you to receive such dividend in cash.

Rights offerings, stock dividends and stock splits

      Participation in any rights offering (including the offer), dividend distribution or stock split will be based upon both the shares of the Funds registered in participants' names and the shares (including fractional shares) credited to participants' program accounts. Any stock dividend or shares resulting from stock splits with respect to shares of the Funds, both full and fractional, which participants hold in their program accounts and with respect to all shares registered in their names will be automatically credited to their accounts in book-entry form.

Voting of a participant's program shares at a meeting of shareholders

      All shares (including any fractional share) credited to your account under the program will be voted as you direct. If on the record date for a meeting of shareholders there are shares credited to your account under the program, you will be sent the proxy materials for such meeting. When you return an executed proxy, all of such shares will be voted as indicated. Or, if you so elect, you may vote all of such shares in person at the shareholders' meeting. If you do not provide instructions or return an executed proxy, the plan will not vote your shares.

Federal income tax consequences of participation in the program

      You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends does not relieve you of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the program, participants should consult with their own tax advisors.

Responsibility of the program administrator under the program

      The program administrator in administering the program will not be liable for any act done in good faith or for any good faith omission to act. However, the program administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the program administrator are not subject to protection under the Securities Investors Protection Act of 1970. The participant should recognize that neither the funds nor the program administrator can provide any assurance of a profit or protection against loss on any shares purchased under the program. While the program administrator hopes to continue the program indefinitely, the program administrator reserves the right to suspend or terminate the program at any time. It also reserves the right to make modifications to the program. Participants will be notified of any such suspension, termination or modification. The program administrator also reserves the right to terminate any participant's participation in the program at any time. Any question of interpretation arising under the program will be determined by the program administrator in good faith and any such determination will be final.

Contact information

      All correspondence regarding the program should be directed to:

            Fleet National Bank
            C/o EquiServe, L.P.
            "InvestLink" Program
            P.O. Box 43010
            Providence, RI  02940-3010
            First Time Investors:   1-888-697-8026 (CIK)
                                    1-800-523-8506 (CGF)
            Current Shareholders:   1-800-730-6001

                                    TAXATION

      The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares. You are urged to consult your own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this statement of additional information, which are subject to change.

The Funds and their investments

      Each of the Funds has qualified and continues to qualify to be treated as a regulated investment company for each taxable year under the Code. To so qualify, a Fund must, among other things:

      derive at least 90% of its gross income in each taxable year from:

            o     dividends

            o     interest

            o     payments with respect to securities loans

            o gains from the sale or other disposition of stock or securities or foreign currencies

            o other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and diversify its holdings so that, at the end of each quarter of the taxable year:

            o at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Funds' assets and not greater than 10% of the outstanding voting securities of such issuer, and

            o not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

      As a regulated investment company, a Fund is not subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments specified in section 852 of the Code) and its net tax-exempt income for the taxable year, if any, is distributed to its shareholders, but is subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

      The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Funds anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax. If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to its shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated as long-term capital gains when received by its shareholders. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, it may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

      Each of the Funds pays dividends of net investment income monthly and makes distributions at least annually of any net realized long-term and short-term capital gains in excess of applicable capital losses, including capital loss carryforwards. The board of directors of each Fund determines annually whether to distribute any net realized long-term capital gains in excess of its net realized short-term capital losses (including any capital loss carryovers). Each of the Funds currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net realized long-term capital gains in excess of its net realized short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income.

      Any dividend declared by the Funds in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Funds not later than such December 31, provided that such dividends are actually paid by the Funds during January of the following calendar year.

Dividends and distributions

      If you are a U.S. shareholder, dividends of net investment income and distributions of net realized short-term capital gains are taxable to you as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long you have held your shares. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to you, be treated as a tax-free return of capital, to the extent of your basis in your shares, and as a capital gain thereafter (if you hold your shares as capital assets).

      If you receive dividends or distributions in the form of additional shares pursuant to the Dividend Reinvestment and Cash Purchase Plan you should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

      If you are considering buying shares just prior to a dividend or capital gain distribution you should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to you.

      If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock went ex-dividend (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and you may receive dividends in an earlier year than would otherwise be the case.

Sales of shares

      Upon the sale or exchange of your shares, you will realize a taxable gain or loss equal to the difference between the amount realized and the basis in your shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in your hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund under the Dividend Reinvestment and Cash Purchase Plan, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by you on the sale of a share held by you for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by you with respect to such share.

Backup withholding

      If you fail to provide your Fund with your correct taxpayer identification number or to make required certifications, or have been notified by the Internal Revenue Service that you are subject to backup withholding, the Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against your United States federal income tax liabilities. If you are a foreign investor, additional tax withholding requirements which may apply are discussed below.

Foreign shareholders

      If you are a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) under U.S. laws, taxation depends, in part, on whether your income from the Funds is "effectively connected" with a United States trade or business carried on by you.

      If you are not a resident alien and your income from a Fund is not effectively connected with a United States trade or business carried on by you, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. If you are a nonresident alien, distributions of net realized long-term capital gains, amounts retained by the Funds which are designated as undistributed capital gains, and gains realized upon the sale of shares of a Fund generally will not be subject to United States tax unless you are physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of shares, unless (a) such gain is attributable to an office or fixed place of business in the United States or (b) you have a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. However, a determination by a Fund not to distribute long-term capital gains will cause the Fund to incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Funds that is available for investment, and you may not be able to claim a credit or deduction with respect to such taxes.

      In general, if you are a resident alien or if dividends or distributions from a Fund are effectively connected with a United States trade or business carried on by you, then dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If you are a corporation, and your income from a Fund is effectively connected with a United States trade or business, you may also be subject to the 30% (or lower treaty rate) branch profits tax. If you are entitled to claim the benefits of an applicable tax treaty, the tax consequences to you may be different from those described in this section. You may be required to provide appropriate documentation to establish your entitlement to the benefits of such a treaty. You are advised to consult your own tax adviser with respect to (a) whether your income from a Fund is or is not effectively connected with a United States trade or business carried on by you, (b) whether you may claim the benefits of an applicable tax treaty, and (c) any other tax consequences to you of an investment in the Funds.

Notices

      You will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to you. Furthermore, you will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Funds to you during the preceding taxable year.

      OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on your particular situation.

Fund investments

      Market discount

      If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, the Fund must include a portion of such market discount as ordinary income (not capital gain) in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

      Original issue discount

      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity.

      Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. In order to maintain its status as a regulated investment company, the Fund could therefore be required to incur debt or to dispose of portfolio securities to generate cash for distribution. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

      Options, futures and forward contracts

      A Fund's transactions in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., it may affect whether gains or losses are ordinary or capital), accelerate recognition of income and defer losses. These rules could therefore affect the character, amount and timing of distributions to the Fund's shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

      Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

      Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized from such transactions, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

      Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to you as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Constructive sales

      Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the code. Constructive sale treatment does not apply to transactions closed prior to the end of the 30th day after the close of the taxable year, if certain conditions are met.

      Section 988 gains or losses

      Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to its shareholders, rather than as an ordinary dividend, thereby reducing the basis of the Fund shares.

      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND YOURSELF. YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISER WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF AN INVESTMENT IN THE FUNDS.

                              FINANCIAL STATEMENTS

      The audited financial statements, notes to the audited financial statements and report of the independent public accountants of CIK and CGF for the fiscal year ended December 31, 2000 are included in the annual report of each Fund for such fiscal year. The annual report of each Fund, which either accompany this Statement of Additional Information or has previously been provided to you, is incorporated herein by reference with respect to such information. The annual report of each Fund may be obtained without charge, by writing to Shareholder Communications Corporation, 17 State Street, New York, New York 10004, or by calling 1(800) 223-2064.

                         PRO FORMA FINANCIAL STATEMENTS

      The following tables set forth the unaudited pro forma condensed statement of assets and liabilities and unaudited pro forma condensed statement of operations for each Fund as of and for the year ended December 31, 2000 as adjusted to give effect to the Reorganization.

      This information is derived from the audited financial statements of each Fund for the fiscal year ended December 31, 2000 and does not reflect the effect of the repositioning of each Fund's portfolio completed in March 2001. Accordingly, it should not be regarded as representative of the composition of the Fund's portfolio going forward.

                          YEAR ENDED DECEMBER 31, 2000
             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                   Pro-Forma of
                                                                                                                     Combined
                                                                                                                   Statement of
                                                                                                                    Assets and
                                                                    CGF                CIK        Adjustments      Liabilities
                                                             ------------------------------------------------------------------
ASSETS
Investments at Value
   (CGF Cost $99,627,659) (CIK Cost $267,765,551)........    $  82,645,303      $  191,985,690                     $ 274,630,993
Receivables:
   Dividend and Interest ................................        2,737,843           6,212,535                         8,950,378
   Investments Sold......................................          135,095                                               135,095
   Other Assets..........................................           17,117              24,695                            41,812
                                                             -------------      --------------                     -------------
Total Assets.............................................       85,535,358         198,222,920                       283,758,278
                                                             =============      ==============                     =============
LIABILITIES
Payables:
   Unrealized Depreciation of Forward Foreign Currency
      Exchange Contracts.................................            7,411                   0                             7,411
   Investment Advisory Fees..............................          100,691             258,798                           359,489
   Professional Fees.....................................           39,613              45,581                            85,194
   Shareholders' Reports.................................           17,870              44,798                            62,668
   Custodian Fees........................................           13,465              15,575                            29,040
   Administrative Fees...................................           12,243              27,000                            39,243
   Investments Purchased.................................            7,044                   0                             7,044
   Shareholder Servicing Fees............................            4,295                   0                             4,295
   Directors' Fees.......................................              750                 750                             1,500
   Other Liabilities.....................................              413              13,414                            13,827
                                                             -------------      --------------                     -------------
Total Liabilities........................................          203,795             405,916                           609,711(a)
                                                             -------------      --------------                     -------------
Net Assets...............................................       85,331,563         197,817,004                       283,148,567
                                                             -------------      --------------                     -------------
Net Assets Consist of:
Capital Shares at $.001 Par Value........................           11,977              34,708          2,995             49,680
Capital Paid in Excess of Par Value......................      110,670,038         288,994,680         (2,995)       399,661,723
Distributions in Excess of Net
   Investment Income.....................................          (43,455)            (61,160)                         (104,615)
Accumulated Net Realized Loss............................       (8,319,202)        (15,371,363)                      (23,690,565)
Unrealized Depreciation on Investments and Foreign
   Currency Translations.................................      (16,987,795)        (75,779,861)                      (92,767,656)
                                                             -------------      --------------                     -------------
Net Assets...............................................    $  85,331,563      $  197,817,004              0      $ 283,148,567
                                                             -------------      --------------   ------------      -------------
Shares Outstanding.......................................       11,976,699          34,708,369      2,993,751         49,678,819
                                                             -------------      --------------   ------------      -------------
Net Asset Value Per Share................................            $7.12               $5.70                             $5.70

---------------------
(a) Does not include accruals of expenses expected to be incurred in connection with the Reorganization (estimated at $600,000 in the aggregate).

                   See Notes to Pro Forma Financial Statements

                          YEAR ENDED DECEMBER 31, 2000
                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS

                                                                                                          Pro-Forma of
                                                                                                            Combined
                                                                                                           Statement
                                                            CGF               CIK          Adjustments    of Operations     Notes
                                                      -----------------------------------------------------------------------------
INVESTMENT INCOME
Interest
   (Net of foreign taxes withheld of $134,649)......  $  10,080,876    $   24,488,930      $         0   $  34,569,806
Dividends...........................................        200,962           528,610                0         729,572
                                                      -------------   ---------------      -----------   -------------

   Total Income.....................................     10,281,838        25,017,540                0      35,299,378
                                                      -------------    --------------      -----------   -------------
EXPENSES
   Investment Advisory Fees.........................        471,683         1,148,861         (131,056)      1,489,488       a
   Shareholders' Reports............................        154,091           143,814         (113,198)        184,707       b
   Administrative Fees..............................         84,784           170,550          (42,719)        212,615       c
   Professional Fees................................         80,825            68,699          (49,024)        100,500       d
   Custodian Fees...................................         78,483            91,182          (72,786)         96,879       e
   Directors' Fees and Expenses.....................         43,932            43,419          (32,061)         55,290       f
   Shareholder Servicing Fees.......................         36,583            73,001          (25,584)         84,000       g
   Annual Meeting Fees..............................         26,836                 0            7,933          34,769       h
   Other............................................         10,913            61,342            1,744          73,999       i
                                                      -------------   ---------------      -----------   -------------
Total Expenses......................................        988,130         1,800,868         (456,751)      2,332,247
                                                      -------------   ---------------      -----------   -------------
Net Investment Income...............................      9,293,708        23,216,672                       32,967,131
                                                      -------------    --------------                    -------------

Net Realized Gain (Loss):
   Investments......................................      1,381,434        (4,981,733)               0      (3,600,299)
   Foreign Currency.................................         35,478           (50,319)               0         (14,841)
Total Net Realized Gain (Loss)......................      1,416,912        (5,032,052)               0      (3,615,140)
Change in Unrealized Appreciation (Depreciation):
   Investments......................................    (15,495,992)      (48,839,274)               0     (64,335,266)
                                                      -------------   ---------------      -----------   -------------
Net Realized Loss and Change in Unrealized
   Appreciation (Depreciation)......................    (14,079,080)      (53,871,326)               0     (67,950,406)
                                                      -------------   ---------------      -----------   -------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.......................................  $  (4,785,372)   $  (30,654,654)     $   456,751   $ (34,983,275)
                                                      -------------   ---------------      -----------   -------------

------------------

(a) Based on the New Investment Advisory Agreement if it had been in place for the year ended 12/31/00.
(b)   Estimated expenses of combined Funds.
(c)   Estimated fees using current administration contract.
(d)   Estimated expenses of combined Funds.
(e)   Estimated fees based on current agreement in place.
(f) Estimated fees based on current agreement plus additional out of pocket expenses and meeting fees.
(g)   Estimated expenses of combined Funds.
(h)   Estimated expenses of combined Funds.
(i) Estimated expenses includes NYSE expense, Insurance expense and miscellaneous charges.

                   See Notes to Pro Forma Financial Statements

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
DOMESTIC SECURITIES (86.0%)

CORPORATE OBLIGATIONS (79.7%)

Aerospace/Defense (0.7%)
   Decrane Aircraft Holdings Series B, Gtd.
      12.00%, 9/30/08 (1)                         Caa1                          $800    $732,000      $800        $732,000
   Lockheed Martin Corp. Notes 7.95%, 12/1/05*    Baa3                           195     207,908       195         207,908
   Raytheon Co. Notes 6.45%, 8/15/02*             Baa2                           400     398,580       400         398,580
   Sequa Corp. Sr. Notes 9.00%, 8/1/09            Ba2        $250   $249,375                           250         249,375
   United Technologies Corp. Notes 6.625%,
      11/15/04*                                    A2                            260     265,216       260         265,216
                                                                     -------           ---------                 ---------
Group Total                                                          249,375           1,603,704                 1,853,079

Automotive (2.1%)
   Aetna Industries, Inc. Sr. Notes 11.875%,
      10/1/06*                                     B3                            600     303,750       600         303,750
   Cambridge Industries, Inc. Series B, Gtd.
      Sr. Sub. Notes 10.25%, 7/15/07 (2)          N/R         250     63,750     500     127,500       750         191,250
   Collins & Aikman Products Corp. Sr. Sub.
      Notes 11.50%, 4/15/06*                       B2         250    196,250     700     686,000       950         882,250
   Daimler Chrysler NA Holdings, Corp.:
      Gtd.7.40%, 1/20/05*                          A2                            125     125,643       125         125,643
      8.00%, 6/15/10*                              A2                            100     101,046       100         101,046
   Delco Remy International, Inc. Gtd. Sr.
      Sub. Notes 10.625%, 8/1/06                   B2         250    211,250     500     422,500       750         633,750
   Diamond Triumph Auto Gtd. 9.25%, 4/1/08         B3                            500     367,500       500         367,500
   Hayes Lemmerz International, Inc.:
      Series B, Gtd. Sr. Notes 9.125%, 7/15/07     B2                            500     332,500       500         332,500
      8.25%, 12/15/08                              B2         250    162,500     750     487,500     1,000         650,000
   Motor Coach Industries International, Inc.
      Gtd. 11.25%, 5/1/09                          B2         250     68,750   1,000     275,000     1,250         343,750
   Oxford Automotive, Inc. Gtd. Sr. Sub.
      Notes 10.125%, 6/15/07                      Caa1        250    171,250   1,375     941,875     1,625       1,113,125
   PEP Boys-Manny Moe & Jack Notes 7.00%,
      6/1/05                                       Ba3        250    156,897     500     313,795       750         470,692
   Safety Components International, Inc.
      Series B, Gtd. Sr. Sub. Notes 10.125%,
      7/15/07 (2)                                  B3                            500     107,500       500         107,500
   Stanadyne Automotive Series B, Gtd. Sr.
      Sub. Notes 10.25%,
      12/15/07                                    Caa1                           400     299,000       400         299,000
   Visteon Corp. Sr. Notes 8.25%, 8/1/10*         Baa2                            50      49,380        50          49,380
                                                                   ---------           ---------                 ---------
Group Total                                                        1,030,647           4,940,489                 5,971,136

Broadcasting (4.2%)
   ACME Television LLC/ ACME Financial Corp.
       Gtd. Sr. Discount Notes 0.00%,
       9/30/04 (3)                                B3          500    435,000                           500         435,000
   Australis Holdings Pty. Ltd. Yankee Sr.
       Secured Discount Notes 0.00%,
       11/1/02 (2)(3)                            N/R          650         65   3,950         395     4,600             460
   Australis Media Ltd. Yankee Units 15.75%,
       5/15/03 (2)(6)                            N/R          729      3,644   2,412      12,060     3,141          15,704
   Citadel Broadcasting Co. Gtd. 9.25%,
       11/15/08                                   B3          250    243,750                           250         243,750
   Cumulus Media, Inc. Sr. Sub. Notes
       10.375%, 7/1/08                            B3                             800     646,000       800         646,000
   EchoStar Communications Corp. Sr. Notes
       9.375%, 2/1/09                             B1          250    243,750     750     731,250     1,000         975,000
   Granite Broadcasting Corp.: Series A,
       Sr. Sub. Notes 9.375%, 12/1/05            Caa1                            300     184,500       300         184,500
       8.875%, 5/15/08*                          Caa1         250    153,750     900     553,500     1,150         707,250
   Pegasus Media &Communications, Inc.
       Series B, Notes12.50%, 7/1/05              B3          250    252,500     250     252,500       500         505,000

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
   Salem Communications Corp. Series B,
       Gtd. 9.50%, 10/1/07                        B3         $250   $237,813    $600    $570,750      $850        $808,563
   Sinclair Broadcast Group, Inc.: Sr. Sub.
       Notes 10.00%, 9/30/05                      B2          300    292,500     900     877,500     1,200       1,170,000
       8.75%, 12/15/07                            B2          250    225,000     350     315,000       600         540,000
   Susquehanna Media Co. Sr. Sub. Notes
       8.50%, 5/15/09                             B1          150    148,500                           150         148,500
   Time Warner Telecom, LLC Sr. Notes
       9.75%, 7/15/08                             B2          250    231,250     500     462,500       750         693,750
   Turner Broadcasting Systems, Inc. Sr.
       Notes 7.40%, 2/1/04*                      Baa1                             65      66,676        65          66,676
   United International Holdings, Inc.
       Series B, Sr. Discount Notes 0.00%,
       2/15/08 (3)                                B3          500    207,500   1,450     601,750     1,950         809,250
   Univision Network Holding L.P. Sub.
       Notes 7.00%, 12/17/02                     N/R          573    773,650   1,500   2,025,000     2,073       2,798,650
   Young Broadcasting, Inc. Series B, Gtd.
       Sr. Sub. Notes 8.75%, 6/15/07              B2          450    410,063     865     788,231     1,315       1,198,294
                                                                   ---------           ---------                ----------
Group Total                                                        3,858,735           8,087,612                11,946,347

Business Services (1.1%)
   General Binding Corp. Gtd. Sr. Sub.
       Notes 9.375%, 6/1/08                      Caa1         250    183,750     250     183,750       500         367,500
   Iron Mountain, Inc. Sr. Sub. Notes
       8.75%, 9/30/09                             B2          250    246,875     450     444,375       700         691,250
   La Petite Academy, Inc. Gtd. 10.00%,
       5/15/08                                    B3          250    133,750   1,000     535,000     1,250         668,750
   Maxxam Group Holdings, Inc. Series B,
       Sr. Notes 12.00%, 8/1/03                  Caa1         200    159,000     500     397,500       700         556,500
   Pentacon, Inc. Series A, Gtd. 12.25%,
       4/1/09                                     B3          200    109,000     700     381,500       900         490,500
   Werner Holdings Series A, Gtd. 10.00%,
       11/15/07                                   B2                             450     416,250       450         416,250
                                                                     -------           ---------                 ---------
Group Total                                                          832,375           2,358,375                 3,190,750

Cable (9.6%)
   Adelphia Communications Corp. Series B,
       Sr. Notes 8.375%, 2/1/08                   B2          200    173,000     800     692,000     1,000         865,000
   Alliance Atlantis Communications Corp.
       Yankee Sr Sub. Notes 13.00%, 12/15/09      B2          500    498,125                           500         498,125
   CSC Holdings, Inc.: Sr. Sub. Notes
       9.875%, 5/15/06                           Ba3          250    257,500     400     410,000       400         410,000
   Series B, Sr. Sub. Debentures 8.125%,
       8/15/09                                   Ba1                             350     357,201       350         357,201
       9.875%, 2/15/13                           Ba3                             850     875,500     1,100       1,133,000
   Cablevision S.A. Bonds 13.75%, 5/1/09*        B1           330    241,725                           330         241,725
   Century Communications Corp.: Series B,
       Sr. Notes 0.00%, 1/15/08                  B2                              650     253,500       650         253,500
   Sr. Notes 9.75%, 2/15/02                      B2                              500     491,250       500         491,250
       8.75%, 10/1/07                            B2           250    215,313     400     344,500       650         559,813
   Charter Communications Holdings: Sr.
       Notes 8.625%, 4/1/09                      B2           250    228,125     500     456,250       750         684,375
       10.25%, 1/15/10 (1)                       B2           300    294,000     750     735,000     1,050       1,029,000
   Sr. Discount Notes 0.00%, 4/1/11 (3)          B2           300    174,750   1,000     582,500     1,300         757,250
   Classic Cable, Inc. Series B, Gtd.
       9.375%, 8/1/09                           Caa1          250    113,750     400     182,000       650         295,750
   Coaxial Communications, Inc. Gtd.
       Notes 10.00%, 8/15/06                     B3           250    239,063   1,000     956,250     1,250       1,195,313
   Comcast UK Cable Partners, Ltd. Yankee
       Sr. Debentures 0.00%, 11/15/07 (3)        B2           500    427,500                           500         427,500
   DIVA Systems Corp. Series B, Sr. Discount
       Notes 0.00%, 3/1/08 (3)                   N/R          810    336,150   3,075   1,276,125     3,885       1,612,275
   Diamond Cable Communications plc Yankee
       Discount Notes 0.00%, 12/15/05 (3)       Caa1          300    270,000   1,500   1,350,000     1,800       1,620,000
   James Cable Partners L.P. Series B,
       Sr. Notes 10.75%, 8/15/04                Caa           250    158,750   1,550     984,250     1,800       1,143,000
   Jones Intercable, Inc. Sr. Notes
       7.625%, 4/15/08                          Baa2                           1,150   1,185,423     1,150       1,185,423
   Lenfest Communications, Inc.: Sr. Notes
       8.375%, 11/1/05                          Baa2                             500     535,421       500         535,421

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
       10.50%, 6/15/06                          Baa3         $350   $405,237    $900  $1,042,043    $1,250      $1,447,280
       8.25%, 2/15/08*                          Baa3                             200     207,544       200         207,544
   Mediacom LLC/Capital Corp. Sr. Notes
       7.875%, 2/15/11                           B2           250    211,875     600     508,500       850         720,375
   NTL Communications Corp.: Series B,
       Sr. Notes 0.00%, 10/1/08 (3)              B2           250    136,250   1,500     817,500     1,750         953,750
       11.50%, 10/1/08                           B2                              600     532,500       600         532,500
   NTL, Inc.: Sr. Notes Series A,
       0.00%, 4/15/05  (3)                       B2                            1,000     945,000     1,000         945,000
   Series B, Sr. Notes 0.00%, 2/1/06 (3)         B2           500    437,500   1,050     918,750     1,550       1,356,250
       10.00%, 2/15/07                           B2           250    216,875     500     433,750       750         650,625
   Northland Cable Television Sr. Sub.
       Notes 10.25%, 11/15/07                    B3           250    168,750     500     337,500       750         506,250
   Olympus Communications, L.P./ Olympus
       Capital Corp. Series B, Sr. Notes
       10.625%, 11/15/06                         B2           250    231,250   1,000     925,000     1,250       1,156,250
   Renaissance Media Group Sr. Discount
       Notes 0.00%, 4/15/08 (3)                  B3                            1,000     688,750     1,000         688,750
   Rogers Cablesystems, Ltd. Gtd.
       10.00%, 12/1/07                          Baa3          250    263,750     450     474,750       700         738,500
   Rogers Communications, Inc. Sr. Notes
       8.875%, 7/15/07                          Ba2                              200     199,000       200         199,000
   Telewest Communications plc Yankee Sr.
       Sub. Discount Debentures 0.00%,
       10/1/07 (3)                               B1           250    223,750   1,850   1,655,750     2,100       1,879,500
                                                                   ---------          ----------                ----------
Group Total                                                        5,922,988          21,353,507                27,276,495

Chemicals (1.5%)
   Applied Extrusion Technologies Series B,
       Sr. Notes 11.50%, 4/1/02                  B2                            1,500     885,000     1,500         885,000
   Huntsman Corp. Sr. Sub. Notes 9.50%,
       7/1/07 (1)                                B2           250    151,250     800     484,000     1,050         635,250
   Huntsman Polymers Corp. Sr. Notes
       11.75%, 12/1/04                           B1           250    193,750     900     697,500     1,150         891,250
   Laroche Industries, Inc. Series B, Sr.
       Sub. Notes 9.50%, 9/15/07 (2)             Ca                              400      22,000       400          22,000
   Lyondell Chemical Co. Series B, Secured
       Notes 9.875%, 5/1/07                      Ba3          250    243,125     500     486,250       750         729,375
   NL Industries, Inc. Sr. Secured Notes
       11.75%, 10/15/03*                         B1           119    120,785     198     200,970       317         321,755
   Philipp Brothers Chemicals, Inc. Gtd.
       9.875%, 6/1/08                            B3           150    108,750                           150         108,750
   Sterling Chemical Holdings, Inc. Sr.
       Secured Discount Notes 0.00%,
       8/15/08 (3)                              Caa1                           1,000     110,000     1,000         110,000
   Sterling Chemicals, Inc. Sr. Sub. Notes
       11.75%, 8/15/06                           B3                              434     210,490       434         210,490
   Texas Petrochemical Corp. Series B, Sr.
       Sub. Notes 11.125%, 7/1/06*              Caa1          250    190,000     350     266,000       600         456,000
                                                                   ---------           ---------                 ---------
Group Total                                                        1,007,660           3,362,210                 4,369,870

Construction & Building Materials(1.6%)
   AFC Enterprises Sr. Sub. Notes 10.25%,
      5/15/07                                      B2                            500     472,500       500         472,500
   American Architectural Products Corp. Gtd.
      Sr. Notes 11.75%, 12/1/07 (2)                Ca         250     66,250   1,150     304,750     1,400         371,000
   Brand Scaffold Services, Inc. Sr. Notes
      10.25%, 2/15/08                              B3         150    135,561     250     225,938       400         361,499
   Collins & Aikman Floor Coverings, Inc.
      Series B, Sr. Sub. Notes 10.00%, 1/15/07*    B2         250    245,000   1,000     785,000     1,250       1,030,000
   D.R. Horton, Inc. Sr. Sub. Notes 9.75%,
      9/15/10                                     Ba3                            150     141,750       150         141,750
   Dayton Superior Corp. Gtd. 13.00%, 6/15/09      B3         250    226,250   1,000     905,000     1,250       1,131,250
   International Utility Structures, Inc.
      Yankee Sr. Sub. Notes 10.75%, 2/1/08        Caa1        150    102,750     500     342,500       650         445,250
   MMI Products, Inc. Series B, Sr. Sub. Notes
      11.25%, 4/15/07                              B2                            250     245,000       250         245,000
   Presley Companies Sr. Notes 12.50%, 7/1/01*    Caa3        250    233,750                           250         233,750
                                                                  ----------           ---------                 ---------
Group Total                                                        1,009,561           3,422,438                 4,431,999

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
Consumer Products & Services (2.5%)
   Coinstar, Inc. Sr. Discount Notes
       13.00%, 10/1/06                          N/R          $350   $360,500  $1,700  $1,751,000    $2,050      $2,111,500
   Doskocil Manufacturing Co., Inc. Gtd.
       Sr. Sub. Notes 10.125%, 9/15/07           B3                              500     127,500       500         127,500
   Drypers Corp. Series B, Sr. Notes
       10.25%, 6/15/07                           Ca           150     13,125     250      21,875       400          35,000
   Fort James Corp. Sr. Notes 6.234%,
       3/15/01*                                 Baa3                              45      44,814        45          44,814
   Holmes Products Corp. Gtd. Sr. Sub.
       Notes 9.875%, 11/15/07                    B3           200     89,000     800     356,000     1,000         445,000
   Indesco International, Inc. Gtd. Sr.
       Sub. Notes 9.75%, 4/15/08 (2)             B3                              600     117,000       600         117,000
   Jordan Industries, Inc. Series B, Sr.
       Notes 10.375%, 8/1/07                     B3           225    190,125   1,150     971,750     1,375       1,161,875
   Jostens, Inc. Sr. Sub. Notes 12.75%,
       5/1/10 (1)                                B3           250    226,250     650     588,250       900         814,500
   Knology Holdings, Inc. Sr. Discount
       Notes 0.00%, 10/15/07 (3)                N/R           250     48,750   1,000     195,000     1,250         243,750
   Packaged Ice, Inc. Gtd. Sr. Notes
       9.75%, 2/1/05                             B3                              100      79,500       100          79,500
   Playtex Products, Inc. Series B, Gtd.
       Sr. Notes 8.875%, 7/15/04                 B1           200    191,000     225     214,875       425         405,875
   Scotts Co. Sr. Sub. Notes 8.625%,
       1/15/09 (1)                               B2           250    243,750     500     487,500       750         731,250
   Sealy Mattress Co. Gtd. Sr. Sub. Notes
       9.875%, 12/15/07                          B3                              200     194,000       200         194,000
   United Rentals, Inc. Sr. Sub. Notes
       9.25%, 1/15/09                            B1           250    191,250     500     382,500       750         573,750
                                                                   ---------           ---------                 ---------
Group Total                                                        1,553,750           5,531,564                 7,085,314

Electronics (1.0%)
   Aavid Thermal Technologies, Inc. Gtd.
       12.75%, 2/1/07                             B2          150    128,250                           150         128,250
   Condor Systems, Inc. Gtd. 11.875%, 5/1/09      B3          150     99,375     500     331,250       650         430,625
   Details, Inc. Series B, Sr. Sub. Notes
       10.00%, 11/15/05*                          B3          250    231,250     500     462,500       750         693,750
   Metromedia Fiber Network, Inc. Series B,
       Sr. Notes 10.00%, 11/15/08                 B2          250    208,750                           250         208,750
   Numatics, Inc. Series B, Gtd. 9.625%, 4/1/08   B3          200    125,000                           200         125,000
   Unisys Corp.: Sr. Notes 11.75%, 10/15/04       Ba1         100    106,000     225     238,500       325         344,500
       7.875%, 4/1/08                             Ba1                            250     233,125       250         233,125
   Viasystems, Inc.: Sr. Sub. Notes 9.75%,
       6/1/07                                     B3          250    199,375     400     319,000       650         518,375
   Series B, Sr. Sub. Notes 9.75%, 6/1/07         B3                             150     119,625       150         119,625
                                                                   ---------           ---------                 ---------
Group Total                                                        1,098,000           1,704,000                 2,802,000

Energy (7.2%)
   AES Corp. Sr. Notes 9.50%, 6/1/09              Ba1         250    260,000                           250         260,000
   Abraxas Petroleum Corp. Series D, Sr.
       Notes. 11.50%, 11/1/04                    Caa3         200    179,000   1,254   1,122,330     1,454       1,301,330
   Bellwether Exploration Co. Gtd. Sr. Sub.
       Notes 10.875%, 4/1/07                      B3          250    238,750   1,250   1,193,750     1,500       1,432,500
   CMS Energy Corp. Sr. Notes 7.50%, 1/15/09      Ba3                            250     229,632       250         229,632
   CMS Energy/Atlantic Methanol Secured
       Notes 10.875%, 12/15/04 (1)                B1          250    251,250                           250         251,250
   Calpine Corp. Sr. Notes 7.75%, 4/15/09         Ba1         150    139,969     550     513,220       700         653,189
   Canadian Forest Oil Ltd. Gtd. Sr. Sub.
       Notes 8.75%, 9/15/07                       B2          250    246,875     500     493,750       750         740,625
   Clark R & M, Inc. Sr. Notes 8.625%, 8/15/08    Ba3                            350     264,250       350         264,250
   Cliffs Drilling Co. Series D, Gtd. Sr.
       Notes 10.25%, 5/15/03                      Ba3         250    254,687   1,100   1,120,625     1,350       1,375,312
   Cogentrix Energy, Inc. Gtd. Unsecured
       Notes 8.75%, 10/15/08                     Baa3                          1,000   1,021,839     1,000       1,021,839
   Conoco, Inc. Sr. Notes 5.90%, 4/15/04*         A3                             220     217,976       220         217,976
   Continental Resources Gtd. Sr. Notes
       10.25%, 8/1/08                            Caa1         150    130,875     250     218,125       400         349,000
   Contour Energy Co. Gtd. 14.00%, 4/15/03        B3          318    332,310     901     941,545     1,219       1,273,855
   Dominion Resources, Inc. Sr. Notes
       8.125%, 6/15/10*                          Baa1                            185     200,160       185         200,160

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
   Duke Energy Field Services: Notes
       7.50%, 8/16/05*                           Baa2                           $115    $119,799      $115        $119,799
       7.875%, 8/16/10*                          Baa2                             90      96,094        90          96,094
   El Paso Energy Corp. Sr. Notes
       6.75%, 5/15/09*                           Baa2                            255     251,784       255         251,784
   Energy Corp. of America Series A, Sr.
       Sub. Notes 9.50%, 5/15/07                 Caa1        $250   $199,375                           250         199,375
   FPL Group Capital, Inc. Gtd.
       6.875%, 6/1/04*                            A2                             380     385,521       380         385,521
   Frontier Oil Corp. Series A, Sr. Notes
       9.125%, 2/15/06                            B2          200    178,250                           200         178,250
       11.75%, 11/15/09                           B2          250    249,063     800     797,000     1,050       1,046,063
   Giant Industries, Inc. Gtd. Sr. Sub.
       Notes 9.00%, 9/1/07                        B2                             500     457,500       500         457,500
   Gothic Production Corp. Series B, Gtd.
       Sr. Secured Notes 11.125%, 5/1/05          B3                             800     860,000       800         860,000
   H.S. Resources, Inc.: Sr. Sub. Notes
       9.875%, 12/1/03                            B2                             500     507,500       500         507,500
   Gtd. Sr. Sub. Notes 9.25%, 11/15/06            B2          250    252,500     600     606,000       850         858,500
   Key Energy Services, Inc. Sr. Sub.
       Notes 14.00%, 1/15/09*                     B3          250    285,000   1,250   1,425,000     1,500       1,710,000
   KeySpan Corp. Notes 7.25%, 11/15/05*           A3                             185     192,502       185         192,502
   Keyspan Gas East Unsub. Notes 7.875%, 2/1/10   A2                             230     247,247       230         247,247
   Nuevo Energy Co. Series B, Sr. Sub.
       Notes 9.50%, 6/1/08                        B1          150    152,250                           150         152,250
   Occidental Petroleum Corp. Sr. Notes
       7.375%, 11/15/08*                         Baa3                            140     144,029       140         144,029
   Ocean Energy, Inc. Series B, Gtd.
       8.375%, 7/1/08                            Ba3          150    153,375                           150         153,375
   Pacific Gas & Electric Co. Sr. Notes
       7.375%, 11/1/05 (1)*                       A2                              55      45,952        55          45,952
   Parker Drilling Co. Series D, Gtd.
       9.75%, 11/15/06                            B1          250    252,500     500     505,000       750         757,500
   Phillips Petroleum Co.: Notes 8.50%, 5/25/05* Baa2                             35      37,893        35          37,893
       8.75%, 5/25/10*                           Baa2                             55      62,922        55          62,922
   Plains Resources, Inc. Series B, Gtd.
       Sr. Sub. Notes 10.25%, 3/15/06             B2                             375     376,875       375         376,875
   Southwest Royalties, Inc. Series B, Gtd.
       Sr. Notes 10.50%, 10/15/04                 Caa         450    383,625     850     724,625     1,300       1,108,250
   Triton Energy, Ltd. Sr. Notes 8.875%,
       10/1/07                                    Ba3         200    203,250                           200         203,250
   Wiser Oil Co. Gtd. Sr. Sub. Notes 9.50%,
       5/15/07                                   Caa3         250    201,250     450     362,250       700         563,500
                                                                   ---------          ----------                ----------
Group Total                                                        4,544,154          15,742,695                20,286,849

Entertainment (2.1%)
   Ackerley Group, Inc. Series B, Sr. Sub.
       Notes 9.00%, 1/15/09                       B2          250    220,000                           250         220,000
   American Skiing Co. Series B, Sr. Sub.
       Notes 12.00%, 7/15/06                     Caa3         200    161,000      425    342,125       625         503,125
   Bally Total Fitness Holdings Series D, Sr.
       Sub. Notes 9.875%, 10/15/07*               B3          150    139,875      350    326,375       500         466,250
   Booth Creek Ski Holdings, Inc. Series B,
       Sr. Sub. Notes 12.50%, 3/15/07            Caa1         250    183,750    1,000    735,000     1,250         918,750
   Cinemark U.S.A., Inc. Series D, Sr. Sub.
       Notes 9.625%, 8/1/08                      Caa          200    131,000      250    163,750       450         294,750
   KSL Recreation Group, Inc. Series B, Sr.
       Sub. Notes 10.25%, 5/1/07                  B2                              430    423,550       430         423,550
   Loews Cineplex Sr. Sub. Notes 8.875%, 8/1/08   B3                              900    139,500       900         139,500
   Outboard Marine Corp. Series B, Gtd. Sr.
       Notes 10.75%, 6/1/08                       B3                              500    102,500       500         102,500
   PTI Holdings, Inc. Sub. Notes 7.00%, 12/17/02  N/R         507    684,335                           507         684,335
   Premier Parks, Inc. Sr. Notes 9.75%, 6/15/07   B3          150    146,250                           150         146,250
   Production Resource Group, LLC/PRG Finance
       Group Gtd. Sr. Sub. Notes 11.50%, 1/15/08* N/R         250    126,250      750    378,750     1,000         505,000
   Regal Cinemas, Inc.: Sr. Sub. Notes
       9.50%, 6/1/08                              Ca           50      3,375    1,400     94,500     1,450          97,875
       8.875%, 12/15/10                           Ca          250     16,875                           250          16,875
   Silver Cinemas, Inc. Sr. Sub. Notes
       10.50%, 4/15/05 (2)                       Caa1                           1,900    152,000     1,900         152,000
   Time Warner, Inc.: Debentures 7.48%, 1/15/08* Baa1                             210    215,460       210         215,460

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
   Notes 8.11%, 8/15/06*                         Baa1                            $ 60  $  63,722    $   60      $   63,722
   Yanknets LLC/ Yanknets CP Sr. Notes
       12.75%, 3/1/07 (1)(5)                      B1         $250   $242,500      800    776,000     1,050       1,018,500
                                                                   ---------           ---------                 ---------
Group Total                                                        2,055,210           3,913,232                 5,968,442

Financial Services (2.6%)
   Allstate Corp. Sr. Notes 7.875%, 5/1/05*       A1                             135     142,862       135         142,862
   Associates Corp. Sr. Notes 6.25%, 11/1/08*     A1                             400     386,286       400         386,286
   Bank of America Corp. Notes 7.875%, 5/16/05*   Aa2                            100     105,644       100         105,644
   Sub. Notes 7.80%, 2/15/10*                     Aa3                            345     359,657       345         359,657
   Chase Manhattan Corp. Sub. Notes 7.00%,
       11/15/09*                                  A1                             260     259,245       260         259,245
   Citicorp Series F, Sub. Notes 6.375%,
       11/15/08*                                  A1                             140     136,216       140         136,216
   Citigroup, Inc. Sub. Notes 7.25%, 10/1/10*     Aa3                            100     103,217       100         103,217
   Conseco Finance Trust III Bonds 8.796%,
       4/1/27*                                    Caa                             55      21,175        55          21,175
   Conseco, Inc.: Notes 6.40%, 2/10/03*           B1                             155     118,575       155         118,575
       9.00%, 10/15/06*                           B1                             100      70,000       100          70,000
   Duke Capital Corp. Sr. Notes 7.25%, 10/1/04*   A3                             405     417,605       405         417,605
   ERAC USA Finance Co. Notes 7.95%,
       12/15/09 (1)*                             Baa1                             50      49,631        50          49,631
   Enron Corp. Notes 7.875%, 6/15/03*            Baa1                             60      62,002        60          62,002
   Finova Capital Corp.: Notes 6.55%, 11/15/02*  Baa1                            155      94,990       155          94,990
       7.25%, 11/8/04*                           Baa1                            135      81,143       135          81,143
   Ford Motor Credit Co. Notes 7.875%, 6/15/10*   A2                             290     299,341       290         299,341
   GE Global Insurance Notes 7.50%, 6/15/10*      Aa1                            355     378,485       355         378,485
   General Electric Capital Corp. Notes 7.00%,
       2/3/03                                     Aaa                            375     382,901       375         382,901
   General Motors Acceptance Corp. Notes
       7.50%, 7/15/05*                            A2                             375     384,315       375         384,315
   Goldman Sachs Group, Inc. Sr. Unsub.
       Notes 7.80%, 1/28/10*                      A1                             175     184,333       175         184,333
   Hanvit Bank Sub. Notes 11.75%, 3/1/10          Ba3         150    146,390                           150         146,390
   John Hancock Global Funding II Notes
       7.90%, 7/2/10 (1)*                         Aa2                            240     259,728       240         259,728
   Lehman Brothers Holdings, Inc.: Notes
       6.625%, 4/1/04*                            A2                              50      49,871        50          49,871
       8.25%, 6/15/07*                            A2                              60      63,027        60          63,027
   Madison River Capital/ Finance Sr.
       Notes 13.25%, 3/1/10*                     Caa1         250    163,750   1,250     818,750     1,500         982,500
   Morgan Stanley Dean Witter & Co. Notes
       7.75%, 6/15/05*                            Aa3                             95      99,919        95          99,919
   Potomac Capital Investment Corp. Notes
       7.55%, 11/19/01 (1)*                       A3                             150     151,863       150         151,863
   Sovereign Bancorp Sr. Notes 10.50%, 11/15/06   Ba3         250    247,500                           250         247,500
   US West Cap Funding, Inc. Gtd. 6.875%,
       8/15/01 (1)*                              Baa1                            120     120,302       120         120,302
   Wells Fargo & Co.: Sr. Notes 7.25%, 8/24/05*   Aa2                            180     187,498       180         187,498
       Subordinated 7.55%, 6/21/10*               Aa2                            100     106,016       100         106,016
   Westfed Holdings Sr. Debentures 15.50%,
       9/15/99 (2)                               N/R          250     85,000   1,750     595,000     2,000         680,000
   Windsor Woodmont Black Hawk Units
       13.00%, 3/15/05                           N/R          200    198,000                           200         198,000
                                                                     -------           ---------                 ---------
Group Total                                                          840,640           6,489,597                 7,330,237

Food & Beverages (1.9%)
   Archibald Candy Corp. Gtd. Sr. Secured
       Notes 10.25%, 7/1/04                       B3          250    123,750   1,000     495,000     1,250         618,750
   Aurora Foods, Inc. Series B, Sr. Sub.
       Notes 9.875%, 2/15/07                     Caa1         250    179,375     900     645,750     1,150         825,125
   B & G Foods, Inc. Gtd. 9.625%, 8/1/07          B3          200    129,500     500     323,750       700         453,250

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
   Carrols Corp. Gtd. 9.50%, 12/1/08              B3         $150    $97,875                          $150         $97,875
   Eagle Family Foods Series B, Gtd. Sr.
       Notes 8.75%, 1/15/08                       B3                            $450    $227,250       450         227,250
   Fleming Companies, Inc. Sr. Sub. Notes
       10.50%, 12/1/04                            B3          200    156,000     700     546,000       900         702,000
   Kroger Co. Sr. Notes 7.625%, 9/15/06*         Baa3                            400     416,412       400         416,412
   Premier International Foods, plc Sr.
       Notes 12.00%, 9/1/09                       B3          400    330,000   1,000     825,000     1,400       1,155,000
   Stater Brothers Holdings, Inc. Sr.
       Notes 10.75%, 8/15/06                      B2          250    206,250     500     412,500       750         618,750
   Vlasic Foods International, Inc. Sr.
       Sub. Notes 10.25%, 7/1/09                  C           150     33,750     500     112,500       650         146,250
                                                                   ---------           ---------                 ---------
Group Total                                                        1,256,500           4,004,162                 5,260,662

Health Care (1.3%)
   American General Corp. Notes 7.50%, 8/11/10*  A2                               65      68,275        65          68,275
   ICN Pharmaceutical Sr. Notes 8.75%,
       11/15/08                                  Ba3          250    251,250     500     502,500       750         753,750
   Icon Health & Fitness, Inc. Gtd. 12.00%,
       9/27/05                                   N/R                             222     122,100       222         122,100
   Insight Health Services Corp. Gtd. Sr.
       Sub. Notes 9.625%, 6/15/08                B3           200    187,000                           200         187,000
   Meditrust Conv. Debentures 7.50%, 3/1/01*     B2                            2,000   1,950,000     2,000       1,950,000
   Paracelsus Healthcare Sr. Sub. Notes
       10.00%, 8/15/06 (2)                       B3                              750     300,000       750         300,000
   Unilab Finance Corp. Sr. Sub. Notes
       12.75%, 10/1/09 (1)                       B3           150    163,500                           150         163,500
                                                                     -------           ---------                 ---------
Group Total                                                          601,750           2,942,875                 3,544,625

Industrial Goods & Materials (1.8%)
   AAF-McQuay, Inc. Sr. Notes 8.875%, 2/15/03    N/R          150    129,750                           150         129,750
   APCOA, Inc. Gtd. Sr. Notes 9.25%, 3/15/08    Caa1                             430     144,050       430         144,050
   Applied Extrusion Technologies Corp. Sr.
       Notes 11.50%, 4/1/02                      B2           250    147,500                           250         147,500
   Atlantis Plastics, Inc. Sr. Notes
       11.00%, 2/15/03                           N/R          250    171,250     585     400,725       835         571,975
   CLARK Material Handling Co. Gtd. Sr.
       Notes 10.75%, 11/15/06 (2)                B1                              550      30,938       550          30,938
   Elgar Holdings Corp. Gtd. 9.875%, 2/1/08      B2                              200     130,000       200         130,000
   GSI Group, Inc. Gtd. 10.25%, 11/1/07          B2           150    114,750                           150         114,750
   Haynes International, Inc. Sr. Notes
       11.625%, 9/1/04                          Caa1          250    176,250     500     352,500       750         528,750
   Holley Performance Products Sr. Notes
       12.25%, 9/15/07 (1)                       B3           250    133,750     500     267,500       750         401,250
   International Knife & Saw, Inc. Sr.
       Sub. Notes 11.375%, 11/15/06*             B3                              750     373,125       750         373,125
   Jackson Products, Inc. Series B, Gtd.
       9.50%, 4/15/05                            B3           100     86,500                           100          86,500
   Motors & Gears, Inc. Series D, Sr.
       Notes 10.75%, 11/15/06                    B3           100     89,500   1,600   1,432,000     1,700       1,521,500
   Neenah Corp. Series B, Sr. Sub. Notes
       11.125%, 5/1/07                           B3                              250     182,500       250         182,500
   Park-Ohio Industries, Inc. Sr. Sub.
       Notes 9.25%, 12/1/07                      B2           200    151,000     400     302,000       600         453,000
   Thermadyne Manufacturing, LLC/
       Thermadyne Capital Corp. Gtd.
       Sr. Sub. Notes 0.00%, 6/1/08 (3)          B3                              975     190,500       975         190,500
   Thermadyne Holdings Corp. Sr. Discount
       Notes 9.875%, 6/1/08                     Caa1                             300      14,625       300          14,625
                                                                   ---------           ---------                 ---------
Group Total                                                        1,200,250           3,820,463                 5,020,713

Medical (0.1%)
   Triad Hospitals Holdings Series B, Gtd.
       11.00%, 5/15/09                           B3           200    212,250                           200         212,250

Metals & Mining (1.6%)
   AK Steel Corp. Sr. Notes 9.125%, 12/15/06     Ba2          250    239,375                           250         239,375

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
   Alcoa, Inc. Notes 7.375%, 8/1/10*              A1                           $ 155    $164,078    $  155        $164,078
   Algoma Steel, Inc. Yankee First Mortgage
       Notes 12.375%, 7/15/05                     B2         $250    $89,375   1,000     357,500     1,250         446,875
   Bayou Steel Corp. First Mortgage Notes
       9.50%, 5/15/08*                            B2                             500     178,750       500         178,750
   GS Technologies Operating Co. Sr.
       Notes 12.00%, 9/1/04                       Ca          150      5,250     525      18,375       675          23,625
   Kaiser Aluminum & Chemical Corp. Series D,
       Sr. Notes 10.875%, 10/15/06                B2                             675     529,875       675         529,875
   Lodestar Holdings, Inc. Sr. Notes 11.50%,
       5/15/05 (2)                               Caa2                            800      74,000       800          74,000
   Metallurg, Inc. Series B, First Mortgage
       Gtd. Sr. Notes 11.00%, 12/1/07             B3          250    201,250     950     764,750     1,200         966,000
   National Steel Corp. Series D, First
       Mortgage Bonds 9.875%, 3/1/09              B2          250    101,250     750     303,750     1,000         405,000
   Sheffield Steel Corp. Series B, First
       Mortgage Bonds 11.50%, 12/1/05             Caa         250    113,750     750     341,250     1,000         455,000
   WCI Steel, Inc. Series B, Sr. Secured
       Notes 10.00%, 12/1/04                      B2          250    178,750     925     661,375     1,175         840,125
   Weirton Steel Corp. Sr. Notes 11.375%,
       7/1/04                                     B2          200     83,000     500     207,500       700         290,500
   Wheeling-Pittsburg Corp. Sr. Notes
       9.25%, 11/15/07 (2)                       Caa3         250      9,375     750      28,125     1,000          37,500
                                                                   ---------           ---------                 ---------
Group Total                                                        1,021,375           3,629,328                 4,650,703

Packaging/Containers (2.6%)
   AEP Industries, Inc. Sr. Sub. Notes
       9.875%, 11/15/07                          B3           400    342,000     250     213,750       650         555,750
   Amtrol, Inc. Sr. Sub. Notes 10.625%,
       12/31/06                                  B3           200    160,000     400     320,000       600         480,000
   BPC Holding Corp. Series B, Sr. Secured
       Notes 12.50%, 6/15/06                    Caa3                           1,090     594,200     1,090         594,200
   BWAY Corp. Gtd. Sr. Sub. Notes 10.25%,
       4/15/07                                   B2           150    138,000                           150         138,000
   Berry Plastics Corp. Series B, Gtd.
       11.00%, 7/15/07 (1)                       B3           150    108,750                           150         108,750
   Container Corp. of America Gtd. Sr.
       Notes 9.75%, 4/1/03                       B2           250    251,250     500     502,500       750         753,750
   Crown Packaging Enterprises, Ltd. Yankee
       Sr. Secured Discount Notes 0.00%,
       8/1/06 (3)                                Ca           925         93   2,450         245     3,375             338
   Fonda Group, Inc. Sr. Sub. Notes
       9.50%, 3/1/07                             B3           250    196,250     750     588,750     1,000         785,000
   Four M Corp. Series B, Sr. Notes
       12.00%, 6/1/06                           Caa2                             500     482,500       500         482,500
   Gaylord Container Corp. Series B, Sr.
       Notes 9.75%, 6/15/07                     Caa1          250    158,750     700     444,500       950         603,250
   Huntsman Packaging Corp. Gtd.
       13.00%, 6/1/10                            B3           300    168,000     700     392,000     1,000         560,000
   Owens-Illinois, Inc. Sr. Note 8.10%,
       5/15/07                                   B1           250    136,250   1,000     545,000     1,250         681,250
   Radnor Holdings, Inc. Series B, Gtd.
       Sr. Notes 10.00%, 12/1/03                 B2           400    342,500     500     428,125       900         770,625
   Stone Container Finance Co. Yankee
       Gtd. Sr. Notes 11.50%, 8/15/06            B2           250    260,000     530     551,200       780         811,200
                                                                   ---------           ---------                 ---------
Group Total                                                        2,261,843           5,062,770                 7,324,613

Paper & Forest Products (2.6%)
   Abitibi-Consolidated, Inc. Yankee Bonds
       8.55%, 8/1/10*                           Baa3          250    206,250     270     272,052       270         272,052
   Ainsworth Lumber Co., Ltd. Yankee Sr.
       Secured Notes 12.50%, 7/15/07             B2                            1,900   1,567,500     2,150       1,773,750
   American Tissue, Inc. Series B, Gtd.
       12.50%, 7/15/06                           B3                              340     273,700       340         273,700
   Color Spot Nurseries Sr. Sub. Notes
       10.50%, 12/15/07                         Caa           200     77,000   1,000     385,000     1,200         462,000
   Crown Paper Co. Sr. Sub. Notes 11.00%,
       9/1/05 (2)                                B3           250     19,375     800      62,000     1,050          81,375
   Doman Industries, Ltd. Yankee Sr. Notes
       8.75%, 3/15/04                           Caa1          150    146,250     250     106,250       400         252,500
   QUNO Corp. Yankee Sr. Notes 9.125%,
       5/15/05*                                 Baa3                             315     329,289       315         329,289
   Repap New Brunswick, Inc. Sr. Secured
       Debentures 10.625%, 4/15/05*              Ba2           200    207,250     800     829,000     1,000       1,036,250
   Riverwood International Corp. Gtd. Sr.
       Notes 10.875%, 4/1/08                    Caa1          250    226,250     900     814,500     1,150       1,040,750
   SD Warren Co. Debentures 14.00%, 12/15/06    Ba3           603    656,780     995   1,084,140     1,598       1,740,920
                                                                   ---------           ---------                 ---------
Group Total                                                        1,539,155           5,723,431                 7,262,586

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
Publishing & Information Services (2.2%)
   American Lawyer Media Holdings, Inc.
       Gtd. Sr. Notes 9.75%, 12/15/07             B2         $150   $132,000    $450    $396,000      $600        $528,000
   American Media Operation Sr. Sub.
       Notes 10.25%, 5/1/09 (1)                   B2          250    244,375                           250         244,375
   Ampex Corp. Series B, Sr. Notes
       12.00%, 3/15/03                            N/R         250    125,000     750     375,000     1,000         500,000
   Earthwatch, Inc. Sr. Discount Notes
       13.00%, 7/15/07                            N/R         250    176,250     900     634,500     1,150         810,750
   Hollinger International Publishing Gtd.
       Sr. Notes 9.25%, 3/15/07                   Ba3         150    150,750   1,000   1,005,000     1,150       1,155,750
   Lamar Advertising Co. Gtd. Sr. Sub.
       Notes 9.625%, 12/1/06                      B1                             250     258,750       250         258,750
   Liberty Group Operating Gtd. 9.375%,
       2/1/08                                    Caa1         100     75,500                           100          75,500
   Liberty Group Publishing, Inc. Sr.
       Discount Debentures 0.00%, 2/1/09 (3)      Caa         300    148,500     600     297,000       900         445,500
   Mentus Media Corp. Units 12.00%, 2/1/03        N/R         464    185,712   1,795     717,832     2,258         903,544
   Premier Graphics, Inc. Gtd. 11.50%,
       12/1/05 (2)                               Caa3         500     17,500   1,500      52,500     2,000          70,000
   Printpack, Inc. Series B, Sr. Sub.
       Notes 10.625%, 8/15/06                    Caa1                            300     283,500       300         283,500
   Tri-State Outdoor Media Sr. Notes
       11.00%, 5/15/08                            N/R         300    229,500   1,023     782,595     1,323       1,012,095
                                                                   ---------           ---------                 ---------
Group Total                                                        1,485,087           4,802,677                 6,287,764

Real Estate (0.2%)
   Bluegreen Corp. Gtd. Sr. Secured Notes
       10.50%, 4/1/08                             B3          200    107,000   1,000     535,000     1,200         642,000
   EOP Operating, L.P. Sr. Notes 6.375%,
       2/15/03*                                  Baa1                             65      64,541        65          64,541
                                                                     -------             -------                   -------
Group Total                                                          107,000             599,541                   706,541

Restaurants, Hotels & Gaming (6.5%)
   AFC Enterprises Sr. Sub. Notes 10.25%,
       5/15/07                                    B2          150    141,750                           150         141,750
   American Restaurant Group, Inc. Gtd.
       Sr. Secured Notes 11.50%, 2/15/03          B3          225    203,625     674     609,970       899         813,595
   AmeriKing, Inc. Sr. Notes 10.75%, 12/1/06      B3                             250     101,250       250         101,250
   Argosy Gaming Co. Gtd 10.75%, 6/1/09           B2          100    104,750                           100         104,750
   Autotote Corp. Sr. Sub. Notes  12.25%,
       8/15/10 (1)                                B3          200    189,000     865     817,425     1,065       1,006,425
   Aztar Corp. Sr. Sub. Notes 8.875%,
       5/15/07                                    B2          250    242,500     500     485,000       750         727,500
   Boyd Gaming Corp. Sr. Sub. Notes
       9.50%, 7/15/07                             B1          250    222,500     150     133,500       400         356,000
   CapStar Hotel Co. Sr. Sub. Notes
       8.75%, 8/15/07                             Ba3                            375     349,688       375         349,688
   Coast Hotels & Casinos, Inc. Gtd.
       9.50%, 4/1/09                              B3          200    194,750     500     486,875       700         681,625
   Fitzgeralds Gaming Corp. Series B, Gtd.
       Sr. Notes 12.25%, 12/15/04 (2)            Caa3         200    121,000     500     302,500       700         423,500
   Friendly Ice Cream Corp. Gtd. Sr.
       Notes 10.50%, 12/1/07                      B3          250    146,250     800     468,000     1,050         614,250
   HMH Properties Series B, Gtd. Sr.
       Notes 7.875%, 8/1/08                       Ba2         250    241,250     500     482,500       750         723,750
   Hard Rock Hotel, Inc. Sr. Sub. Notes
       9.25%, 4/1/05                              Caa         400    358,000   1,400   1,253,000     1,800       1,611,000
   Hollywood Park, Inc. Series B, Gtd.
       Sr. Sub. Notes 9.50%, 8/1/07               B2          200    203,000     675     685,125       875         888,125
   Horseshoe Gaming Holdings: Series B,
       Sr. Sub. Notes 9.375%, 6/15/07             B2          300    302,250     750     755,625     1,050       1,057,875
       8.625%, 5/15/09                            B2          250    245,938     750     737,813     1,000         983,751
   ITT Corp. Notes 6.75%, 11/15/05*               Ba1                             45      43,770        45          43,770
   Intrawest Corp. Sr. Notes 9.75%, 8/15/08       B1                             250     252,500       250         252,500
   Isle of Capri Casinos, Inc. Sr. Sub.
       Notes 8.75%, 4/15/09                       B2          250    222,500     450     400,500       700         623,000
   Jazz Casino Co. LLC Sr. Sub. Notes
       5.987%, 11/15/09 (8)                       N/R         159     18,303                           159          18,303
   Lodgian Financing Corp. Sr. Sub.
       Notes 12.25%, 7/15/09                      B3                             500     452,500       500         452,500
   MGM Mirage, Inc. Gtd. 8.50%, 9/15/10*         Baa3         200    210,000      80      82,471       280         292,471

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
   Majestic Star Casino, LLC Secured Notes
       10.875%, 7/1/06 (1)                        B2         $250   $216,250    $500    $432,500      $750        $648,750
   Mandalay Resort Group Sr. Sub. Notes
       9.25%, 12/1/05                             Ba3         150    147,000     150     147,000       300         294,000
   Mohegan Tribal Gaming Authority Sr.
       Notes 8.125%, 1/1/06                       Ba2         200    201,500     900     906,750     1,100       1,108,250
   Park Place Entertainment Corp. Sr.
       Sub Notes 9.375%, 2/15/07 (1)              Ba2         250    245,625     500     517,500       750         763,125
   Prime Hospitality Corp. Secured First
       Mortgage Notes 9.25%, 1/15/06              Ba2         250    255,000     850     867,000     1,100       1,122,000
   Romacorp, Inc. Sr. Notes 12.00%, 7/1/06        B3          250    124,063     750     372,188     1,000         496,251
   Station Casinos Sr. Sub. Notes
       9.75%, 4/15/07                             B1          215    218,763   1,400   1,424,500     1,615       1,643,263
                                                                   ---------          ----------                ----------
Group Total                                                        4,775,567          13,567,450                18,343,017

Retail (3.4%)
   Advance Holdings Corp. Series B, Sr.
       Discount Debentures 0.00%,
       4/15/09 (3)                               Caa1         350    120,750   1,500     517,500     1,850         638,250
   Advance Stores Co. Gtd. Sr. Sub.
       Notes 10.25%, 4/15/08                      B3          250    188,750   1,000     755,000     1,250         943,750
   Buhrmann US, Inc. Gtd. 12.25%, 11/1/09         B2          250    252,500     250     252,500       500         505,000
   Dairy Mart Convenience Stores, Inc. Sr.
       Sub. Notes 10.25%, 3/15/04                 B3          251    144,325     275     158,125       526         302,450
   Finlay Enterprises, Inc. Sr.
       Debentures 9.00%, 5/1/08*                  B2                             400     350,000       400         350,000
   Finlay Fine Jewelry Corp. Gtd. Sr.
       Notes 8.375%, 5/1/08                       Ba3                          1,050     939,750     1,050         939,750
   Flooring America, Inc. Series B, Gtd.
       9.25%, 10/15/07 (2)                        C           185      4,623     518      12,943       703          17,566
   Jo-Ann Stores, Inc. Sr. Sub. Notes
       10.375%, 5/1/07                            B2                             250     151,250       250         151,250
   Kmart Corp. Debentures 7.75%, 10/1/12         Baa3         200    143,522   1,175     843,194     1,375         986,716
   Levi Strauss & Co. Notes 7.00%, 11/1/06        Ba3         250    197,500   1,000     790,000     1,250         987,500
   Mrs. Fields Holding, Co. Sr. Discount
       Notes 14.00%, 12/1/05                     Caa2         500    232,500   1,750     813,750     2,250       1,046,250
   Mrs. Fields Original Cookies, Inc.
       Gtd. Sr. Notes 10.125%, 12/1/04 (1)        B2                           1,650   1,419,000     1,650       1,419,000
   Pantry, Inc. Sr. Sub. Notes 10.25%,
       10/15/07                                   B3          200    189,000     550     519,750       750         708,750
   Safelite Glass Corp. Series B, Sr.
       Sub. Notes 9.875%, 12/15/06               N/R          500      6,250   1,500      18,750     2,000          25,000
   Saks, Inc.: Gtd. 7.00%, 7/15/04*              Baa3                             90      65,250        90          65,250
       8.25%, 11/15/08*                          Baa3                             80      48,400        80          48,400
   Target Corp. Notes 7.50%, 8/15/10*             A2                             105     110,908       105         110,908
   Wal-Mart Stores, Inc.: Sr. Notes
       6.55%, 8/10/04*                           Aa2                             250     255,745       250         255,745
       6.875%, 8/10/09*                          Aa2                             215     225,189       215         225,189
                                                                   ---------           ---------                 ---------
Group Total                                                        1,479,720           8,247,004                 9,726,724

Telecommunications (16.6%)
   AMSC Acquisition Co., Inc. Series B,
       Gtd. Sr. Notes 12.25%, 4/1/08             N/R          150     56,250                           150          56,250
   AT&T Corp. Notes 5.625%, 3/15/04*              A2                              45      43,012        45          43,012
       6.00%, 3/15/09*                            A2                              70      62,478        70          62,478
   Alamosa PCS Holdings, Inc. Gtd. 0.00%,
       2/15/10 (3)                               Caa1         200     94,000     400     188,000       600         282,000
   Asia Global Crossings, Ltd. Sr. Notes
       13.375%, 10/15/10 (1)                      B2          250    216,875   1,000     867,500     1,250       1,084,375
   British Telecom plc Notes 7.625%,
       12/15/05*                                  A2                              50      50,649        50          50,649
   Carrier1 International SA Sr. Notes
       13.25%, 2/15/09                            B3          300    210,000                           300         210,000
   COLT Telecom Group, plc Yankee Units
       0.00%, 12/15/06 (3)                        B1                             400     704,000       400         704,000
   COX Communications, Inc. Notes
       7.75%, 11/1/10*                           Baa2                            215     223,661       215         223,661
   Call-Net Enterprises, Inc. Sr.
       Discount Notes 0.00%, 5/15/09 (3)          B2                             500     102,500       500         102,500
   CenturyTel, Inc. Sr. Notes 8.375%,
       10/15/10*                                 Baa2                             55      57,386        55          57,386
   Colo.Com Units 13.875%, 3/15/10                N/R         200    127,000     400     254,000       600         381,000

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
   Concentric Network Corp. Units 12.75%,
       12/15/07                                   N/R        $250   $213,750    $750    $641,250    $1,000        $855,000
   DTI Holdings, Inc. Units 0.00%,
       3/1/08  (3)*                               N/R         300     81,750   1,850     504,125     2,150         585,875
   Dobson/Sygnet Communications, Co. Sr.
       Notes 12.25%, 12/15/08                     B3          250    247,500   1,300   1,287,000     1,550       1,534,500
   Dolphin Telecom plc: Sr. Discount
       Notes 0.00%, 11/1/05  (3)                  Caa         250     36,250                           250          36,250
       0.00%, 6/1/08*                             Caa                            750     108,750       750         108,750
   Series B, Yankee Sr. Discount Notes
       14.00%, 5/15/09                            Caa         300     34,500     700      80,500     1,000         115,000
   e. spire Communications, Inc. Sr.
       Discount Notes 0.00%, 11/1/05 (3)          N/R         750    198,750   2,700     715,500     3,450         914,250
   Energis, plc Sr. Unsub. Notes 9.75%,
       6/15/09 (1)*                               B1          100     91,500                           100          91,500
   Equinix, Inc. Sr. Notes 13.00%, 12/1/07        N/R         200    141,000                           200         141,000
   Exodus Communications, Inc. Sr. Notes
       11.25%, 7/1/08                             B3           50     44,750     550     492,250       600         537,000
   Focal Communications Corp. Sr.
       Discount Notes 0.00%, 2/15/08 (3)          B3          400    170,000   1,400     595,000     1,800         765,000
   GST USA, Inc. Gtd. Sr. Discount Notes
       0.00%, 12/15/05 (3)                        N/R         600    225,000   1,800     675,000     2,400         900,000
   GT Group Telecom, Inc. Sr. Discount
       Notes 13.25%, 2/1/10  (1)                 Caa1         100     33,500     300     100,500       400         134,000
   GTE Corp. Notes 7.51%, 4/1/09*                 A2                             200     207,560       200         207,560
   Global Crossing Holdings, Ltd. Gtd.
       Sr. Notes 9.625%, 5/15/08                  Ba2         250    236,250   1,100   1,039,500     1,350       1,275,750
   Globalstar, L.P./ Globalstar Capital
       Corp.: Sr. Notes 10.75%, 11/1/04*         Caa1         300     39,000   1,000     130,000     1,300         169,000
       11.25%, 6/15/04                           Caa1                            200      26,000       200          26,000
       11.50%, 6/1/05*                           Caa1                            500      65,000       500          65,000
   Golden Sky DBS, Inc. Series B, Sr.
       Discount Notes 0.00%, 3/1/07 (3)          Caa1                            250     162,500       250         162,500
   Hyperion Telecommunications, Inc.
       Series B, Sr. Discount Notes
       0.00%, 4/15/03 (3)                         B3                             450     317,250       450         317,250
   ICG Holdings, Inc.: Gtd. Sr. Discount
       Notes 13.50%, 9/15/05                      Ca          350     40,250     650      74,750     1,000         115,000
       0.00%, 5/1/06 (3)                          Ca          750     68,436     600      69,000       855          98,325
       0.00%, 3/15/07 (3)                         Ca          255     29,325   1,750     159,688     2,500         228,124
   ICG Services, Inc.: Gtd. Sr. Discount
       Notes 0.00%, 2/15/08 (3)                   Ca                             500      42,500       500          42,500
       0.00%, 5/1/08                              Ca          250     21,250   1,350     114,750     1,600         136,000
   ITC Delta Com, Inc. Sr. Notes 11.00%,
       6/1/07                                     B2                             259     203,315       259         203,315
   Innova S. de R.L. Sr. Notes 12.875%,
       4/1/07*                                    B3          385    339,763                           385         339,763
   Insight Midwest/Insight Capital: Sr.
       Notes 9.75%, 10/1/09                       B1          250    249,375     650     648,375       900         897,750
       10.50%, 11/1/10                            B1                             500     521,250       500         521,250
   Interact Operating Co. Notes 14.00%,
       8/1/03 (1)                                 N/R         229         23     544          54       773              77
   Intermedia Communications, Inc.
       Series B, Sr. Discount Notes 0.00%,
       7/15/07 (3)                                B2          300    181,500                           300         181,500
       Sr. Notes 8.875%, 11/1/07                  B2          150    105,750     200     141,000       450         246,750
   KMC Telecom Holdings, Inc. Sr.
       Notes 13.50%, 5/15/09                     Caa2                            500     137,500       500         137,500
   Level 3 Communication, Inc.: Sr.
       Notes 9.125%, 5/1/08                       B3          275    223,437   1,050     853,125     1,325       1,076,562
       Sr. Discount Notes 0.00%, 12/1/08 (3)      B3          300    163,500   1,000     545,000     1,300         708,500
   McLeod USA, Inc.: Sr. Discount Notes
       0.00%, 3/1/07 (3)                          B1          100     83,500     800     668,000       900         751,500
       11.50%, 5/1/09                             B1          150    150,375                           150         150,375
       Sr. Notes 9.25%, 7/15/07                   B1          200    184,000     400     368,000       600         552,000
       9.50%, 11/1/08                             B1                           1,000     915,000     1,000         915,000
   Metromedia Fiber Network, Inc.
       Series B, Sr. Notes 10.00%, 11/15/08       B2                             500     417,500       500         417,500
   Metromedia International Group Series B,
       Sr. Discount Notes 10.50%, 9/30/07         N/R         916    430,699   2,635   1,238,256     3,551       1,668,955
   MetroNet Communications Corp.: Sr.
       Discount Notes 0.00%, 11/1/07 (3)         Baa3         350    311,966   1,100     980,463     1,450       1,292,429

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
       0.00%, 6/15/08                            Baa3        $250   $202,948  $1,000    $811,790    $1,250      $1,014,738
   Microcell Telecommunications, Inc.
       Series B, Yankee Sr. Discount
       Notes 14.00%, 6/1/06                       B3          300    288,000     470     451,200       770         739,200
   Millicom International Cellular Yankee
       Sr. Sub. Discount Notes 0.00%,
       6/1/06  (3)                               Caa1         300    237,000     850     671,500     1,150         908,500
   NEXTLINK Communications, Inc.: Sr.
       Discount Notes 0.00%, 4/15/08  (3)         B2                           1,700     892,500     1,700         892,500
       Sr. Notes 12.50%, 4/15/06                  B2          100     90,500     350     316,750       450         407,250
       10.75%, 11/15/08                           B2          250    207,500     500     415,000       750         622,500
       10.50%, 12/1/09 (1)                        B2          250    201,250                           250         201,250
   Nextel Communications, Inc. Sr.
       Discount Notes 0.00%, 2/15/08 (3)          B1          900    659,250   1,680   1,230,600     2,580       1,889,850
   Orange plc Sr. Notes 9.00%, 6/1/09*            A1                             100     103,250       100         103,250
   Orbital Imaging Corp. Series B, Sr.
       Notes 11.625%, 3/1/05                      N/R                            500      77,500       500          77,500
   Orion Network Systems, Inc. Gtd. Sr.
       Notes 11.25%, 1/15/07                      B2          250    103,750     500     207,500       750         311,250
   PSINet, Inc. Sr. Notes 11.50%, 11/1/08         B3          250     66,250   1,050     288,750     1,300         355,000
   Pagemart Nationwide, Inc. Sr. Discount
       Notes 0.00%, 2/1/05 (3)                    B3          750    528,750   1,750   1,233,750     2,500       1,762,500
   Pegasus Communications Corp.
       Series B, Sr. Notes 12.50%, 8/1/07         B3          250    257,500     750     772,500     1,000       1,030,000
   Qwest Communications International,
       Inc. Sr. Discount Notes 0.00%,
       10/15/07 (3)*                             Baa1         250    229,316   1,100   1,008,983     1,350       1,238,299
       Series B, 0.00%, 2/1/08*                  Baa1         250    218,466                           250         218,466
   RCN Corp.: Series B, Sr. Discount
       Notes 0.00%, 10/15/07 (3)                  B3          150     53,250                           150          53,250
       0.00%, 2/15/08                             B3          300     97,500     900     292,500     1,200         390,000
       Sr. Notes 10.125%, 1/15/10*                B3                             500     257,500       500         257,500
   RSL Communications plc: Yankee Gtd.
       Sr. Notes 9.125%, 3/1/08*                 Caa3         250     11,250     200       9,000       450          20,250
       10.50%, 11/15/08                          Caa3                            250      17,500       250          17,500
       7.875%, 11/15/09                          Caa3                          1,100      77,000     1,100          77,000
   Rhythms Netconnections, Inc.: Sr.
       Notes 12.75%, 4/15/09                      B3                             250      63,750       250          63,750
       Series B, Sr. Discount Notes
       0.00%, 5/15/08 (3)                        Caa1         250     31,250   1,500     187,500     1,750         218,750
   Rogers Cablesystems, Ltd. Series B,
       Yankee Sr. Secured 2nd Priority
       Notes 10.00%, 3/15/05                     Baa3                            250     265,000       250         265,000
   Rogers Cantel, Inc. Yankee Sr. Secured
       Debentures 9.375%, 6/1/08                 Baa3                            350     362,250       350         362,250
   Sprint Capital Corp. Medium Term
       Notes 6.50%, 11/15/01*                    Baa1                            300     300,722       300         300,722
   Sprint Spectrum L.P./ Sprint Spectrum
       Finance Corp. Sr. Notes 11.00%,
       8/15/06                                   Baa2         450    482,895   1,500   1,609,649     1,950       2,092,544
   Star Choice Communications, Inc. Yankee
       Sr. Notes 13.00%, 12/15/05                 B3          200    211,250     500     528,125       700         739,375
   Startec Global Communications Corp.
       Units 12.00%, 5/15/08                     N/R          350    211,313     750     452,813     1,100         664,126
   T/SF Communications Corp. Series B,
       Gtd. Sr. Sub. Notes 10.375%, 11/1/07       B3          200    167,000                           200         167,000
   Telesystem International Wireless
       Series B, Sr. Discount Notes
       13.25%, 6/30/07                           Caa1                            500     250,000       500         250,000
   Teligent, Inc. Sr. Notes 11.50%, 12/1/07      Caa1         300     40,500     650      87,750       950         128,250
   Tritel PCS, Inc. Sr. Discount Notes
       0.00%, 5/15/09  (1)(3)                     B3                             500     345,000       500         345,000
   Triton PCS, Inc. Gtd. 0.00%, 5/1/08 (3)        B3          300    238,500     800     636,000     1,100         874,500
   US Unwired, Inc. Series B, Gtd. 13.375%,
       11/1/09 (1)                               Caa1         400    184,000     700     322,000     1,100         506,000
   Viatel, Inc.: Sr. Notes 11.25%, 4/15/08       Caa1                            850     259,250       850         259,250
       11.50%, 3/15/09 (1)                        B3          343    106,330   1,000     310,000     1,343         416,330
   VoiceStream Wireless Sr. Notes
       10.375%, 11/1/09                           B2          100    107,625     700     753,375       800         861,000
   WebLink Wireless, Inc. Sr. Discount
       Notes 0.00%, 2/1/08                        Caa         300     69,000                           300          69,000

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
   Western Wireless Corp. Sr. Sub. Notes
       10.50%, 2/1/07                             B1         $250   $259,063    $350    $362,688      $600        $621,751
   Williams Communications Group, Inc.:
       Sr. Notes 10.70%, 10/1/07                  B2                             400     310,000       400         310,000
       10.875%, 10/1/09                           B2          250    187,500     500     375,000       750         562,500
   Winstar Communications, Inc. Sr.
       Notes 12.75%, 4/15/10                      B3          250    166,250     750     498,750     1,000         665,000
   Worldcom, Inc. Sr. Notes 7.55%, 4/1/04*        A3                             110     110,386       110         110,386
   Worldwide Fiber, Inc. Sr. Notes
       12.00%, 8/1/09 (1)                         B3          150    112,500     800     600,000       950         712,500
                                                                  ----------          ----------                ----------
Group Total                                                       11,108,230          35,923,478                47,031,708

Textiles/Apparel (1.4%)
   Galey & Lord Gtd. 9.125%, 3/1/08               Ca          250    136,250     750     408,750     1,000         545,000
   Phillips-Van Heusen Corp. Sr. Sub.
       Notes 9.50%, 5/1/08                        B1                             800     748,000       800         748,000
   Pillowtex Corp. Gtd. Sr. Sub. Notes
       10.00%, 11/15/06 (2)                       B2                             500      22,500       500          22,500
   Simmons Co. Series B, Sr. Sub. Notes
       10.25%, 3/15/09                            B3          250    232,500     650     604,500       900         837,000
   Tropical Sportswear International
       Series A, Gtd. Sr. Notes
       11.00%, 6/15/08                            B3          250    213,750     750     641,250     1,000         855,000
   Westpoint Stevens, Inc. Sr. Notes
       7.875%, 6/15/05                            B1          250    187,500     750     562,500     1,000         750,000
   William Carter Co. Series A, Sr. Sub.
       Notes 10.375%, 12/1/06                     B3                             500     487,500       500         487,500
                                                                     -------           ---------                 ---------
Group Total                                                          770,000           3,475,000                 4,245,000

Transportation (1.3%)
   AirTran Airlines, Inc. Yankee Sr.
       Notes 10.50%, 4/15/01                      B2          500    495,000   1,000     990,000     1,500       1,485,000
   Allied Holdings Series B, Gtd. 8.625%,
       10/1/07                                    B1          250    183,750                           250         183,750
   Cenargo International plc First
       Priority Ship Mortgage Notes
       9.75%, 6/15/08                             Ba3         100     78,250                           100          78,250
   First Wave Marine, Inc. Gtd. Sr. Notes
       11.00%, 2/1/08                             B3          100     22,250   1,000     222,500     1,100         244,750
   Golden Ocean Group, Ltd. Gtd. Sr.
       Notes 10.00%, 8/31/01  (2)(6)              N/R         263     42,738   1,148     186,550     1,411         229,288
   Norfolk Southern Corp. Notes 7.875%,
       2/15/04*                                  Baa1                            260     270,050       260         270,050
   Pegasus Shipping (Hellas), Ltd.
       Series A, First Preferred Ship
       Mortgage Notes 11.875%, 11/15/04 (2)       B3                             300     106,500       300         106,500
   Sea Containers, Ltd. Yankee Sr. Notes
       10.75%, 10/15/06                          Ba3          200    145,500     500     363,750       700         509,250
   Trans World Airlines, Inc. Sr. Notes
       11.375%, 3/1/06*                         Caa1          250     48,750   1,500     292,500     1,750         341,250
   Ultrapetrol (Bahamas) Ltd. First
       Mortgage Notes 10.50%, 4/1/08             B1           150    113,250                           150         113,250
                                                                   ---------           ---------                 ---------
Group Total                                                        1,129,488           2,431,850                 3,561,338

TOTAL CORPORATE OBLIGATIONS
 (Cost CGF $69,113,595)                                           52,951,310
                                                                  ----------
 (Cost CIK $242,135,233)                                                             172,739,452
                                                                                     -----------
 (Cost Pro Forma $311,248,828)                                                                                 225,690,762
                                                                                                               -----------

GOVERNMENT & AGENCY SECURITIES (0.7%)

Federal National Mortgage Association (0.2%)
     STRIPS, Series H, Class 2 11.50%, 5/1/09*    Aaa                            416     458,185       416         458,185
                                                                                     -----------               -----------

Government National Mortgage Association (0.0%)
     Various Pools:10.50%,
         9/15/15*                                 Aaa                             33      35,444        33          35,444
         10.50%, 12/15/15*                        Aaa                              3       3,304         3           3,304
         10.50%, 3/15/16*                         Aaa                             25      26,958        25          26,958
         10.50%, 8/15/16*                         Aaa                             33      35,863        33          35,863
                                                                                     -----------               -----------

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
Group Total                                                                             $101,569                  $101,569
                                                                                     -----------               -----------
United States Treasury Notes (0.5%)
     5.75%, 10/31/02*                             Aaa                            $10      10,093       $10          10,093
     5.75%, 8/15/10*                              Aaa                            220     230,639       220         230,639
     7.25%, 5/15/04                               Aaa        $760   $809,189     990     244,886       990       1,054,075
                                                                   ---------         -----------               -----------
Group Total                                                          809,189             485,618                 1,294,807
                                                                   ---------         -----------               -----------

TOTAL GOVERNMENT & AGENCY SECURITIES
 (Cost CGF $784,609)                                                 809,189
                                                                   ---------
 (Cost CIK $1,000,368)                                                                 1,045,372
                                                                                     -----------
 (Cost Pro Forma $1,784,977)                                                                                     1,854,561
                                                                                                               -----------

COLLATERALIZED MORTGAGE OBLIGATIONS (0.7%)
   Aames Mortgage Trust Series 00-1, Class A
       4F 7.76%, 1/25/29*                         Aaa                            135     139,198       135         139,198
   Commercial Mortgage Asset Trust Series
       1999, Class A3 6.64%, 9/17/10*             Aaa                            310     318,004       310         318,004
   Conseco Finance 2000-D A4 8.17%, 12/15/25*     Aaa                             85      89,677        85          89,677
   First Union Series 1997, Class 1 7.38%,
       4/18/29*                                   Aaa                             85      89,631        85          89,631
   GMAC Commercial Mortgage Securities, Inc.:
       6.853%, 9/15/06*                           Aaa                             80      81,778        80          81,778
       6.945%, 9/15/33*                           Aaa                            550     567,286       550         567,286
   Korea Asset Funding Ltd. Series 2000-1A,
       Class 1 8.8912%, 2/10/09  (7)*             Baa2                            50      49,187        50          49,187
   Nomura Asset Securities Corp. Series
       1998-D6, Class A1B6 6.59%, 3/17/28*        Aaa                            310     313,410       310         313,410
   Salomon Brothers Mortgage Securities VII
       Series 2000-C3, Class A2 6.592%,
       10/18/10*                                  Aaa                            280     282,059       280         282,059

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Cost CGF $0)                                                             0
                                                                   ---------
 (Cost CIK $1,903,022)                                                                 1,930,230
                                                                                     -----------
 (Cost Pro Forma $1,903,022)                                                                                     1,930,230
                                                                                                               -----------

ASSET BACKED OBLIGATIONS (1.0%)
   Chase Credit Card Master Trust Series
       1999-3, Class A 6.66%, 1/15/07*            Aaa                            420     430,273       420         430,273
   Constellation Finance, LLC Series 1997-1,
       Class 1 9.80%, 12/15/02  (1)*              N/R                            250     232,500       250         232,500
   Contimortgage Home Equity Loan Trust
       7.22%, 1/15/28*                            Aaa                            125     126,889       125         126,889
   Green Tree Recreational, Equipment &
       Consumer Trust, Consumer Products &
       Equipment Retail Installment Sale
       Contracts Series 1997-C, Class A-1,
       6.49%, 2/15/18*                            N/R                            288     290,217       288         290,217
   MBNA Master Credit Card Trust: Series
       1999-G, Class A 6.35%, 12/15/06*           Aaa                            130     132,205       130         132,205
   Series 1997-I, Class A 6.55%, 1/15/07          Aaa                            160     163,766       160         163,766
   Peco Energy Transition Trust: Series 1999-A,
       Class A7 6.13%, 3/1/09*                    Aaa                            335     336,989       335         336,989
   Series 2000-A, ClassA4 7.65%, 3/1/10*          Aaa                            290     309,646       290         309,646
   Prudential Securities Secured Financing
       Corp. Series 1999-C2, Class A2
       7.193%, 4/15/09*                           Aaa                            385     402,836       385         402,836
   Residential Asset Securities Corp. Series
       1999-KS3, Class AI2 7.075%, 9/25/20*       Aaa                            125     125,742       125         125,742
   UCFC Home Equity Loan: Series 1996-B1,
       Class A7 8.20%, 9/15/27*                   Aaa                            110     112,183       110         112,183
       Series 1998-A, Class A7 6.87%, 7/15/29*    Aaa                             50      48,635        50          48,635

TOTAL ASSET BACKED OBLIGATIONS
 (Cost CGF $0)                                                             0
                                                                   ---------
 (Cost CIK $2,668,771)                                                                 2,711,881
                                                                                     -----------
 (Cost Pro Forma $2,668,771)                                                                                     2,711,881
                                                                                                               -----------

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                        CGF                CIK
                                                  ---------------   -----------------
                                                  Shares            Shares                Shares
                                                   (000)  Value      (000)    Value        (000)        Value
                                                  ------  -----     ------    -----       ------        -----
COMMON STOCKS (1.0%)

Automotive (0.0%)
   Safety Components International, Inc. (4)                      500,000     $62,500   500,000        $62,500
                                                                           ----------               -----------

Broadcasting (0.1%)
   Spanish Broadcasting System, Inc.
       Class B (1)(4)                           35,700    176,269                        35,700         176,269
   UnitedGlobalCom, Inc. Class A (4)             5,442     74,147                         5,442          74,147
                                                       ----------                                   -----------
Group Total                                               250,416                                       250,416
                                                       ==========                                   ===========

Cable (0.0%)
   OpTel, Inc. (1)(4)                              500          5   1,000          10     1,500             15
                                                       ----------          ----------               -----------

Consumer Products & Services (0.0%)
   Crown Packaging Enterprises, Ltd. (4)       100,848      1,008 253,746       2,538   354,594           3,546
                                                       ----------          ----------               -----------

Entertainment (0.1%)
   Premier Cruises, Ltd. (4)(6)*                18,515     48,602  66,653     174,964    85,168         223,566
                                                       ----------          ----------               -----------

Financial Services (0.0%)
   Westfed Holdings, Inc. Class B
       (acquired 9/20/88, cost $510)
       (4)(5)(6)                                 4,223          0  12,670           0    16,893               0
                                                       ----------          ----------

Food & Beverages (0.0%)
     Aurora Foods, Inc.                                            15,940      38,854    15,940          38,854
     Specialty Foods Corp. (4)(6)               22,500        225  30,000         300    52,500             525
                                                       ----------          ----------
Group Total                                                   225              39,154                    39,379
                                                       ==========          ==========

Metals & Mining (0.0%)
     Sheffield Steel Corp. (4)                   2,500         25   6,250          63     8,750              88
                                                       ----------          ----------

Paper & Forest Products (0.1%)
     Mail-Well, Inc.  (1)(4)(6)                 10,652     45,936  21,306      91,882    31,958         137,818
                                                       ----------          ----------               -----------

Restaurants, Hotels & Gaming (0.0%)
     Motels of America, Inc. (1)(4)                250      1,750     500       3,500       750           5,250
                                                       ----------          ----------               -----------

Retail (0.4%)
     Pathmark Stores, Inc. (4)                  13,337    220,061  58,681     968,237    72,018       1,188,298
                                                       ----------          ----------               -----------

Telecommunications (0.3%)
     CompleTel Europe N.V. (4)                  12,500     44,531  32,500     115,718    45,000         160,312
     e. spire Communications, Inc. (4)*         14,168      7,084  28,337      14,169    42,505          21,253
     Intermedia Communications, Inc. (4)         4,190     30,116   8,450      60,734    12,640          90,850

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                        CGF                CIK
                                                  ---------------   -----------------
                                                  Shares            Shares                Shares
                                                  (000)   Value      (000)    Value        (000)        Value
                                                  ------  -----     ------    -----       ------        -----

   Loral Space & Communications, Co.  (4)          151    $   481     302    $    962       453        $  1,443
   Price Communications Corp. (4)                7,346    123,505                         7,346         123,505
   Spanish Broadcasting System, Inc.
       Class B  (1)(4)                                            107,100     528,806   107,100         528,806
   UnitedGlobalCom, Inc. Class A (4)                                2,058      28,040     2,058          28,040
   Viatel, Inc. (4)*                                                  182         677       182             677
                                                       ----------          ----------
Group Total                                               205,717             749,169                   954,886
                                                       ==========          ==========                 =========

TOTAL COMMON STOCKS
 (Cost CGF $503,664)                                      773,745
                                                        ---------
 (Cost CIK $1,560,707)                                                      2,092,017
                                                                          -----------
 (Cost Pro Forma $2,064,371)                                                                          2,865,762
                                                                                                    -----------
PREFERRED STOCKS (2.3%)
Broadcasting (0.3%)
   Benedek Communications Corp. 11.50% Sr.
      Exchangeable                                                    150      73,688       150          73,688
   Granite Broadcasting Corp. 12.75%, Cum.
      Exchangeable  (4)(8)*                         11        550                            11             550
   Pegasus Communications Corp.: 12.75% Cum.
      Exchangeable, Series A (4)                                      110     102,987       110         102,987
      Units                                                           250     253,062       250         253,062
   Source Media, Inc. 13.50% Units (4)           5,769     31,730  81,911     450,511    87,680         482,241
                                                       ----------          ----------                 ---------
Group Total                                                32,280             880,248                   912,528
                                                       ==========          ==========                 =========

CABLE (0.4%)
   Adelphia Communications Corp. 13% Cum.
      Exchangeable, Series B                     2,500    223,125   5,000     446,250     7,500         669,375
   DIVA Systems Corp. Series D (4)                                 56,913     455,304    56,913         455,304
   NTL, Inc. 13% Exchangeable, Series B              1        760       1         418         2           1,178
                                                       ----------          ----------                 ---------
GROUP TOTAL                                               223,885             901,972                 1,125,857
                                                       ==========          ==========                 =========

FINANCIAL SERVICES (0.1%)
   Deutsche Bank Capital Funding
      Tr I 7.872% Non-cumulated  (1)*                             120,000     118,594   120,000         118,594


               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                 CGF                CIK
                                                           ---------------   -----------------
                                                           Shares            Shares                Shares
                                                           (000)   Value      (000)    Value        (000)        Value
                                                           ------  -----     ------    -----       ------        -----

   Lehman Brothers Holdings: 5.67%*                                            1,100     $44,138     1,100         $44,138
      5.94%, Series C*                                                           500      21,000       500          21,000
   Westfed Holdings, Inc. Class A
      (acquired 9/20/88-6/18/93,
      cost $4,815,472) (5)(6)                                        $14,246  42,759      42.759    57,005          57,005
                                                                              ------                             ---------
GROUP TOTAL                                                           14,246             226,491                   240,737
                                                                     =======            ========                 =========
METALS & MINING (0.0%)
   International Utility
      Structures, Inc.: 13% Units (1)(4)                                         150     $82,875       150          82,875
         14% Units                                                                39       2,457        39           2,457
                                                                                        --------                 ---------
GROUP TOTAL                                                                               85,332                    85,332
                                                                                        ========                 =========
PUBLISHING & INFORMATION SERVICES (0.3%)
   Earthwatch, Inc. 8.50% Convertible
     Preferred                                             12,534      3,134  45,123      11,281    57,657          14,415
   Interact Electronic Marketing
     14% Conv. Preferred (4)                                  400     24,000     950      57,000     1,350          81,000
   Primedia, Inc. 10% Cum. Exchangeable,
     Series D                                               3,500    287,875   5,000     411,250     8,500         699,125
                                                                  ----------          ----------                 ---------
GROUP TOTAL                                                          315,099             479,531                   794,540
                                                                  ==========          ==========                 =========
RESTAURANTS, HOTELS & GAMING (0.0%)
   AmeriKing, Inc. 13% Cum. Exchangeable                    8,065     10,081  24,215      30,269    32,280          40,350
                                                                  ----------          ----------                 ---------

TELECOMMUNICATIONS (1.2%)
   e. spire Communications, Inc.12.75%                                           359      26,027       359         $26,027
   Intermedia Communications, Inc.:
      13.50% Exchangeable, Series B                                              396      99,000       396          99,000
       7.00% Jr. Convertible, Series E                     15,000    148,125  44,000     434,500    59,000         582,625
   Nextel Communications, Inc. 13% Exchangeable,
      Series D                                                371    358,942   1,203   1,163,902     1,574       1,522,844
   Rural Cellular Corp. 11.375% Sr. Exchangeable                                 326     261,615       326         261,615
   XO Communications, Inc. 14% PIK (Pay-In-Kind)           10,049    303,982  15,913     481,368    25,962         785,350
                                                                  ----------          ----------                 ---------
GROUP TOTAL                                                          811,049          2,466,412                   3,277,461
                                                                  ==========          ==========                 =========
TOTAL PREFERRED STOCKS
 (Cost CGF $3,330,810)                                             1,406,550
                                                                  ----------
 (Cost CIK $11,827,159)                                                                5,070,255
                                                                                     -----------
 (Cost Pro Forma $15,157,969)                                                                                    6,476,805
                                                                                                               -----------

RIGHTS (0.0%)
   Abraxas Petroleum Corp. expiring 11/1/04                                   92,408      11,551    92,408          11,551
   Terex Corp. expiring 5/15/02                             2,000     28,000   6,000      84,000     8,000         112,000

TOTAL RIGHTS (COST $0)                                                28,000              95,551                   123,551
                                                                  ----------          ----------                 ---------

WARRANTS (0.6%)
   Aavid Thermal Technologies, Inc.
       expiring 2/1/07 (4)                                    150      1,500                           150           1,500
   Ampex Corp. expiring 3/15/03 (1)(4)                      8,500         85  25,500         255    34,000             340
   Arcadia Financial Ltd. expiring
       3/15/07 (4)                                                               475           0       475               0
   Australis Holdings Pty. Ltd. expiring
       10/30/01 (1)(4)                                        250          3   2,250          22     2,500              25
   Australis Media Ltd. expiring 5/15/03 (4)                  225          2                           225               2
   CHC Helicopter Corp. expiring 12/15/00 (4)               2,000      7,000   6,000      21,000     8,000          28,000
   Carrier1 International SA expiring
       2/19/09  (1)(4)                                        300      3,000                           300           3,000
   Crown Packaging Holdings, Ltd.
       expiring 11/1/03 (4)                                 1,000         10   2,000          20     3,000              30
   DIVA Systems Corp.: expiring 5/15/06 (1)(4)                900    414,000   1,925     885,500     2,825       1,299,500
       expiring 3/1/08                                      2,430     19,440   9,225      73,800    11,655          93,240
   DTI Holdings, Inc. expiring 3/1/08 (1)(4)*               1,500        180   9,250       1,110    10,750           1,290
   Dairy Mart Convenience Stores, Inc.
       expiring 12/1/01 (4)                                 4,172      1,460  11,665       4,083    15,837           5,543
   Dayton Superior Corp. expiring 6/15/09 (4)                 250      5,000   1,000      20,000     1,250          25,000
   Decrane Aircraft Holdings expiring
       9/30/08 (4)                                                               800         800       800             800
   Equinix, Inc. expiring 12/01/07 (4)                        200     18,000                           200          18,000
   GT Group Telecom, Inc. expiring 2/1/10 (4)                 100      5,000     300      15,000       400          20,000
   Golden Ocean Group, Ltd. expiring
       8/31/01 (4)(6)                                         342      5,514   1,032           0     1,374           5,514
   HF Holdings Inc. expiring 9/27/09 (4)                    1,578         16   9,752          98    11,330             114
   Interact Electronic Marketing expiring
       12/31/09 (4)                                           400          4     950           9     1,350              13
   Interact Systems, Inc. expiring
       8/1/03 (1)(4)                                          400          0     750           0     1,150               0
   Isle of Capri Casinos, Inc. expiring
       5/3/01 (4)                                             882        119   2,646         357     3,528             476
   Key Energy Services expiring 1/15/09 (1)(4)                250     12,500   1,250      62,500     1,500          75,000
   McCaw International, Ltd. expiring
       4/15/07 (4)                                            750     18,750   1,000      25,000     1,750          43,750

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's
                                                Ratings
                                              (Unaudited)    Shares  Value     Shares    Value       Shares        Value
                                              -----------    ------  -----     ------    -----       ------        -----
   Mentus Media Corp. expiring 2/1/08  (1)(4)                 974    $    10   3,757     $    38     4,731         $    48
   Mrs. Fields Holding expiring 12/1/05 (1)(4)                500      5,000   1,750      17,500     2,250          22,500
   PLD Telekom, Inc. expiring 6/1/06  (4)                     560      5,600   1,610      16,100     2,170          21,700
   Pliant Corp. expiring 6/1/10 (4)                           300      3,037     700       7,088     1,000          10,125
   Source Media, Inc. expiring 11/1/07 (4)                  2,235      2,235  30,731      30,731    32,966          32,966


   Star Choice Communications, Inc.
       expiring 12/5/05  (1)(4)                             4,632     37,056  11,580      92,640    16,212         129,696
   Startec Global Communications Corp.
       expiring 5/15/08  (4)                                  350        228     750         487     1,100             715
   USN Communications, Inc. expiring
       8/15/04 (4)                                          3,050          0   7,600           0    10,650               0
   Waste Systems International, Inc.
       expiring 3/2/04 (4)                                  5,250         53                         5,250              53
   Wright Medical Technology expiring
       6/30/03 (4)                                            206          0     618           0       824               0

TOTAL WARRANTS
 (Cost CGF $347,444)                                                 564,802
                                                                     -------
 (Cost CIK $1,614,261)                                                                 1,274,138
                                                                                       ---------
 (Cost Pro Forma $1,961,705)                                                                                     1,838,940
                                                                                                                 ---------

TOTAL DOMESTIC SECURITIES
 (Cost CGF $74,080,122)                                           56,533,596
                                                                  ----------
 (Cost CIK $262,709,521)                                                             186,958,896
                                                                                     -----------
 (Cost Pro Forma $336,789,643)                                                                                 243,492,492
                                                                                                               -----------

FOREIGN SECURITIES (9.4%)
CORPORATE OBLIGATIONS (1.6%)
Argentina (0.4%)
   CIA Internacional Telecommunicacoes
       Sr. Notes 10.375%, 8/1/04 (1)*             N/R         635    512,763                           635         512,763
   Hidroelectrica Piedra del Aguila S.A.:
       Collateral Trust 8.25%, 6/30/09 (1)*       N/R         890    571,998                           890         571,998
       8.00%, 12/31/09*                           N/R         277    191,569                           277         191,569
                                                                  ----------                                   -----------
Group Total                                                        1,276,330                                     1,276,330
                                                                  ==========                                   ===========

Netherlands (0.8%)
   CompleTel Europe N.V. Yankee Gtd.
       0.00%, 2/15/09                            Caa2         250    125,000     650     325,000       900         450,000
   Hermes Europe Railtel B.V. Sr. Notes
       11.50%, 8/15/07                            B3          300    124,500   1,000     415,000     1,300         539,500
   KPNQwest N.V. Sr. Notes 8.125%, 6/1/04        Ba1          150    132,750                           150         132,750
   Netia Holdings B.V. Gtd. 13.75%, 6/15/10*      B2          455    377,203                           455         377,203
   United Pan-Europe Communications N.V.
       Sr. Notes 10.875%, 8/1/09                  B2          300    193,500     850     548,250     1,150         741,750
                                                                  ----------         -----------               -----------
Group Total                                                          952,953           1,288,250                 2,241,203
                                                                  ==========         ===========

Poland (0.3%)
   PTC International Finance B.V. Yankee
       Gtd. 10.75%, 7/1/07 (1)                    B2                             350     256,375       350         256,375
   PTC International Finance II SA Gtd.
       11.25%, 12/1/09                            B2          250    238,750     500     477,500       750         716,250
                                                                  ----------         -----------               -----------
Group Total                                                          238,750             733,875                   972,625
                                                                  ==========         ===========

South Korea (0.1%)
   Cho Hung Bank Sub. Notes 11.50%, 4/1/10        Ba3         150    145,643                           150         145,643

TOTAL CORPORATE OBLIGATIONS
 (Cost CGF $2,930,219)                                             2,613,676
                                                                   ---------
 (Cost CIK $2,057,225)                                                                 2,022,125
                                                                                       ---------
 (Cost Pro Forma $4,987,444)                                                                                     4,635,801
                                                                                                                 ---------


               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
GOVERNMENT OBLIGATIONS (7.8%)
Argentina (2.5%)
   Bocon PRO1 Notes 2.953%, 4/1/07 (7)*           Ba3      $2,842 $1,726,784                        $2,842      $1,726,784
   Republic of Argentina: Notes 11.00%,
       12/4/05 (3)                                B1          750    708,750                           750         708,750
       Series BGL5 11.375%, 1/30/17               Ba3         560    502,040                           560         502,040
       Unsubordinated 11.75% 4/07/09              B1          790    738,058                           790         738,058
       9.75%, 9/19/27*                            Ba3       1,580  1,275,850                         1,580       1,275,850
       Debentures 6.188%, 3/31/05*                B1          878    799,124                           878         799,124
       Foreign Government Gtd. 6.00%, 3/31/23     B1        1,600  1,110,000                         1,600       1,110,000
       Series B, Gtd. 0.00%, 4/15/01              Ba3                           $125    $119,844       125         119,844
       Gtd. 0.00%, 10/15/04                       Ba3                             95      62,225        95          62,225
                                                                   ---------              ------                    ------
Group Total                                                        6,860,606             182,069                 7,042,675
                                                                   =========             =======                 =========

Brazil (2.0%)
   Federal Republic of Brazil: Series RG
       7.6875%, 4/15/09*                          B2          570    495,900                           570       4,950,900
       Series EI-L Debentures 10.125%, 5/15/27    B2          910    729,365                           910         729,365
       Capitalization Bonds 8.00%, 4/15/14*       B2        2,814  2,179,794                         2,814       2,179,794
       Bearer Bonds 11.00%, 8/17/40*              B2        2,826  2,307,429                         2,826       2,307,429
                                                                   ---------                                     ---------
Group Total                                                        5,712,488                                     5,712,488
                                                                   =========                                     =========

Bulgaria (0.5%)
   Republic of Bulgaria: Notes 3.00%, 7/28/12     B2        1,510  1,124,950                         1,510       1,124,950
       Front Loaded Interest Reduction Bonds,
       Series A 5.875%, 7/28/24                   B2          475    363,375                           475         363,375
       Debentures Series PDI, 6.50% 7/28/11       B2          105     79,275                           105          79,275
                                                                      ------                                        ------
Group Total                                                        1,567,600                                     1,567,600
                                                                   =========                                     =========

Mexico (0.1%)
   United Mexican States Bonds 10.375%, 2/17/09  Baa3         210    230,160                           210         230,160
                                                                     -------                                       -------

Morocco (0.1%)
   Republic of Morocco 7.5625%, 1/1/09*          N/R          242    209,803                           242         209,803
                                                                     -------                                       -------

Peru (0.1%)
   Republic of Peru Collateralized 7.1875%,
       3/8/27                                    N/R          410    260,350                           410         260,350
                                                                     -------                                       -------

Philippines (0.4%)
   Republic of Philippines: Gtd. 7.50%, 6/1/08   Ba1          304    267,667                           304         267,667
       Notes 10.625%, 3/16/25*                   Ba1          930    764,925                           930         764,925
                                                                     -------                                      --------
Group Total                                                        1,032,592                                     1,032,592
                                                                   =========                                     =========

Poland (0.0%)
   Republic of Poland Bonds 3.75%, 10/27/24*     Baa1                            140      96,600       140          96,600
                                                                                          ------                    - -----

               PRO FORMA PORTFOLIO OF INVESTMENTS OF COMBINED FUND
                                December 31, 2000

                                                                   CGF                CIK
                                                             ---------------   -----------------
                                                Moody's       Face              Face                  Face
                                                Ratings      Amount            Amount                Amount
                                              (Unaudited)    (000)   Value      (000)    Value        (000)        Value
                                              -----------    ------  -----     ------    -----       ------        -----
Russia (2.1%)
   Ministry Finance Russia Debentures
       3.00%, 5/14/06                             N/R      $1,750   $800,449                        $1,750        $800,449
   Russia Federation: Registered Series
       8.75%, 7/24/05*                            B3          150    114,375                           150         114,375
       10.00%, 6/26/07                            B3          420    308,175                           420         308,175
       11.00%, 7/24/18                            B3          570    401,850                           570         401,850
       Unsubordinated 8.25%, 3/31/10*             B3        1,047    655,491                         1,047         655,491
       11.00%, 7/24/18                            B3           30     21,075                            30          21,075
       12.75%, 6/24/28                            B3           50     41,750                            50          41,750
       2.25%, 3/31/30                             B3        8,714  3,278,548                         8,714       3,278,548
       Registered Bonds 12.75%, 6/24/28           B3          375    311,719                           375         311,719
                                                                   ---------                                     ---------
Group Total                                                        5,933,432                                     5,933,432
                                                                   =========                                     =========

TOTAL GOVERNMENT OBLIGATIONS
 (Cost CGF $23,856,537)                                           21,807,031
                                                                  ----------
 (Cost CIK $272,805)                                                                     278,669
                                                                                         -------
 (Cost Pro Forma $21,199,123)                                                                                   22,085,700
                                                                                                                ----------

TOTAL FOREIGN SECURITIES
 (Cost CGF $23,856,537)                                           24,420,707
                                                                  ----------
 (Cost CIK $2,330,030)                                                                 2,300,794
                                                                                       ---------
 (Cost Pro Forma $26,186,567)                                                                                   26,721,501
                                                                                                                ----------

TIME DEPOSITS (1.6%)
 (Cost CGF $1,691,000)                                             1,691,000
                                                                   ---------
 (Cost CIK $2,726,000)                                                                 2,726,000
                                                                                       ---------
 (Cost Pro Forma $4,417,000)                                                                                     4,417,000
                                                                                                                 ---------

TOTAL INVESTMENTS (97.0%)
 (Cost CGF $99,627,659)                                           82,645,303
                                                                  ----------
 (Cost CIK $267,765,551)                                                             191,985,690
                                                                                     -----------
 (Cost Pro Forma $367,393,210)                                                                                 274,630,993
                                                                                                               -----------

OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)                       2,686,260           5,831,314                 8,517,574
                                                                   ---------           ---------                 ---------

NET ASSETS (100%)                                                 85,331,563         197,817,004               283,148,567
                                                                  ==========         ===========              ============

--------------------
  * Indicates a holding that was sold or repaid, in full or in part, and thus is no longer in the portfolio as of March 23, 2001.
 N/R - Not Rated
 STRIPS - Separate Trading of Registered Interest and Principal Securities.
 (1)  144A Security.  Certain conditions for public sale may exist.
 (2)  Defaulted security.
 (3) Step Bond - Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
 (4)  Non-income producing security.
 (5) Restricted as to private and public resale. Total cost of restricted securities at December 31, 2000 aggregated $3,611,992. Total market value of restricted securities owned at December 31, 2000 was $42,579 or 0.02% of net assets.
 (6) Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. (7) Floating Rate - The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at December
      31, 2000.

               NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. Basis of Combination

The unaudited Pro Forma Combining Financial Statements reflect the accounts of the Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("CGF") and Credit Suisse Asset Management Income Fund, Inc. ("CIK"), collectively the Funds, as of and for the twelve months ended December 31, 2000. These statements have been derived from the books and records utilized in calculating the respective weekly net asset values of the Funds as of December 31, 2000. The pro forma financial statements give effect to the proposed transfers of the assets and stated liabilities of CGF in exchange for shares of CIK. Under the purchase method of accounting for business combinations, the basis of portfolio securities in CGF at the time of the reorganization will be the fair value of such assets at the close of business of the day immediately preceding the reorganization. The Pro Forma Financial Statements reflect the combined results of operations of CGF and CIK. All ordinary and reasonable expenses incurred in connection with the reorganization will be borne by CGF and CIK. See the Notes to the Pro Forma Statement of Operations for details of the pro forma expense adjustments. The Pro Forma Combining Statement of Assets and Liabilities, Statement of Operations, and Schedule of Portfolio Investments should be read in conjunction with the historical financial statements of CGF and CIK which have been incorporated by reference in the Statement of Additional Information constituting part of the Form N-14 Registration Statement.

2. Advisory, Administration, Transfer Agent and Custodian Fees

Credit Suisse Asset Management, LLC (the "Adviser") provides investment advisory services to the Funds under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of 0.50% of average weekly net assets. Brown Brothers Harriman & Co. provides administrative and custodial services to the Funds and they are compensated at a fee rate based on average net assets. Fleet National Bank provides transfer agent services to the Funds and they are compensated at a fee rate based on the number of accounts per year, plus out-of-pocket expenses.

3. Portfolio Valuation

Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed-income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including restricted securities) are valued at fair value as determined in good faith by the Board of Directors.

4. Capital Shares

Both CGF and CIK have 100,000,000 of shares authorized, each with a par value of $0.001 per share. The pro forma net asset value per share assumes the issuance of shares of CIK to shareholders of CGF in connection with the proposed reorganization. Fractional shares will not be issued in connection with this reorganization. Cash will be remitted to CGF shareholders in exchange for their fractional shares.

5. Accounting Survivor

As the two Funds share the same investment advisor, have similar investment objectives and policies, and the same portfolio mix and expense structures, CIK will be the accounting survivor in the Reorganization because it is substantially larger in size than CGF.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification

            Section 2-418 of the Corporation Law of the State of Maryland gives Registrant the power to indemnify its directors and officers. Section 2-418 provides in pertinent part:

                   "(b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                        (i) The act or omission of the director was material to the cause matter giving rise to the proceeding; and

                               1.   Was committed in bad faith; or

                               2.   Was the result of active and deliberate
                        dishonesty; or

                        (ii) The director actually received an improper personal benefit in money, property or services; or

                        (iii) In the case of any criminal proceeding, the
            director had reasonable cause to believe that the act or omission was unlawful.

                        (2)(i) Indemnification may be against judgments,
            penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                        (ii) However, if the proceeding was one by or in the
            right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                        (3)(i) The termination of any proceeding by judgment,
            order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                        (ii) The termination of any proceeding by conviction, or
            a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                   (4) A corporation may not indemnify a director or advance
            expenses under this section for a proceeding brought by that director against the corporation, except:

                        (i) For a proceeding brought to enforce indemnification
            under this section; or

                        (ii) If the charter or bylaws of the corporation, a
            resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

                   "(c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                   "(d) Unless limited by the charter:

                   (1) A director who has been successful, on the merits or
            otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                   (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                        (i) If it determines a director is entitled to
            reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses in securing such reimbursement; or

                        (ii) If it determines that the director is fairly and
            reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in Subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                        (3) A court of appropriate jurisdiction may be the same
            court in which the proceeding involving the director's liability took place.

                   (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                        (2)   Such determination shall be made:

                        (i) By the board of directors by a majority vote of a
            quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                        (ii) By special legal counsel selected by the board of
            directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                        (iii) By the stockholders.

                        (3) Authorization of indemnification and determination
            as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                        (4) Shares held by directors who are parties to the
            proceeding may not be voted on the subject matter under this subsection.

                   (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

                        (i) A written affirmation by the director of the
            director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                        (ii) A written undertaking by or on behalf of the
            director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                        (2) The undertaking by or on behalf of the director to
            repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                        (2) The undertaking required by subparagraph (ii) of
            paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                        (3) Payments under this subsection shall be made as
            provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                   (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                   (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                   (i)  For purposes of this section:

                        (1) The corporation shall be deemed to have requested a
            director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

                        (2) Excise taxes assessed on a director with respect to
            an employee benefit plan pursuant to applicable law shall be deemed fines; and

                        (3) Action taken or omitted by the director with respect
            to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                   (j)  Unless limited by the charter:

                        (1) An officer of the corporation shall be indemnified
            as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection
            (d);

                        (2) A corporation may indemnify and advance expenses to
            an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                        (3) A corporation, in addition, may indemnify and
            advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

                   (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                        (2) A corporation may provide similar protection,
            including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                        (3) The insurance or similar protection may be provided
            by a subsidiary or an affiliate of the corporation.

                   (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

                        (2) A corporation may provide similar protection,
            including a trust Fund, letter of credit, or surety bond, not inconsistent with this section.

                        (3) The insurance or similar protection may be provided
            by a subsidiary or an affiliate of the corporation."

            Article Eight of the Registrant's Articles of Incorporation states as follows:

            "Section 3. The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a Director or Officer. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Fund. Before the Fund may advance such expenses, one of the following provisions must be satisfied: 1) such Director or Officer shall provide a security for his undertaking, 2) the Corporation shall be insured against losses arising by reason of any lawful advances, or 3) a majority of a quorum of disinterested, non-party directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such Director or Officer ultimately will be found entitled to indemnification. The rights provided to any person by this Section of this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a

Director or Officer as provided above. No amendment of this Section of this Article shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Section of this Article, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a Director or Officer of the Corporation which imposes duties on, or involves services by, such Director or Officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

            "Section 4. Nothing in this Article protects or purports to protect, any director or officer against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            "Section 5. A Director or Officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or Officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940 and rules or regulations thereunder or any releases issued by the Securities and Exchange Commission or its staff) as currently in effect or as the same may hereafter be amended.

            Article VII of Registrant's By-Laws states as follows:

            "Article VII. The Corporation shall indemnify its Directors and officers against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted, by applicable federal and state law and the Articles of Incorporation of the Corporation."

            A policy of insurance covering Credit Suisse Asset Management, LLC, its affiliates, and all of the registered investment companies advised by Credit Suisse Asset Management, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of its duties and the Registrant against any payments which it is obligated to make to such persons under the indemnification provisions described above.

            Each of the Non-interested Directors of the Funds is party to an Indemnification Agreement with the Fund or Funds as to which he serves as a director providing for contractual rights of indemnity and advancement of expenses.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the provisions described above, or otherwise, the Fund has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted against the Fund by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16. Exhibits

                  1. Articles of Incorporation of the Registrant, as amended*

                  2.        Amended and Restated By-laws of the Registrant**

                  3.        Not Applicable

                  4.        Form of Agreement and Plan of Reorganization***

                  5.        Not Applicable

                  6. Restated Investment Advisory Agreement between the Registrant and Credit Suisse Asset Management, LLC dated February 5, 2001+

                  7.        Not Applicable

                  8.        Not Applicable

                  9. Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated January 29, 1999

                  10.       Not Applicable

                  11. (a)   Opinion of Willkie Farr & Gallagher

                      (b)   Opinion of Venable, Baetjer and Howard, LLP

                  12. Opinion of Willkie Farr & Gallagher with respect to tax matters****

                  13. (a) Registrar, Transfer Agency and Service Agreement between the Registrant and Bank Boston, N.A. (now Fleet National Bank) dated October 26, 1998*

------------------------------------------

*     Previously filed.

** Incorporated by reference to Registrant's Form N-SAR filed on February 27, 2001.

*** Included as Exhibit A to the Proxy Statement/Prospectus forming part of the Registration Statement.

****  To be filed by amendment.

+ If the reorganization of Credit Suisse Asset Management Strategic Global Income Fund, Inc. into the Registrant is consummated and the new Investment Advisory Agreement between CSAM and the Registrant is approved by the shareholders of the Registrant, this Agreement will be replaced with the Investment Advisory Agreement which is attached as Exhibit B to the Proxy Statement/Prospectus which forms Part A of this Registration Statement.

                     (b) Administrative and Accounting Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 27, 1999*

                     (c) Credit Agreement dated June 23, 1999, among the Registrant, other CSAM-advised investment companies, Deutsche Bank AG, as administrative agent, State Street Bank and Trust Company, as operations agent, Bank of Nova Scotia, as syndication agent, and the other lenders party thereto (the "Credit Agreement")*

                     (d)    First Amendment to Credit Agreement dated June 21,
                            2000*

                  14.       Consent of PricewaterhouseCoopers LLP

                  15.       Not Applicable

                  16.       Not Applicable

                  17.       Code of Ethics*

Item 17. Undertakings

            (1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

            (2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

            (3) The Registrant agrees to file the Opinion of Willkie Farr & Gallagher with respect to tax matters as an amendment to this registration statement pursuant to Rule 485(b) of the Securities Act as soon as practicable after the Closing Date (as such term is defined in this registration statement).

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of March 2001.

                            Credit Suisse Asset Management Income Fund, Inc.


                            By:   /s/ Michael A. Pignataro
                                  ------------------------------------
                                  Michael A. Pignataro,
                                  Chief Financial Officer and Secretary

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                  DATE

  *                         Chairman of the Board and
-------------------         Director                     March 28, 2001
James McCaughan

  *                         Director                     March 28, 2001
---------------------
William W. Priest

  *                         Director                     March 28, 2001
------------------------
Dr. Enrique R. Arzac

  *                         Director                     March 28, 2001
-------------------
Lawrence J. Fox

  *                         Director                     March 28, 2001
-------------------
James S. Pasman

  *                         President, Chief Investment  March 28, 2001
------------------------    Officer
Richard J. Lindquist

/s/ Michael A. Pignataro    Chief Financial Officer and  March 28, 2001
------------------------    and Secretary
Michael A. Pignataro

*  /s/ Michael A. Pignataro, as attorney-in-fact

Exhibit No

                  6. Restated Investment Advisory Agreement between the Registrant and Credit Suisse Asset Management, LLC dated February 5, 2001

                  9. Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated January 29, 1999

                  11. (a)   Opinion of Willkie Farr & Gallagher

                      (b)   Opinion of Venable, Baetjer and Howard, LLP

                  14.       Consent of PricewaterhouseCoopers LLP